UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Under Section 240.14a-12

NORTHERN TRUST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Northern Trust Corporation

50 South La Salle Street

Chicago, Illinois 60603

March 16, 2017

Dear Stockholder:

You are cordially invited to attend the Northern Trust Corporation 2017 Annual Meeting of Stockholders on Tuesday, April 25, 2017, at 10:30 a.m., Central Time, at our corporate headquarters at 50 South La Salle Street in Chicago, Illinois.

For more than 125 years, our stockholders’ support has been essential to Northern Trust’s stability and success. Your vote plays a vital role and is very important for our future. Whether or not you plan to attend the Annual Meeting, I urge you to vote your shares as promptly as possible.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement provide you with information about each proposal to be considered at the Annual Meeting, as well as other information you may find useful in voting your shares. If you plan to attend the Annual Meeting, please review the information on admittance procedures in the accompanying Proxy Statement.

If you choose not to attend in person, you may vote your shares by Internet or telephone. If you received a paper copy of the proxy materials, you also may complete, sign, date, and return your proxy card in the enclosed envelope. Instructions for voting by Internet or telephone can be found on your proxy card or your Notice Regarding the Availability of Proxy Materials.

Thank you for your continued support of Northern Trust Corporation, and your contribution to the future of our company.

Sincerely,

Frederick H. Waddell
Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Tuesday, April 25, 2017

Time:	10:30 a.m., Central Time

Place:	Northern Trust Corporation 50 South La Salle Street Chicago, Illinois 60603

Purposes:	The purposes of the Annual Meeting are to:

●      elect thirteen directors to serve on the Board of Directors until the 2018 Annual Meeting of Stockholders or until their successors are elected and qualified;

●      approve, by an advisory vote, 2016 named executive officer compensation;

●      hold an advisory vote on the frequency with which the Corporation should hold advisory votes on executive compensation;

●      approve the Northern Trust Corporation 2017 Long-Term Incentive Plan;

●      ratify the appointment of KPMG LLP as Northern Trust Corporation’s independent registered public accounting firm for the 2017 fiscal year; and

●      transact any other business that may properly come before the Annual Meeting.

Record Date:	You can, and should, vote if you were a stockholder of record at the close of business on February 27, 2017.

March 16, 2017

By order of the Board of Directors,

Stephanie S. Greisch

Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 25, 2017

This Proxy Statement, other proxy materials, our Annual Report on Form 10-K for the year ended December 31, 2016 and a link to the means to vote by Internet or telephone are available at materials.proxyvote.com/665859.

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PROXY STATEMENT

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of Northern Trust Corporation (the “Corporation”) for use at the Corporation’s Annual Meeting of Stockholders to be held on Tuesday, April 25, 2017 (the “Annual Meeting”). On or about March 16, 2017, we began mailing or otherwise making available our proxy materials, including a copy of our Annual Report on Form 10-K for the year ended December 31, 2016, to all stockholders entitled to vote at the Annual Meeting.

GENERAL INFORMATION

A Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), for some of our stockholders we are providing access to our proxy materials via the Internet. The rules permit us to send a Notice Regarding the Availability of Proxy Materials (the “Notice”) to stockholders of record and beneficial owners. All stockholders have the ability to access the proxy materials on the website referred to in the Notice, www.proxyvote.com, or to request a printed set of proxy materials on this site or by calling toll-free 1-800-579-1639. Complete instructions for accessing the proxy materials on the Internet or requesting a printed copy may be found in the Notice. In addition, stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail on the website above or when voting electronically. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of our annual stockholders’ meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Who May Vote

Record holders of the Corporation’s common stock at the close of business on February 27, 2017 may vote at the Annual Meeting. On that date, the Corporation had 229,484,933 shares of common stock outstanding.

You are entitled to one vote for each share of common stock that you owned of record at the close of business on February 27, 2017. The proxy card or Notice, as applicable, indicates the number of shares you are entitled to vote at the Annual Meeting.

Voting Your Proxy

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares promptly.

If you are a “stockholder of record” (that is, you hold your shares of the Corporation’s common stock in your own name), you may vote your shares by proxy using any of the following methods:

●	using the Internet site listed on the Notice or the proxy card;

●	calling the toll-free telephone number listed on the proxy card; or

●	completing, signing, dating and returning your proxy card.

The Internet and telephone voting procedures set forth on the Notice and the proxy card are designed to authenticate stockholders’ identities, to allow stockholders to provide their voting instructions and to confirm that their instructions have been properly recorded. If you vote by Internet or telephone, you should not return your proxy card.

If you are a “beneficial owner,” also known as a “street name” holder (that is, you hold your shares of the Corporation’s common stock through a broker, bank or other nominee), you will receive from the record holder, in the form of a Notice or otherwise, voting instructions (including instructions, if any, on how to vote by Internet or telephone) that you must follow in order to have your shares voted at the Annual Meeting. Under the rules of various national and regional securities exchanges, brokers, banks and other nominees that hold securities on behalf of beneficial owners generally may vote on routine matters even if they have not received voting instructions from the beneficial owners for whom they hold securities, but are not permitted to vote on nonroutine matters unless they have received such voting instructions. While the ratification of the appointment of the Corporation’s independent registered public accounting firm is considered to be a routine matter, each of the other matters to be presented to the stockholders at the Annual Meeting described in this Proxy Statement is considered to be a nonroutine matter. Thus, if you fail to provide your specific voting instructions, your broker may only vote your shares on the ratification of the appointment of the Corporation’s independent registered public accounting firm. Consequently, it is important that you communicate your voting instructions by using any of the following methods so your vote can be counted:

●	using the Internet site listed on the voting instruction form;

●	calling the toll-free telephone number listed on the voting instruction form; or

●	completing, signing, dating and returning your voting instruction form.

If you own shares of common stock as a participant in The Northern Trust Company Thrift-Incentive Plan (“TIP”), or as a participant in any other employee benefit plan of the Corporation, your proxy card will cover the shares credited to each of your plan accounts. The completed proxy card (or vote by Internet or telephone) will serve as your voting instructions to the TIP trustee. To allow sufficient time for voting by the trustee, your voting instructions must be received by 11:59 p.m, Eastern Time, on April 20, 2017.

Whether you vote by Internet, telephone or mail, your shares will be voted in accordance with your instructions. If you sign, date and return your proxy card without indicating how you want to vote your shares, the proxy holders will vote your shares in accordance with the following recommendations of the Board:

Item 1	—	FOR the election of each nominee for director;

Item 2	—	FOR the approval, by an advisory vote, of the 2016 compensation of the Corporation’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC;

Item 3	—	EVERY YEAR for the frequency with which the Corporation should hold advisory votes on executive compensation;

Item 4	—	FOR the approval of the Northern Trust Corporation 2017 Long-Term Incentive Plan; and

Item 5	—	FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the Annual Meeting.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting by:

●	sending a written notice of revocation to the Corporation’s Corporate Secretary;

●	submitting another signed proxy card with a later date;

●	voting by Internet or telephone at a later date; or

●	attending the Annual Meeting and voting in person.

If you hold your shares in the name of your broker, bank or other nominee and wish to revoke your proxy, you will need to contact that party to revoke your proxy.

Voting in Person

You may come to the Annual Meeting and vote your shares in person by obtaining and submitting a ballot that will be provided at the meeting. However, if your shares are held by a broker, bank or other nominee in street name, to be able to vote at the meeting you must obtain a proxy, executed in your favor, from the record holder of your shares, indicating that you were the beneficial owner of the shares at the close of business on February 27, 2017.

Householding Information

We are delivering only one Annual Report on Form 10-K and Proxy Statement (or, as applicable, the Notice) to stockholders of record who share the same address unless they have notified us that they wish to continue receiving multiple copies. This practice, known as “householding,”

reduces duplicate mailings, saves printing and postage costs as well as natural resources and will not affect dividend check mailings. If you wish to receive separate copies of proxy materials, please contact Broadridge at 1-866-540-7095 or Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Stockholders who wish to receive a separate set of proxy materials now should contact Broadridge at the same telephone number or mailing address and the materials will be delivered to you promptly upon your request.

If you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy materials or if you hold our stock in more than one account, and, in either case, you wish to receive only a single copy of such materials in the future, please contact Broadridge at the telephone number or mailing address above with the names in which all accounts are registered and the name of the account for which you wish to receive mailings.

Quorum and Vote Required for Approval

A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if a majority of the outstanding shares entitled to vote at the meeting is present in person or by proxy at the Annual Meeting. Abstentions and broker nonvotes, if any, will be counted as present for purposes of establishing a quorum. A “broker nonvote” will occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. As noted above, brokers, banks and other nominees generally cannot vote your shares on any of the matters to be presented to stockholders at the Annual Meeting described in this Proxy Statement, other than the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2017, without your specific instructions. Please return your proxy card or voting instruction form, as applicable, or vote by Internet or telephone so your vote can be counted. An inspector of election appointed for the Annual Meeting will tabulate all votes cast in person or by proxy at the Annual Meeting. In the event a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

The following table indicates the vote required for approval of each item to be presented to the stockholders at the Annual Meeting and the effect of abstentions and broker nonvotes.

Item	Required Vote	Effect of Abstentions and Broker Nonvotes
Item 1—Election of directors	Affirmative vote of a majority of the votes cast with respect to each nominee. See below for further detail.	● Abstentions with respect to a nominee will have no effect on the election of such nominee. ● Broker nonvotes will have no effect on the voting for this item.
Item 2—Advisory vote on executive compensation	Affirmative vote of a majority of the shares of common stock present and entitled to vote.	● Abstentions will have the effect of a vote AGAINST this item. ● Broker nonvotes will have no effect on the voting for this item.
Item 3—Advisory vote on frequency of votes on executive compensation	Affirmative vote of a plurality of the shares of common stock present and entitled to vote.	● Abstentions will have no effect on the voting for this item. ● Broker nonvotes will have no effect on the voting for this item.
Item 4—Approval of the Northern Trust Corporation 2017 Long-Term Incentive Plan	Affirmative vote of a majority of the shares of common stock present and entitled to vote.	● Abstentions will have the effect of a vote AGAINST this item. ● Broker nonvotes will have no effect on the voting for this item.
Item 5—Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2017 fiscal year	Affirmative vote of a majority of the shares of common stock present and entitled to vote.	● Abstentions will have the effect of a vote AGAINST this item. ● Brokers may vote uninstructed shares on this item.

Pursuant to the Corporation’s By-laws, a nominee for director in an uncontested election (such as this year’s election where the only nominees are those recommended by the Board) must receive the affirmative vote of a majority of the votes cast with respect to his or her election at a meeting of stockholders to be elected. In contested elections, the affirmative vote of a plurality of the votes cast will be required to elect a director. The Corporation’s Corporate Governance Guidelines require an incumbent director who fails to receive the affirmative vote of a majority of the votes cast with respect to his or her election in an uncontested election at a meeting of stockholders to submit his or her resignation following certification of the stockholder vote. Such resignation will first be considered by the members of the Corporate Governance Committee (other than the tendering director, if applicable), who will recommend to the Board whether to accept or reject the resignation after considering all factors deemed relevant by the Committee, including, without limitation, any stated reasons as to why stockholders did not support the director whose resignation has been tendered, the length of service and qualifications of such director, the director’s contributions to the Corporation and the Corporation’s Corporate Governance Guidelines. The Board (other than the tendering director) will then act to accept or reject the Committee’s recommendation no later than ninety days following the date of the stockholders’ meeting after considering the factors considered by the Committee and such additional information and factors as the Board believes to be relevant.

Solicitation of Proxies; Costs

The Corporation will bear the cost of preparing, printing and mailing the materials in connection with this solicitation of proxies. In addition to mailing these materials, the Corporation’s officers and other employees may, without being additionally compensated, solicit proxies personally and by mail, telephone or electronic communication. The Corporation will reimburse banks and brokers for their reasonable out-of-pocket expenses related to forwarding proxy materials to beneficial owners of stock or otherwise in connection with this solicitation. In addition, the Corporation has retained Georgeson Inc. to assist in the solicitation of proxies for a fee of approximately $12,500, plus reasonable out-of-pocket expenses.

ADMITTANCE TO THE ANNUAL MEETING

Stockholders at the close of business on the record date, February 27, 2017, or their duly appointed proxies, may attend our Annual Meeting at our corporate headquarters on April 25, 2017 at 10:30 a.m., Central Time. Registration will begin at 9:30 a.m. Our corporate headquarters are located at 50 South La Salle Street (northwest corner of La Salle Street and Monroe Street) in Chicago, Illinois.

In order to be admitted to the meeting, you must bring documentation showing that you owned the Corporation’s common stock at the close of business on the record date, February 27, 2017. Acceptable documentation includes an admission ticket, a Notice Regarding the Availability of Proxy Materials or any other proof of ownership of the Corporation’s common stock at the close of business on February 27, 2017. A brokerage statement or letter from a bank or broker reflecting your holdings at the close of business on February 27, 2017 is an example of such other proof of ownership. Your admission ticket is located on the top portion of the rear side of your proxy card or on the left side of your voting instruction form if your shares are held by a broker, bank or other nominee in street name. You will be asked to present valid picture identification, such as a driver’s license or passport. For safety and security reasons, cameras and recording devices will not be permitted in the meeting.

ITEM 1—ELECTION OF DIRECTORS

Stockholders will be asked to elect thirteen directors at the Annual Meeting. Each of the thirteen nominees is currently serving as a director of the Corporation and its principal subsidiary, The Northern Trust Company (the “Bank”). Included in the incumbent directors nominated for re-election are Jay L. Henderson and Michael G. O’Grady, who were appointed as directors of the Corporation by the Board, effective July 18, 2016 and January 1, 2017, respectively, each in accordance with the Corporation’s By-laws and pursuant to the recommendation of the Corporation’s Chairman and Chief Executive Officer (“CEO”) and Lead Director. Dipak C. Jain will not be standing for re-election, as he will be retiring from service as a director effective upon the conclusion of his current term at the Annual Meeting. Mr. Jain has served as member of the Board since 2004.

Each of the thirteen director nominees has consented to serve as a director if elected at the Annual Meeting. Each nominee elected as a director will serve until the next Annual Meeting of Stockholders or until his or her successor is elected and qualified. If any nominee is unable to serve as a director at the time of the Annual Meeting, your proxy may be voted for the election of another nominee proposed by the Board or the Board may reduce the number of directors to be elected at the Annual Meeting.

As discussed further under “Corporate Governance—Director Nominations and Qualifications,” in evaluating director nominees, the Corporate Governance Committee considers a variety of factors, including relevant business and industry experience; professional background; age; current employment; community service; other board service; and racial, ethnic, and gender diversity. Accordingly, the thirteen director nominees possess a wide variety of experience, qualifications and skills, which will equip the Board with the collective expertise to perform its oversight function effectively. Each of the candidates also has a reputation for, and long record of, integrity and good business judgment; has experience in leadership positions with a high degree of responsibility; is free from conflicts of interest that could interfere with his or her duties to the Corporation and its stockholders; and is willing and able to make the necessary commitment of time and attention required for effective Board service.

A summary of certain key experience, qualifications and skills represented by the nominees for election to the Board at the Annual Meeting, collectively, is set forth below.

Key Experience, Qualifications and Skills

● Corporate governance and social responsibility	● Marketing

● Finance and accounting	● Operations

● Financial services	● Public company board experience

● Global experience	● Risk management

● Leadership of large, complex, highly regulated organizations ● Management development and succession	● Strategic thinking ● Technology

Further information with respect to the nominees is set forth on the following pages.

The Board unanimously recommends that you vote FOR the election of each nominee.

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

The following information about the nominees for election to the Board at the Annual Meeting is as of the date of this Proxy Statement, unless otherwise indicated.

LINDA WALKER BYNOE, Director since 2006, Age 64

President and Chief Executive Officer, Telemat Ltd. (project management and consulting firm) since 1995.

Ms. Bynoe is a director of Anixter International Inc. and Prudential Retail Mutual Funds and a trustee of Equity Residential. She is a former director of Simon Property Group, Inc.

The Board concluded that Ms. Bynoe should serve as a director based on her diverse consulting and investment experience, her expertise in public accounting, corporate governance, managing a private equity investment portfolio and strategy development and her experience as a director of financial services and other complex global corporations.

SUSAN CROWN, Director since 1997, Age 58

Chairman and Chief Executive Officer, Owl Creek Partners, LLC (private equity firm) since 2010, and Chairman and Founder, Susan Crown Exchange Inc. (social investment organization) since 2009. Ms. Crown previously served as Vice President of Henry Crown and Company (company with diversified investments) from 1984 to 2015.

Ms. Crown is a director of Illinois Tool Works Inc. Ms. Crown also serves as Vice Chair of the Board of Trustees of Rush University Medical Center in Chicago and as a director of CARE USA. Ms. Crown previously served two terms as a Fellow of Yale Corporation.

The Board concluded that Ms. Crown should serve as a director based on her business experience, her leadership and risk oversight experience as a director of Illinois Tool Works Inc. and her extensive experience with civic and not-for-profit organizations. The Board also considered the valuable perspective on governance and corporate responsibility matters that Ms. Crown brings through her current and former board service at various large organizations, both commercial and not-for-profit.

DEAN M. HARRISON, Director since 2015, Age 62

President and Chief Executive Officer, Northwestern Memorial HealthCare (the primary teaching affiliate of Northwestern University Feinberg School of Medicine and parent corporation of Northwestern Memorial Hospital) since 2006. Mr. Harrison served as President of Northwestern Memorial Hospital from 1999 to 2006.

The Board concluded that Mr. Harrison should serve as a director based on his extensive experience leading a large, complex organization in a highly regulated industry.

JAY L. HENDERSON, Director since 2016, Age 61

Retired Vice Chairman, Client Service, PricewaterhouseCoopers LLP (professional services firm). Mr. Henderson served as Vice Chairman, Client Service for PricewaterhouseCoopers LLP from 2007 to June 2016, and as Managing Partner of the Greater Chicago Market of PricewaterhouseCoopers LLP from 2003 to 2013. Mr. Henderson previously held various other positions at PricewaterhouseCoopers LLP and its predecessor since 1977.

Mr. Henderson is a director of Illinois Tool Works Inc. and The J.M. Smucker Company.

The Board concluded that Mr. Henderson should serve as a director based on his extensive experience working with complex global organizations across multiple markets and industry sectors, as well as his leadership experience in various roles at PricewaterhouseCoopers LLP.

MICHAEL G. O’GRADY, Director since 2017, Age 51

President of the Corporation and the Bank since January 1, 2017. Previously, Mr. O’Grady served as President of Northern Trust’s Corporate & Institutional Services business from 2014 to 2016 and as Chief Financial Officer of the Corporation and the Bank from 2011 to 2014. Before joining Northern Trust in 2011, Mr. O’Grady served as a Managing Director in Bank of America Merrill Lynch’s Investment Banking Group.

The Board concluded that Mr. O’Grady should serve as a director based on his experience and ongoing responsibilities with respect to the Corporation’s businesses.

JOSE LUIS PRADO, Director since 2012, Age 62

Chairman and Chief Executive Officer, Evans Food Group, Ltd. (global food company) since April 2016. Mr. Prado served as President of Quaker Oats North America, a division of PepsiCo, Inc. from 2011 to 2014 and as President and Chief Executive Officer of Grupo Gamesa-Quaker, PepsiCo International, Monterrey, Mexico, from 2002 to 2010. Mr. Prado previously held various other positions at PepsiCo since 1984.

Mr. Prado is a director of Brinker International, Inc.

The Board concluded that Mr. Prado should serve as a director based on his management, marketing and risk oversight experience at a complex global corporation and his substantial international experience.

THOMAS E. RICHARDS, Director since 2015, Age 62

Chairman, President and Chief Executive Officer, CDW Corporation (provider of integrated information technology solutions in the United States, Canada and the United Kingdom). Mr. Richards has served as CDW Corporation’s President since 2009, its Chief Executive Officer since 2011 and its Chairman since 2013. Prior to serving as Chief Executive Officer, Mr. Richards served as CDW Corporation’s Chief Operating Officer from 2009 to 2011.

Mr. Richards is a director of CDW Corporation.

The Board concluded that Mr. Richards should serve as a director based on his experience leading a large, complex organization and his experience in the information technology industry.

JOHN W. ROWE, Director since 2002, Lead Director since April 2010, Age 71

Chairman Emeritus, Exelon Corporation (producer and wholesale marketer of energy) since 2012. Mr. Rowe served as Chairman and Chief Executive Officer of Exelon Corporation from 2002 to 2012.

Mr. Rowe is a director of Allstate Corporation, American DG Energy Inc., and SunCoke Energy, Inc. Mr. Rowe is a former director of Sunoco, Inc. and Exelon Corporation.

The Board concluded that Mr. Rowe should serve as a director based on his management, regulatory, government relations and risk oversight experience as Chief Executive Officer at Exelon Corporation (and, prior to that, at New England Electric System and Central Maine Power Company) and his experience as a director of other complex corporations.

MARTIN P. SLARK, Director since 2011, Age 62

Chief Executive Officer, Molex LLC (manufacturer of electronic, electrical and fiber optic interconnection products and systems) since 2005. Previously, Mr. Slark served as President and Chief Operating Officer of Molex from 2001 to 2005.

Mr. Slark is a director of Hub Group, Inc., Koch Industries, Inc. and Liberty Mutual Insurance Company.

The Board concluded that Mr. Slark should serve as a director based on his experience leading a complex global corporation and his risk oversight experience as Chief Executive Officer of Molex LLC and as a director of other complex global corporations.

DAVID H. B. SMITH, JR., Director since 2010, Age 50

Executive Vice President, Policy & Legal Affairs and General Counsel, Mutual Fund Directors Forum (nonprofit membership organization for investment company directors) since 2005. Previously, Mr. Smith held several positions at the U.S. Securities and Exchange Commission from 1996 to 2005, including Associate Director in the Division of Investment Management.

Mr. Smith is a director of Illinois Tool Works Inc. and a trustee of Carleton College.

The Board concluded that Mr. Smith should serve as a director based on his regulatory and leadership experience in the finance industry gained from his roles at the U.S. Securities and Exchange Commission and the Mutual Fund Directors Forum. The Board also considered that Mr. Smith’s interest as a beneficiary of a trust that holds a significant amount of the Corporation’s common stock further aligns his interests with the interests of the Corporation’s stockholders.

DONALD THOMPSON, Director since 2015, Age 53

Founder and Chief Executive Officer, Cleveland Avenue, LLC (food and beverage incubator and accelerator) since May 2015 and Retired President and Chief Executive Officer, McDonald’s Corporation (global foodservice retailer). Mr. Thompson served as President and Chief Executive Officer of McDonald’s Corporation from 2012 until 2015, as President and Chief Operating Officer of McDonald’s Corporation from 2010 to 2012, and as President of McDonald’s USA from 2006 to 2010.

Mr. Thompson is a director of Royal Caribbean Cruises Ltd. Mr. Thompson served as director of McDonald’s Corporation from 2011 to 2015 and of Exelon Corporation from 2007 to 2013.

The Board concluded that Mr. Thompson should serve as a director based on his management and board experience at other complex global corporations.

CHARLES A. TRIBBETT III, Director since 2005, Age 61

Managing Director, Russell Reynolds Associates (global executive recruiting firm) since 1989, Chairman of the firm’s Leadership Assessment and Promotions Board since 2006, and Co-Leader of the firm’s CEO and Board Advisory Group since 1995.

The Board concluded that Mr. Tribbett should serve as a director based on his global leadership consulting experience evaluating and identifying senior management professionals and his leadership experience as a Managing Director of Russell Reynolds Associates.

FREDERICK H. WADDELL, Director since 2006, Age 63

Chairman of the Board of the Corporation and the Bank since 2009 and Chief Executive Officer of the Corporation and the Bank since 2008. Mr. Waddell served as President of the Corporation and the Bank from 2006 to 2011 and from October to December 2016; as Chief Operating Officer of the Corporation and the Bank from 2006 to 2008; and as Executive Vice President of the Bank from 1997 to 2006 and of the Corporation from 2003 to 2006.

Mr. Waddell is a director of AbbVie, Inc.

Since joining Northern Trust in 1975, Mr. Waddell has held leadership positions in a variety of the Corporation’s businesses. The Board concluded that Mr. Waddell should serve as a director based on his experience and ongoing responsibilities with respect to the Corporation’s businesses.

BOARD AND BOARD COMMITTEE INFORMATION

Our Board currently consists of fourteen members. The Board has determined that each of the following twelve current directors is independent in accordance with our independence standards, which conform with SEC rules and the listing standards of The NASDAQ Stock Market LLC (“NASDAQ”): Linda Walker Bynoe, Susan Crown, Dean M. Harrison, Dipak C. Jain (who is not standing for re-election), Jay L. Henderson, Jose Luis Prado, Thomas E. Richards, John W. Rowe, Martin P. Slark, David H. B. Smith, Jr., Donald Thompson and Charles A. Tribbett III.

During 2016, the Corporation’s Board held seven meetings. All persons who were directors during 2016 attended at least 75% of the total meetings of the Board and the committees on which they served occurring during the period in which they served. Our Corporate Governance Guidelines state that all directors are expected to attend each Annual Meeting of Stockholders. In accordance with this expectation, all of the directors then serving attended the 2016 Annual Meeting of Stockholders held on April 19, 2016.

Board Committees

The standing committees of the Board are the Audit Committee, the Business Risk Committee, the Capital Governance Committee, the Compensation and Benefits Committee, the Corporate Governance Committee, the Corporate Social Responsibility Committee and the Executive Committee. With the exception of the Executive Committee, all standing committees are composed solely of independent directors. Consequently, independent directors directly oversee critical matters and appropriately oversee the Chairman and CEO. Each standing committee is governed by a written charter. These charters detail the duties and responsibilities of each committee and are available on the Corporation’s website at www.northerntrust.com.

Additional information regarding the roles, responsibilities and composition of the Board’s standing committees is set forth below.

Committee Composition

A summary of the composition of each of the Board’s current standing committees is set forth below.

Director	Audit	Business Risk	Capital Governance	Compensation and Benefits	Corporate Governance	Corporate Social Responsibility	Executive
Bynoe				✓	✓
Crown					✓	C	✓
Harrison	✓	✓
Henderson		✓	✓
Jain	✓					✓
O’Grady
Prado		C				✓	✓
Richards		✓		✓
Rowe			✓	✓	C		✓
Slark	✓			✓
Smith	C	✓	✓				✓
Thompson	✓	✓	C				✓
Tribbett				C	✓		✓
Waddell							C

C - Chair    ✓ - Member

Audit Committee

The Audit Committee’s purpose is to oversee the accounting and financial reporting processes of the Corporation and its subsidiaries and the audits of the consolidated financial statements of such entities, as well as to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the organization’s accounting, auditing, financial reporting, internal financial control and legal compliance functions, including, without limitation: (i) assisting the Board’s oversight of (a) the integrity of the organization’s consolidated annual and quarterly financial statements and earnings releases, (b) the organization’s compliance with legal and regulatory requirements, (c) the qualifications and independence of the Corporation’s public accountants and (d) the performance of the organization’s internal audit function and the Corporation’s public accountants; and (ii) preparing the report required to be prepared by the Committee pursuant to SEC rules for inclusion each year in the Corporation’s proxy statement relating to its Annual Meeting of Stockholders.

The Board has determined that all members of the Audit Committee are independent under SEC rules and NASDAQ listing standards. The Board also has determined that all Audit Committee members have the financial experience and knowledge required for service on the Committee, and that Messrs. Smith, Harrison, Slark and Thompson each satisfy the definition of “audit committee financial expert” under SEC rules. The Audit Committee met five times in 2016.

Business Risk Committee

The Business Risk Committee’s sole and exclusive function is responsibility for the risk-management policies of the Corporation’s global operations and oversight of the operation of the Corporation’s global risk-management framework. In furtherance of this function, the Business Risk Committee assists the Board in discharging its oversight duties with respect to: (i) the risks inherent in the businesses of the Corporation and its subsidiaries in the following categories: credit risk, market and liquidity risk, fiduciary risk, operational risk, compliance risk and strategic risk; and (ii) the process by which risk-based capital requirements are determined.

The Board has determined that all members of the Business Risk Committee are independent under SEC rules and NASDAQ listing standards. The Business Risk Committee met six times in 2016.

Capital Governance Committee

The purpose of the Capital Governance Committee is to assist the Board in discharging its oversight duties with respect to capital management and planning activities of the Corporation and its subsidiaries. Among other matters, the Capital Governance Committee performs the following functions: (i) oversees the capital adequacy assessments, forecasting, and stress testing processes and activities of the Corporation and its subsidiaries, including with respect to the annual Comprehensive Capital Analysis and Review (“CCAR”) exercise, and challenges management, as appropriate, on various elements of such processes and activities; (ii) reviews and recommends to the Board for approval the Corporation’s annual capital plan, including proposed capital actions, and reviews and challenges management, as appropriate, with respect to the assumptions, limitations and weaknesses related to the Corporation’s annual capital plan, including regarding risk identification and estimation approaches; (iii) receives reports on the Corporation’s material risks and exposures to inform decisions on capital adequacy and actions, including capital distributions; (iv) unless reviewed and approved by the Board, reviews and approves capital policies for the Corporation and the Bank, including the Corporation’s and the Bank’s capital management goals and targets and the Corporation’s payout ratios; (v) reviews and discusses with management the Corporation’s and the Bank’s regulatory capital ratios and capital levels; and (vi) reviews and recommends to the Board for approval (a) dividend declarations with respect to the Corporation’s common and preferred stock and (b) issuances or repurchases of debt or equity securities.

The Board has determined that all members of the Capital Governance Committee are independent under SEC rules and NASDAQ listing standards. The Capital Governance Committee met ten times in 2016.

Compensation and Benefits Committee

The purpose of the Compensation and Benefits Committee is to assist the Board in discharging its duties and responsibilities relating to: (i) the compensation of the directors and executive officers of the Corporation and its subsidiaries; and (ii) the employee benefit and equity-based plans of the organization. The Committee also assists the Board with management development and succession planning, including with respect to the position of CEO, and prepares the report required to be prepared by the Committee pursuant to SEC rules for inclusion in the Corporation’s proxy statement relating to its Annual Meeting of Stockholders.

The Board has determined that all members of the Compensation and Benefits Committee are independent under SEC rules and NASDAQ listing standards. The Compensation and Benefits Committee met five times in 2016.

Corporate Governance Committee

The purpose of the Corporate Governance Committee is to: (i) identify and recommend to the Board candidates for nomination or appointment as directors; (ii) review the Board’s committee structure and recommend appointments to committees; (iii) provide leadership in shaping the corporate governance of the Corporation, including through the development and recommendation to the Board of Corporate Governance Guidelines applicable to the Corporation; (iv) advise the Board on the appointment of a successor in the event of the unanticipated death, disability or resignation of the Corporation’s CEO, after consultation with the Chairman of the Corporation’s Compensation and Benefits Committee; (v) oversee the procedures relating to stockholder communications with the Board and review any proposals submitted by stockholders; and (vi) oversee the annual evaluation of the Board and its committees.

The Board has determined that all members of the Corporate Governance Committee are independent under SEC rules and NASDAQ listing standards. The Corporate Governance Committee met four times in 2016.

Corporate Social Responsibility Committee

The purpose of the Corporate Social Responsibility Committee is to assist the Board in discharging its oversight duties with respect to corporate citizenship and social responsibility matters of significance to the Corporation and its subsidiaries. Among other matters, the Corporate Social Responsibility Committee receives and reviews reports on each of the following as they pertain to the Corporation and its subsidiaries: (i) political, lobbying and other public advocacy activities, including significant trade association memberships; (ii) strategic philanthropy and charitable contributions; (iii) sustainability initiatives and other social responsibility matters of significance, including environmental, social, and governance issues; (iv) diversity and inclusion initiatives; (v) human rights matters; and (vi) compliance with the Community Reinvestment Act and Fair Lending laws. The Corporate Social Responsibility Committee also provides oversight with respect to the Corporation’s policies, programs and strategies in respect of each of these matters.

The Board has determined that all members of the Corporate Social Responsibility Committee are independent under SEC rules and NASDAQ listing standards. The Corporate Social Responsibility Committee met three times in 2016.

Executive Committee

The Board appoints an Executive Committee so that there will be a committee of the Board empowered to act for the Board, to the full extent permitted by law, between meetings of the Board if necessary and appropriate. The Executive Committee is composed of the Chairman of the Board and the Chair of each of the other standing committees of the Board. The Executive Committee did not meet in 2016.

CORPORATE GOVERNANCE

Key Governance Practices

We believe that the high standards set by our governance structure provide the foundation for the strength of our business. An overview of certain key governance practices reflective of our strong governance profile is set forth below.

What We Do		What We Don’t Do

✓	Majority Independent Directors	×	No Plurality Voting in Uncontested Director Elections

✓	Engaged Lead Director	×	No Staggered Board

✓	Frequent Executive Sessions for Independent Directors	×	No Poison Pill

✓	Annual Strategic Planning Meeting with Board and Executive Officers	×	No Supermajority Voting Requirements

✓	Regular Rotations of Committee Chairs	×	No Overboarding of Directors

✓	Regular Reviews of Governance Documents

✓	Annual Board and Committee Self-Evaluations

Director Independence

To be considered independent, the Board must affirmatively determine that a director has no relationship with the Corporation which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Corporation’s Corporate Governance Guidelines require that a majority of the directors serving on the Board meet the criteria for “independence” under NASDAQ listing standards.

To assist the Board in making its independence determinations, the Board has adopted categorical standards. Under these standards, the following persons shall not be considered “independent”:

●

a director who is or was an employee or executive officer of the Corporation, or whose Family Member (as defined below) is or was an executive officer of the Corporation, at any time during the past three years;

●

a director who receives or has received, or whose Family Member receives or has received, compensation from the Corporation in excess of $120,000 during any period of twelve consecutive months within the past three years, other than director and committee fees, benefits under a tax-qualified retirement plan or other forms of nondiscretionary compensation; provided, however, that compensation received by a Family Member of a director for service as an employee (other than as an executive officer) of the Corporation need not be considered in determining independence;

●

a director who is, or whose Family Member is, a current partner of the Corporation’s outside auditor, or who was a partner or employee of the Company’s outside auditor who worked on the Corporation’s audit at any time during any of the past three years;

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a director of the Corporation who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company serve on the compensation committee of such other entity; or

●

a director who is, or whose Family Member is, a partner in, a controlling stockholder of, or an executive officer of, any organization to which the Corporation made, or from which the Corporation received, payments for property or services in the current or any of the past three fiscal years that exceed the greater of $200,000 or 5% of the recipient’s consolidated gross revenue for that year, other than payments arising solely from investments in the Corporation’s securities or payments under nondiscretionary charitable contribution matching programs.

“Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.

The Board has determined that each director serving during 2016 was, and each current director (other than Mr. Waddell, who serves as Chairman and CEO of the Corporation, and Mr. O’Grady, who serves as President of the Corporation) is, independent of the Corporation in accordance with the Corporation’s Corporate Governance Guidelines and categorical standards.

In addition to the categorical standards, the Board also considers any transaction, relationship, or arrangement between the Corporation and a director that constitutes a related person transaction under the Corporation’s Related Person Transactions Policy, descriptions of which are provided under “Related Person Transactions Policy” below. In each case, the Board determined that these relationships were immaterial and did not affect any director’s ability to exercise independent judgment in carrying out his or her responsibilities as a director.

Related Person Transactions Policy

The Board, through its Audit Committee, has adopted a written Related Person Transactions Policy to govern the review, approval, and ratification of transactions to which the Corporation or its subsidiaries are party and in which any related persons have a direct or indirect material interest. “Related persons” means the Corporation’s directors, nominees for director, executive officers, greater than five percent beneficial owners, members of their immediate family and any person (other than a tenant or employee) sharing their household.

The Related Person Transactions Policy provides that the Corporation may undertake certain pre-approved related person transactions in the ordinary course of business without specific review, approval or ratification, including the following pre-approved transactions:

●

an extension of credit by the Corporation or any of its subsidiaries to a related person that is made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender and does not involve more than the normal risk of collectability or present other unfavorable features;

●

certain other ordinary course transactions in which the Corporation or its subsidiaries provide products or services to related persons on terms no less favorable to the Corporation and its subsidiaries as those prevailing at the time for comparable services to nonrelated persons;

●	a transaction involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services;

●

a transaction where the rates or charges involved in the transaction are determined by competitive bids, or the transaction involves the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority;

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a transaction with another company to which a related person’s only relationship is as an employee, a director, a beneficial owner of less than 10% of the company’s outstanding common equity (when aggregated with all other directors, executive officers or nominees for election as a director of the Corporation), or, in the case of partnerships, a limited partner with less than 10% interest in the partnership (when aggregated with all other directors, executive officers or nominees for election as a director of the Corporation) and who is not a general partner of, or holder of another position with, that partnership, provided in each case the aggregate amount of the transaction does not exceed the greater of $200,000 or 5% of the other company’s annual revenue;

●

contributions or grants, or pledges of contributions or grants, by the Corporation, any of its subsidiaries, or The Northern Trust Company Charitable Trust to a charitable, nonprofit, or educational organization for which a related person serves as an executive officer, provided that the aggregate amount involved does not exceed the greater of $200,000 or 5% of the organization’s total annual receipts;

●	transactions where the related person’s interest arises solely from the ownership of the Corporation’s common stock and all stockholders receive the same benefit on a pro rata basis;

●

compensation paid to executive officers of the Corporation that is required to be reported in the Corporation’s proxy statement under Item 402 of Regulation S-K, or to executive officers that are not immediate family members of another related person and such compensation would be reported in the Corporation’s proxy statement under Item 402 of Regulation S-K if such executive officers were named executive officers, and the Corporation’s Compensation and Benefits Committee approved such compensation (or recommended it for approval by the Board); and

●	compensation paid to directors of the Corporation that is required to be reported in the Corporation’s proxy statement under Item 402 of Regulation S-K.

Any other related person transaction involving amounts in excess of $120,000 must be approved or ratified by the Audit Committee or the Audit Committee Chair. In considering related person transactions, the Audit Committee or the Audit Committee Chair will consider all relevant facts and circumstances and approve only those related person transactions that are in, or otherwise not inconsistent with, the best interests of the Corporation and its subsidiaries.

During 2016, certain related persons were clients of, and/or otherwise engaged in the types of transactions identified in the bullet points above with, the Corporation or one or more of its subsidiaries. The Corporation or its subsidiaries provided financial services to each of its directors, or persons related to such directors, except for Mr. Tribbett, in the ordinary course of business. Services provided included trust and related services, brokerage services, investment management, asset servicing, asset management, credit services and other banking services. These transactions were undertaken in the ordinary course of business and were made on substantially the same terms (including interest rates and collateral for loan transactions) as those prevailing at the time for comparable transactions with other persons not related to the Corporation or any affiliated entities involved in the transactions. None of these transactions involved more than the normal risk of collectability or presented other unfavorable features, and any extensions of credit to directors and executive officers of the Corporation were permitted under the provisions of Section 13(k) of the Securities Exchange Act of 1934 (the “Exchange Act”). None of these transactions or any transactions in which the Corporation or any of its subsidiaries sold or purchased products and services to or from any of the Corporation’s directors, or persons or entities affiliated with its directors, were material to the Corporation or any affiliated entities involved in the transactions, and all such transactions were undertaken upon such other terms and conditions as permitted such transactions to qualify for pre-approval under the Related Person Transactions Policy. In addition to the foregoing, Kathleen Finley, Mr. Henderson’s daughter, has been employed by the Bank since 2005, currently serving as Vice President on the Client and Partner Experience team of the Bank. In such role, Ms. Finley earned compensation in excess of $120,000 in 2016, and received retirement, health and wellness benefits, all on comparable terms as those provided for other employees of the Bank. Pursuant to the Related Person Transactions Policy, our Audit Committee considered and approved Ms. Finley’s employment in conjunction with Mr. Henderson’s appointment to the Board. None of the foregoing transactions require disclosure pursuant to Item 404(a) of Regulation S-K of the Exchange Act, except with respect to the compensation earned by Ms. Finley.

Executive Sessions

The independent directors of the Corporation met in executive sessions separate from management six times during 2016. The Lead Director or, in his absence, another independent director designated by the Lead Director, presides at executive sessions of the independent directors. The standing committees of the Board also regularly held executive sessions during 2016. These sessions were led by the respective independent committee Chairs.

Board Leadership Structure; Lead Director

The current leadership structure of the Board consists of a combined Chairman and CEO position and a Lead Director appointed annually by the Corporation’s independent directors.

The Board has determined that combining the positions of Chairman and CEO is the most appropriate for the Corporation at this time. Having one person as Chairman and CEO provides unified leadership and direction to the Corporation and strengthens the ability of the CEO to develop and implement strategic initiatives and respond efficiently in crisis situations. Pursuant to our Corporate Governance Guidelines, the full Board is responsible for direct oversight of the strategic direction and initiatives of the Corporation and its subsidiaries. The Board believes the combination of the Chairman and CEO positions is appropriate in light of the substantial independent oversight provided by the Board. The Board also believes that the desire for independent leadership of the Board is sufficiently achieved by the prominent role of Mr. Rowe as Lead Director.

The Lead Director’s primary duties are described in the Corporation’s Corporate Governance Guidelines. Among other matters, the Lead Director’s duties include: (i) approving meeting agendas for the Board and the nature of information sent to the Board; (ii) approving Board meeting schedules to ensure that there is sufficient time for discussion of all Board agenda items; (iii) calling at any time deemed necessary or advisable by such Lead Director a special meeting of the Board or a special executive session of the independent directors; (iv) adding items to the agenda of any regular or special meeting of the Board deemed necessary or advisable by such Lead Director; (v) presiding at all regular and special meetings of the Board at which the Chairman is not present; (vi) presiding at all regular and any special executive sessions of the independent directors; (vii) serving as a liaison between the independent directors and the Chairman and CEO; (viii) conducting, by means of an interview with each director, including the Chairman and CEO, the Board’s annual self-evaluation of its performance, as well as the Board’s annual evaluation of the CEO’s performance, and then providing a summary report to the Board; and (ix) being available for consultation and direct communication with stockholders, as appropriate. Mr. Rowe has served as our Lead Director since 2010.

Risk Oversight

The Board provides oversight of risk management directly as well as through its Audit, Business Risk, Capital Governance and Compensation and Benefits Committees. The Board annually approves the Corporation’s enterprise risk management framework, risk universe and Corporate Risk Appetite Statement. The Corporate Risk Appetite Statement reflects the expectation that risk be consciously considered as part of the Corporation’s strategic decisions and in its day-to-day activities. The Corporation actively monitors employees using programs, policies, and other tools that are designed to ensure that they work within established risk frameworks and limits. The Business Risk Committee assumes primary responsibility and oversight with respect to credit risk, market and liquidity risk, fiduciary risk, operational risk, compliance risk and strategic risk. The Audit Committee provides oversight with respect to financial reporting and legal risk, while the Compensation and Benefits Committee oversees the development and operation of the incentive compensation program of the Corporation and its subsidiaries. The Compensation and Benefits Committee annually reviews management’s assessment of the effectiveness of the design and performance of the incentive compensation arrangements and practices in providing incentives that are consistent with the safety and soundness of the Corporation and its subsidiaries. This assessment includes an evaluation of whether these incentive compensation arrangements and practices discourage inappropriate risk-taking behavior by participants. Pursuant to its charter, the Compensation and Benefits Committee is required to have at least one member who is a member of the Business Risk Committee and at least one member who is a member of the Audit Committee. Among other responsibilities, the Capital Governance Committee oversees the capital adequacy assessments, forecasting, and stress testing processes and activities of the Corporation and its subsidiaries, including the annual CCAR exercise. Accordingly, the Capital Governance Committee provides oversight with respect to the linkage of the Corporation’s material risks to capital planning and stress testing. The charters for the Audit, Business Risk, Capital Governance and Compensation and Benefits Committees provide that the Committees may meet with the individuals who supervise day-to-day risk management responsibilities of the Corporation and other members of management, consultants or advisors, as each committee deems appropriate.

For a further description of the risk management policies and practices of the Corporation’s management, see the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Risk Management” and “—Liquidity and Capital Resources—Liquidity Risk Management” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016.

Corporate Governance Guidelines

The Corporation has had Corporate Governance Guidelines in place since 2000. The Corporate Governance Committee reviews and reassesses the adequacy of the Corporate Governance Guidelines at least annually and recommends any changes to the Board for approval. The Corporation’s Corporate Governance Guidelines embody many of the Corporation’s long-standing practices and incorporate policies and procedures that strengthen its commitment to corporate governance best practices. A copy of the Corporate Governance Guidelines is available on the Corporation’s website at www.northerntrust.com.

Code of Business Conduct and Ethics

The Board of the Corporation has adopted a Code of Business Conduct and Ethics to:

●	promote honest and ethical conduct, including fair dealing and the ethical handling of actual or apparent conflicts of interest;

●	promote full, fair, accurate, timely and understandable public disclosure about the Corporation;

●	promote compliance with applicable laws and governmental rules, codes and regulations wherever the Corporation does business;

●	ensure the protection of the Corporation’s legitimate business interests; and

●	deter wrongdoing.

The Code of Business Conduct and Ethics satisfies applicable SEC and NASDAQ requirements and applies to all directors, officers (including the Corporation’s principal executive officer, principal financial officer and principal accounting officer) and employees of the Corporation and its subsidiaries. The Corporation intends to disclose any amendments to, or waivers from, the Code of Business Conduct and Ethics for directors and executive officers by posting such information on its website. A copy of the Code of Business Conduct and Ethics is available on the Corporation’s website at www.northerntrust.com.

Management Development and Succession Planning

The Board is responsible for succession planning for the position of CEO. The Board, led by the Compensation and Benefits Committee, annually conducts a formal management development and succession planning review with respect to the position of the CEO and other senior officers. This review focuses on CEO succession planning, as well as developing internal candidates for advancement within the Corporation. The Compensation and Benefits Committee makes recommendations to the Board concerning management development and succession planning, which recommendations reflect the Board’s annual management development and succession planning review, as well as Committee discussions with and without the CEO. The Corporate Governance Committee discusses succession planning in the event of the unexpected death, incapacity, or resignation of the CEO and recommends to the Board, after consultation with the Chairman of the Compensation and Benefits Committee, an appropriate successor under such circumstances.

Director Nominations and Qualifications

The Corporate Governance Committee is responsible for considering, evaluating, and recommending candidates for director. The Committee will consider persons nominated by stockholders in accordance with the nomination procedures specified in the Corporation’s By-laws or otherwise recommended by stockholders. The Corporation’s By-laws provide that stockholders may propose director nominations only if they give timely written notice, directed to the attention of the Corporation’s Corporate Secretary, not less than 120 days nor more than 150 days prior to the anniversary date of the prior year’s Annual Meeting of Stockholders. If such Annual Meeting of Stockholders is called for a date that is not within thirty days before or after the anniversary date of the prior year’s Annual Meeting of Stockholders, notice by the stockholder in order to be timely must be received within ten days after notice of such subsequent Annual Meeting of Stockholders is mailed or public disclosure of the date of such Annual Meeting of Stockholders is made, whichever occurs first. In either case, the notice must contain the information required by the Corporation’s By-laws. Stockholders may also recommend candidates for director by following the procedures for communicating with directors described below under “Communications with the Board and Independent Directors.”

In its evaluation of director candidates, including persons recommended by stockholders, the Corporate Governance Committee considers the factors specified in the Corporation’s Corporate Governance Guidelines to ensure the Board has a diversity of perspectives and backgrounds, including the nature of the expertise and experience required for the performance of the duties of a director of a corporation engaged in the Corporation’s business and such matters as relevant business and industry experience, professional background, age, current employment, community service and other board service. The Committee also considers the racial, ethnic, and gender diversity of the Board in assessing candidates. The Committee seeks to identify as candidates for director persons with a reputation for, and record of, integrity and good business judgment who: (i) have experience in positions with a high degree of responsibility and are leaders in the organizations with which they are affiliated; (ii) are free from conflicts of interest that could interfere with a director’s duties to the Corporation and its stockholders; and (iii) are willing and able to make the necessary commitment of time and attention required for effective Board service. The Committee also takes into account a candidate’s level of financial literacy, and monitors the mix of skills and experience of the directors in order to ensure the Board has the necessary collective expertise to perform its oversight function effectively. Following its evaluation process, the Committee recommends director nominees to the full Board, and the Board makes the final determination of director nominees based on its consideration of the Committee’s recommendation.

Stockholder Engagement

The Corporation recognizes the importance of engaging with stockholders and other key constituents. Open and constructive dialogue with stockholders helps further their understanding of our performance and strategies and allows us to receive direct feedback on issues relating to the Corporation. Accordingly, it is the Corporation’s long-standing practice to engage proactively and routinely with stockholders throughout the year. This practice continued in 2016, with our CEO and/or CFO engaging with stockholders representing approximately 40% of our outstanding shares regarding matters pertaining to the Corporation’s performance, strategies and governance.

Communications with the Board and Independent Directors

Stockholders and other interested persons may communicate with any of the Corporation’s directors, including the Lead Director or the independent directors as a group, by writing a letter addressed to the applicable director(s), c/o Northern Trust Corporation, 50 South La Salle Street, M-9, Chicago, Illinois 60603, Attention: Corporate Secretary. Any stockholder or other interested person who has a particular concern regarding accounting, internal accounting controls, or other audit matters that he or she wishes to bring to the attention of the Audit Committee may communicate those concerns to the Audit Committee or its Chairman, using the address indicated above. The Corporation’s Corporate Secretary will forward communications to the appropriate member or members of the Board. The Corporate Secretary need not forward or retain any communications determined to be mass mailings, routine solicitations for business or contributions, or communications determined not to be relevant to the performance of the duties of the Board.

Securities Transactions Policy and Procedures and Policy Against Hedging

Our Securities Transactions Policy and Procedures prohibits directors, employees, including our named executive officers, and certain of their family members from purchasing or selling any type of security, whether issued by us or another company, while such persons are aware of material nonpublic information relating to the issuer of the security and from providing such material nonpublic information to any person who may trade while aware of such information. This policy also prohibits directors, employees, and certain of their family members from engaging in short selling, margining, pledging or hypothecating the Corporation’s securities, and from trading in options, warrants, puts, calls or similar instruments on the Corporation’s securities.

SECURITY OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The following table shows the beneficial ownership of the Corporation’s common stock as of December 31, 2016 for each director, each named executive officer and all directors and executive officers of the Corporation as a group.

Name of Beneficial Owner	Shares (1) (2)	Shares under Exercisable Options (3)	Total Beneficial Ownership of Common Stock	Percent of Class
Non-Employee Directors:
Linda Walker Bynoe	17,385	—	17,385	*
Susan Crown	36,722	—	36,722	*
Dean M. Harrison	2,042	—	2,042	*
Jay L. Henderson	4,000	—	4,000	*
Dipak C. Jain	18,521	—	18,521	*
Jose L. Prado	7,026	—	7,026	*
Thomas E. Richards	1,149	—	1,149	*
John W. Rowe	30,122	—	30,122	*
Martin P. Slark	9,849	—	9,849	*
David H.B. Smith, Jr. (4)	30,552	—	30,552	*
Donald Thompson	1,743	—	1,743	*
Charles A. Tribbett III	17,722	—	17,722	*
Named Executive Officers:
Frederick H. Waddell	379,029	657,075	1,036,104	*
S. Biff Bowman	43,741	80,265	124,006	*
William L. Morrison	71,442	116,784	188,226	*
Michael G. O’Grady	52,587	212,261	264,848	*
Jana R. Schreuder	76,399	192,641	269,040	*
All directors and executive officers as a group (27 persons)	1,201,214	1,730,842	2,932,056	1.27%

* Less than 1%.

(1) Except as noted below, the nature of beneficial ownership for shares shown in this table is sole voting and investment power (including shares as to which spouses and minor children of the individuals covered by this table have such power).

(2) Amount includes restricted stock units payable on a one-for-one basis in shares of the Corporation’s common stock that are scheduled to vest within sixty days of December 31, 2016 in the following amounts: Mr. Waddell – 29,437 units; Mr. Bowman – 6,949 units; Mr. Morrison – 14,624 units; Mr. O’Grady – 8,854 units; Ms. Schreuder – 8,854 units; and all directors and officers as a group – 122,719 units.

(3) Amount includes options that were exercisable as of December 31, 2016 and options that become exercisable within sixty days thereafter.

(4) Amount includes 1,704 shares held in a trust over which Mr. Smith shares voting and investment power as co-trustee with one other individual. Amount excludes 500 shares held in a trust over which Mr. Smith shares voting and investment power as co-trustee with three other individuals. Amount also excludes 1,362,880 shares held in a trust of which Mr. Smith is a beneficiary, as Mr.  Smith has no investment or voting power with respect to such shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Corporation’s directors, executive officers and beneficial owners of more than 10% of the Corporation’s stock to file with the SEC initial reports of ownership and reports of changes in ownership of any equity securities of the Corporation. Based solely on the Corporation’s review of the reports that have been filed by or on behalf of such reporting persons in this regard and written representations from such reporting persons that no other reports were required, the Corporation believes that all reports required by Section 16(a) of the Exchange Act were made on a timely basis during or with respect to 2016, except for: (i) one Form 4 filed for Wilson Leech on November 28, 2016, which related to the exercise of options to purchase 10,142 shares of the Corporation’s common stock and the subsequent sale of such stock, each occurring on November 4, 2016, and (ii) one Form 4 filed for Jane Karpinski on December 14, 2016, which related to the exercise of options to purchase 244 shares of the Corporation’s common stock and the subsequent sale of such stock, each occurring on November 15, 2016. Each of the foregoing Form 4s was filed late due to administrative error.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table includes information concerning stockholders who were the beneficial owners of more than 5% of the outstanding shares of the Corporation’s common stock as of December 31, 2016.

Name and Address	Shares	Percent of Class

The Northern Trust Company (1) 50 South La Salle Street Chicago, Illinois 60603	20,136,222	8.8%

The Vanguard Group, Inc. (2) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	13,364,907	5.8%

Wellington Management Group LLP (3) c/o Wellington Management Company LLP 280 Congress Street Boston, Massachusetts 02210	12,888,691	5.6%

BlackRock, Inc. (4) 55 East 52nd Street New York, New York 10055	12,866,759	5.6%

(1) As of December 31, 2016, the Bank and its affiliates individually acted as sole or co-fiduciary with respect to trusts and other fiduciary accounts which owned, held or controlled through intermediaries the shares reported. This aggregate number of shares includes 1,362,880 shares held by the trust described in footnote 4 to the “Security Ownership by Directors and Executive Officers” table in this Proxy Statement, or approximately 0.60% of the outstanding common stock. Of the total shares owned, held or controlled by trusts and other fiduciary accounts for which the Bank and its affiliates acted as sole or co-fiduciary, the Bank and its affiliates had sole voting power with respect to 7,398,994 shares, or 3.24% of the outstanding common stock, and they shared voting power with respect to 11,263,277 shares, or 4.93% of the outstanding common stock. They had sole investment power with respect to 2,021,659 shares, or 0.88% of the outstanding common stock, and they shared investment power with respect to 12,056,105 shares, or 5.27% of the outstanding common stock.

(2) As reported on a Schedule 13G/A filed on February 10, 2017, of the shares reported, The Vanguard Group, Inc. (“Vanguard”) had sole voting power with respect to 336,193 shares, or 0.15% of the outstanding common stock, and shared voting power with respect to 38,471 shares, or 0.02% of the outstanding common stock. Vanguard had sole investment power with respect to 12,997,946 shares, or 5.69% of the outstanding common stock, and shared investment power with respect to 366,961 shares, or 0.16% of the outstanding common stock.

(3) As reported on a Schedule 13G/A filed by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP on February 9, 2017, Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors Holdings LLP each had shared voting power with respect to 5,035,273 shares, or 2.20% of the outstanding common stock, and shared investment power with respect to all shares reported. Wellington Management Company LLP had shared voting power with respect to 4,068,954 shares, or 1.78% of the outstanding common stock, and shared investment power with respect to 11,433,428 shares, or 5.00% of the outstanding common stock. None of the entities had sole voting or investment power with respect to any shares reported. Based on the Schedule 13G/A, the securities as to which the Schedule 13G/A was filed are owned of record by clients of one or more investment advisers identified therein directly or indirectly owned by Wellington Management Group LLP.

(4) As reported on a Schedule 13G/A filed on January 25, 2017, of the shares reported, BlackRock, Inc. (“BlackRock”) had sole voting power with respect to 11,074,996 shares, or 4.84% of the outstanding common stock, and it did not have shared voting power with respect to any shares reported. BlackRock had sole investment power with respect to all shares reported.

ITEM 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, and the rules and regulations promulgated thereunder by the SEC, the Corporation is required to include in this Proxy Statement a separate resolution, subject to an advisory vote, to approve the compensation of our named executive officers as disclosed in this Proxy Statement (commonly referred to as a “Say-on-Pay” advisory vote). In a nonbinding, advisory vote on the frequency of Say-on-Pay votes held at our 2011 Annual Meeting of Stockholders, stockholders voted in favor of conducting Say-on-Pay votes annually. In light of this result, and other factors considered by the Board, the Corporation has held Say-on-Pay votes on an annual basis since 2011. Accordingly, the Board is requesting that stockholders vote FOR approval of the following resolution:

“Resolved, that the compensation paid to the Corporation’s named executive officers, as disclosed in its Proxy Statement dated March 16, 2017, pursuant to Item 402 of Regulation S-K of the Exchange Act, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby APPROVED.”

As an advisory vote, this proposal is not binding on the Corporation. Although the vote is nonbinding, the Board and the Compensation and Benefits Committee value the opinions of our stockholders and, consistent with past practice, will consider the outcome of the vote when determining compensation policies and making future compensation decisions for our named executive officers.

The Corporation’s executive compensation program and the framework used in evaluating and making 2016 compensation decisions for our named executive officers are described in the Compensation Discussion and Analysis that begins on page 30 of this Proxy Statement. A proposal regarding the frequency with which Say-on-Pay votes should be held is included as Item 3 in this Proxy Statement.

The Board unanimously recommends that you vote FOR this proposal.

ITEM 3—ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER VOTES ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, and the rules and regulations promulgated thereunder by the SEC, the Corporation is required to include in this Proxy Statement a separate resolution, subject to an advisory vote, on the frequency with which stockholders shall conduct advisory Say-on-Pay votes on executive compensation, such as the proposal in Item 2 above.

The advisory vote on the frequency of Say-on-Pay votes is a nonbinding vote as to how often Say-on-Pay votes should occur: every year, every two years or every three years. Section 14A of the Exchange Act requires the Corporation to hold an advisory vote on the frequency of Say-on-Pay votes at least once every six years. We most recently held such an advisory vote at our 2011 Annual Meeting of Stockholders. At that meeting, stockholders voted in favor of conducting Say-on-Pay votes annually. In light of this result, and other factors considered by the Board, the Board determined that the Corporation would hold Say-on-Pay votes on an annual basis until the next advisory vote on such frequency. The Board continues to believe that an annual Say-on-Pay vote will allow us to obtain information on stockholders’ views of the compensation of our named executive officers on an appropriate basis. Additionally, we believe an annual Say-on-Pay vote aligns with our objective to engage in regular dialogue with our stockholders on corporate governance and executive compensation matters.

Although the Board recommends an annual Say-on-Pay vote, stockholders are not voting to approve or disapprove the Board’s recommendation. Rather, stockholders are being asked to vote on the following resolution:

“Resolved, that the stockholders of Northern Trust Corporation determine, on an advisory basis, that the frequency with which the stockholders shall have an advisory vote on executive compensation set forth in the Corporation’s Proxy Statement for its annual meeting of stockholders is (i) every year, (ii) every two years, or (iii) every three years.”

The choice which receives the highest number of votes will be deemed the choice of the stockholders.

Although the vote on this proposal is nonbinding, the Board and the Compensation and Benefits Committee value the opinions of our stockholders and, consistent with past practice, will consider the outcome of the vote when determining the frequency with which to hold Say-on-Pay votes.

The Board unanimously recommends that you vote for the EVERY YEAR alternative with respect to the frequency with which the Corporation should hold advisory votes on executive compensation.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Our Named Executive Officers

This Compensation Discussion and Analysis describes how we compensate our executives, including our 2016 named executive officers, which consist of the following individuals.

Name	Title
Frederick H. Waddell	Chairman and Chief Executive Officer
S. Biff Bowman	Chief Financial Officer
William L. Morrison	Vice Chairman
Michael G. O’Grady	President
Jana R. Schreuder	Chief Operating Officer

The Corporation made a number of leadership changes across the organization in 2016 and 2017 to position the Corporation for continued success and expand the experience of its leaders. Changes affecting our named executive officers include the following: (i) effective October 1, 2016, Mr. Morrison transitioned from President of the Corporation to Vice Chairman, with Mr. Waddell assuming the role of President in addition to his roles as Chairman and Chief Executive Officer; (ii) effective January 1, 2017, Mr. O’Grady assumed the role of President from Mr. Waddell in addition to his role as President of Corporate & Institutional Services (“C&IS”); and (iii) in conjunction with certain other leadership changes, Peter B. Cherecwich, who is not a named executive officer, assumed the role of President of C&IS from Mr. O’Grady, effective February 1, 2017. The titles for our named executive officers provided throughout this Proxy Statement, including the table above, reflect their current titles.

Executive Summary

2016 Financial Performance

In 2016, we remained focused on the three pillars of our financial strategy:

●	Achieve Growth across the business, as demonstrated by continued growth in revenue and trust, investment and other servicing fees.

●

Improve Profitability and Productivity, as demonstrated by our growth in net income and pre-tax income. In 2016, we made meaningful investments in our people and technology to support the continued growth of our businesses, the impact of which slowed our improvement in pre-tax margin and noninterest expense as a percentage of trust, investment and other servicing fees. Compensation decisions made with respect to each of our named executive officers for 2016 reflect such slowed improvement. We remain focused on improving these metrics going forward.

●	Increase Stockholder Returns through an improved return on equity, with return on equity moving further within our target range of 10%–15%, and increases in dividends.

Our overall financial performance compares favorably with that of our peer group discussed on page 39. Our average annual returns on equity for the three- and five-year periods ended December 31, 2016, were 11.1% and 10.5%, respectively, compared to peer-group medians of 9.7% and 9.8%, respectively. Further, our average annual revenue growth of 5.5%, 6.7% and 5.7% for the one-, three- and five-year periods ended December 31, 2016, respectively, significantly outpaced the peer-group medians of (0.1)%, 0.8% and 1.4%.

We achieved these financial results while continuing to maintain strong capital ratios, with all ratios exceeding those required for classification as “well capitalized” under federal bank regulatory capital requirements.

Key Strategic Achievements

Execution on our strategies also was demonstrated through various strategic achievements, including:

●

Further expansion of our client base, business development opportunities and client-servicing capabilities, including through receipt of regulatory approval for our Seoul, South Korea office’s branch license;

●

Continued success in using technology to deliver innovative solutions and improve client experience, as evidenced by multiple awards that we have received with respect to cloud infrastructure, mobile experience, fund administration analytics, client reporting and foreign exchange services;

●	Accelerated assets under management growth within our FlexShares® ETF products, positioning us among the faster-growing ETF providers in the last five years;

●	Continued execution of our location strategy, with more than 30% of our employees in our Bangalore, Limerick, Manila, Pune and Tempe locations as of December 31, 2016; and

●	Further deepening of our global equity expertise, distinctive research offerings and trading efficiencies.

2016 Compensation of our Chairman and CEO

For his performance in 2016, Mr. Waddell received total direct compensation—consisting of base salary, short-term annual cash incentive compensation and long-term incentive compensation—of $10,180,000. This compared to $11,000,000 for his 2015 performance, representing a decrease of 7.5%. Further information with respect to the performance factors impacting Mr. Waddell’s compensation for 2016 can be found under “2016 Performance Considerations” beginning on page 40.

The chart below summarizes Mr. Waddell’s total direct compensation for 2015 and 2016. Base salary for 2015 and 2016 reflects Mr. Waddell’s base salary, as determined by the Board in February 2015 and February 2016, respectively. Short-term annual cash incentive compensation represents amounts awarded in February 2016 and February 2017 for 2015 and 2016 performance, respectively. Long-term incentive compensation represents grants relating to 2015 and 2016 performance made in February 2016 and February 2017, respectively. It should be noted that the amounts in the chart below are different than the amounts in the Summary Compensation Table on page 53. The most significant difference is that the long-term incentive award amounts included in the Summary Compensation Table for 2015 and 2016 were granted in February 2015 and February 2016, respectively, for 2014 and 2015 performance. We believe the chart below may be useful in summarizing key incentive compensation decisions made for 2015 and 2016 performance.

As illustrated by the chart below and consistent with our pay for performance philosophy, the Chairman and CEO’s pay mix heavily emphasizes incentive compensation, with the greatest weight placed on long-term incentives. Our long-term incentive mix emphasizes performance-based pay, with half of the long-term incentives being awarded in performance stock units earned based on our return on equity over a three-year period, one-quarter being awarded in stock options and one-quarter being awarded in restricted stock units.

Compensation Governance Practices

We have implemented the compensation practices summarized below to ensure that our compensation program is effective in addressing stockholder objectives.

What We Do		What We Don’t Do
✓	Ensure our executives meet robust stock ownership guidelines	×	No excise tax gross-ups for any new executive severance agreements
✓	Ensure performance-based compensation comprises the most significant portion of incentive compensation	×	No short selling, margining, hedging, pledging or hypothecating company shares permitted under our Securities Transactions Policy and Procedures
✓	Position target pay at median levels among peer group companies	×	No compensation plans that encourage excessive risk-taking
✓	Subject long-term incentive awards granted to named executive officers to potential forfeiture or clawback in the event of a restatement of our financial statements and certain types of misconduct	× ×	No repricing of underwater options No dividend equivalents distributed on unvested performance or restricted stock unit awards
✓	Use an independent compensation consultant to advise the Compensation and Benefits Committee
✓	Closely align pay and performance, with the Compensation and Benefits Committee validating this alignment annually

Guiding Principles for Executive Compensation

Our compensation philosophy is to attract, motivate and retain talent, including executive-level talent, who will contribute to our long-term success. With the goals of solid long-term financial performance and creating long-term stockholder value, our executive compensation program and compensation decisions are framed by the four guiding principles described below.

Guiding Principle	Impact on Compensation Design
Linked to Long-Term Performance	● Performance stock units based on three-year return on equity constitute 50% of long-term incentive compensation
Aligned with Stockholder Interests	● Majority of pay delivered in long-term incentives (approximately 64% of the Chairman and CEO’s total direct compensation) ● Executives are subject to robust stock ownership guidelines
Positioned Competitively in the Marketplace	● Compensation levels are developed with reference to a peer group of comparable companies
Discourages Inappropriate Risk-Taking

●   Long-term incentives are subject to potential forfeiture and clawback in the event of a restatement of our financial statements and certain types of misconduct

●   Short-term cash incentive compensation awards are capped

●   Compensation and Benefits Committee can exercise negative discretion to reduce incentives

●   Compensation program balances short-term and long-term performance objectives

Risk Management

A key objective of our compensation program is to ensure that the incentive compensation design does not encourage inappropriate risk-taking. We have considered our incentive compensation program in light of the guidance provided by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) with respect to sound incentive compensation policies at financial institutions. We believe our compensation arrangements are consistent with our safety and soundness, in part because we are not involved with many of the lines of business that have exposed other financial institutions to excessive risk.

To reinforce the important role of effective risk management in our compensation framework, 50% of long-term incentive awards to named executive officers are provided in performance stock units. Performance stock units, which contain meaningful performance targets for named executive officers and are payable in shares if those targets are attained, discourage inappropriate risk-taking behavior because they can only be earned by attaining long-term performance goals and because the value of the award is less susceptible than stock options to short-term fluctuations in share value. All long-term incentive awards vest over a multi-year period and have an inherent risk adjustment factor based on changes in the value of our common stock. All long-term incentive compensation arrangements for named executive officers from February 14, 2012, through February 20, 2017, have included forfeiture and recoupment provisions. On February 20, 2017, we adopted a Policy on Recoupment containing similar forfeiture and recoupment provisions applicable to long-term incentive compensation arrangements entered into on or after such date. Further information with respect to these provisions for our named executive officers can be found under “Other Compensation Practices—Forfeiture and Recoupment.”

The Compensation and Benefits Committee annually reviews management’s assessment of the effectiveness of the design and performance of our incentive compensation arrangements and practices in providing risk-taking incentives that are consistent with the safety and soundness of the Corporation and its subsidiaries. This assessment includes an evaluation of whether our incentive compensation arrangements and practices discourage inappropriate risk-taking behavior by participants. In connection with the Committee’s assessment, the Corporation’s Chief Risk Officer presents an annual incentive compensation risk performance review, discussing his observations and assessments of risk performance for the performance year for the Corporation and each of its significant businesses. The Committee will continue to monitor and, if necessary, revise our incentive compensation program to ensure that it continues to balance appropriately the objectives of stockholders, the needs of the business and risk concerns.

Pursuant to its charter, the Compensation and Benefits Committee is required to have at least one member who is a member of the Business Risk Committee and at least one member who is a member of the Audit Committee. This overlap in composition is intended to ensure that compensation decisions reflect the input of the Audit and Business Risk Committees.

Executive Compensation Program Elements

The table below provides a brief description of the elements of our compensation program and how each element helps address our guiding principles for executive compensation.

Element	Link to Compensation Philosophy	Rationale/Key Features
Base Salary	● Targeted at competitive levels among peer group companies.	● Base salaries provide a fixed level of income consistent with a named executive officer’s position and responsibilities, competitive pay practices, and internal equity principles.
Short-Term Annual Cash Incentive	● Total incentive funding is established as a percentage of pre-tax income. ● Targeted at competitive levels among peer group companies.

●   The Compensation and Benefits Committee determines annual incentive funding and awards based on both quantitative and qualitative considerations, including the individual performance of each executive officer and internal equity principles.

Long-Term Incentive Compensation	● Linked to long-term performance. ● Aligned with stockholders’ interests by motivating executive officers to act as owners. ● Targeted at competitive levels among peer group companies.

●   Long-term incentives are the most significant element of overall compensation.

●   Long-term incentive compensation is comprised of performance stock units (50%), restricted stock units (25%) and stock options (25%). The number of shares that is paid out upon the vesting of a performance stock unit award is determined based on our return on equity.

Retirement, Health and Welfare Benefits	● Targeted at competitive levels among peer group companies.	● Benefits are designed with broader employee populations in mind and are not specifically structured for executive officers.

Additional information with respect to each of the four principal elements of our compensation program can be found beginning on page 44.

Determining Awards

Role of the Compensation and Benefits Committee

During its February meeting each year, the Compensation and Benefits Committee determines the appropriate level of compensation for all executive officers. The Committee considers all elements of our executive compensation program holistically rather than each compensation element individually, and makes executive compensation decisions after careful review and analysis of financial and nonfinancial performance information, as well as historical and market compensation data.

The Committee has the discretion to determine compensation in the context of individual performance in nonfinancial areas that are important to long-term growth and the enhancement of stockholder value. This flexibility allows the Committee to modify individual incentive payouts and long-term incentive opportunities to reflect:

●	our business model and strategy;

●	prevailing market trends;

●	evolution in the financial and regulatory environment;

●	cross-function executive assignments; and

●	risk management objectives.

As discussed under “2016 Compensation Decisions and Design—2016 Performance Considerations” beginning on page 40 of this Proxy Statement, the Committee also evaluates the performance of our Chairman and CEO against his objectives for the past year. The Committee shares this evaluation with the Board in order for the Board to set the Chairman and CEO’s compensation.

Role of the Chairman and CEO

The Chairman and CEO presents the Compensation and Benefits Committee with recommendations on the total compensation for each of our other executive officers based in part upon competitive market data for our peer group. The Chairman and CEO’s evaluations of the other executive officers are based on performance against the past year’s performance expectations, and are comprised of a mix of financial and nonfinancial performance factors, which are not formulaically weighted or scored. With input from our Chief Risk Officer, the Chairman and CEO also evaluates each of the other executive officer’s performance with regard to business risks and individual adherence to risk and compliance policies and procedures. The Committee gives substantial weight to the recommendations of the Chairman and CEO, but retains the ultimate oversight and responsibility to set compensation for all executive officers, except for the Chairman and CEO, whose compensation is set by the Board with consideration given to the recommendations of the Committee.

Role of Human Resources

The Human Resources function provides materials to assist the Compensation and Benefits Committee in making executive compensation decisions, including current and historical compensation data for executive officers. Our Executive Vice President, Human Resources attends and participates in all Committee meetings. The Human Resources function also assists the Chairman and CEO in formulating his compensation recommendations for all other executive officers. The Human Resources function provides historical and current market data for executive pay in the industry and information concerning the historical and current compensation of executive officers.

Role of the Compensation and Benefits Committee’s Independent Compensation Consultant

The Compensation and Benefits Committee has retained Compensation Advisory Partners (“CAP”), a nationally recognized executive compensation consulting firm, as its independent compensation consultant. The Committee confers with its independent compensation consultant to ensure that decisions and actions are consistent with stockholders’ long-term interests and compensation-related best practices within the financial services industry. The Committee also references market data provided by its independent compensation consultant when considering compensation for executive officers. A representative of CAP attended all meetings of the Committee during 2016. CAP provides insights into compensation trends and market practices, presents views on the compensation proposed by the Committee and participates in Committee meeting discussions and executive sessions.

Use of Peer Group and Market Data

To help to inform its decision-making, the Compensation and Benefits Committee reviews peer group data regarding competitive pay levels in the market place. The peer group currently utilized by the Committee consists of the Corporation’s two most comparable trust and custody peers—The Bank of New York Mellon Corporation and State Street Corporation—as well as certain other banking, wealth management and asset management firms similar to the Corporation in certain respects, but not necessarily representing direct business competitors. This peer group, reflected below, was developed by the Committee, working with CAP and management’s executive compensation consultant, Towers Watson, in 2015 and was used when setting 2016 base salaries and determining the size of short-term annual cash incentive awards and long-term incentive grants made in 2017 and 2016 based on 2016 and 2015 performance, respectively. The Compensation and Benefits Committee believes that the current peer group provides the Committee with a representative view of the market for executive talent and reflects our business mix, complexity and global footprint.

Current Peer Group
● Comerica Incorporated	● State Street Corporation
● Fifth Third Bancorp	● SunTrust Banks Inc.
● Franklin Resources, Inc.	● T. Rowe Price Group, Inc.
● Invesco Ltd.	● The Bank of New York Mellon Corporation
● KeyCorp	● The PNC Financial Services Group, Inc.
● Legg Mason, Inc.	● U.S. Bancorp

When making compensation decisions, the Compensation and Benefits Committee considers how the recommended compensation levels will compare to the median compensation for comparable positions among the peer group companies. The Committee also considers market data for comparable positions reported in certain financial services industry surveys. However, the Committee recognizes that the compensation levels may vary from market median compensation levels based on our performance or specific individual circumstances, including the executive’s tenure in the role, the nature of the responsibilities of the executive and the executive’s individual performance.

The Committee regularly reviews the composition of the Corporation’s peer group and will make further updates, as appropriate, based on changes within the peer group companies, industry consolidation and the Corporation’s own evolving global presence.

Deductibility of Executive Compensation

The Compensation and Benefits Committee views the tax deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), as a factor in determining the forms and amounts of executive compensation. The Committee reviews each material element of compensation on a continuing basis and takes steps to ensure deductibility if that can be accomplished without sacrificing flexibility or other important elements of the overall executive compensation program. For example, the Committee approves all short-term annual cash incentives for U.S.-based executive officers under the provisions of the stockholder-approved Management Performance Plan to ensure such awards qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

2016 Advisory Vote on Executive Compensation

Our 2015 named executive officer compensation was approved on an advisory basis by our stockholders at our April 19, 2016 Annual Meeting of Stockholders. Approximately 90% of the votes present and entitled to vote at the meeting, together with abstentions, supported approval of 2015 named executive officer compensation. Although such advisory votes are nonbinding, the Board reviews and thoughtfully considers the voting results when determining compensation policies and making future compensation decisions for named executive officers. Additionally, as mentioned under “Corporate Governance—Stockholder Engagement” beginning on page 23 of this Proxy Statement, it is our practice to engage proactively and routinely with stockholders throughout the year to help further their understanding of our performance and strategies and to allow us to receive direct feedback on issues relating to the Corporation. The decisions made by the Board and the Compensation and Benefits Committee with respect to compensation in 2016—including the decision to maintain the overall structure of our executive compensation program—reflect the Board and the Committee’s belief, based on the results of the advisory vote on 2015 named executive officer compensation and our ongoing dialogue with stockholders, that our stockholders generally support our overall executive compensation program.

2016 Compensation Decisions and Design

2016 Performance Considerations

In determining total compensation for the named executive officers, the Compensation and Benefits Committee considered a variety of performance factors. The Committee considered the Corporation’s 2016 financial performance, as well as how well each officer fulfilled his or her individual performance objectives. Further detail with respect to factors considered in determining the total compensation for the named executive officers is set forth below.

Frederick H. Waddell

As the Corporation’s Chairman and CEO, Mr. Waddell is responsible for, among other things: developing and implementing our corporate strategies; managing and developing our senior leaders; and embodying our guiding principles of service, expertise and integrity. In determining his compensation for 2016, the Compensation and Benefits Committee and the Board considered the performance of the Corporation under Mr. Waddell’s leadership, as well as how well Mr. Waddell fulfilled his specific individual performance objectives. Mr. Waddell’s individual performance objectives are set in February of each year at the direction of the Compensation and Benefits Committee and the full Board. Mr. Waddell’s individual performance objectives are divided into the following three categories: Operating Performance, Client Development and Satisfaction and Leadership Development. In January of each year, the Compensation and Benefits Committee and the Board evaluate an assessment of Mr. Waddell’s performance against the individual objectives established in February of the prior year. The Committee and the Board consider not only whether Mr. Waddell satisfied each of his individual performance objectives, but also how he satisfied such objectives. The Committee and the Board also consider whether Mr. Waddell appropriately prioritized his individual performance objectives with his other responsibilities as Chairman and CEO, recognizing that the needs of the Corporation and its stockholders evolve as a given performance year progresses.

In determining Mr. Waddell’s compensation for 2016, the Compensation and Benefits Committee and the Board considered the following performance factors, many of which correlate to the individual performance objectives established for Mr. Waddell in February 2016:

Operating Performance

●	Growth in our net income, with net income in 2016 exceeding $1.0 billion for the first time in the Corporation’s history.

●	Improvement in our return on equity from 11.5% in 2015 to 11.9% in 2016, continuing a multi-year trend of moving further within our target range.

●	Our continued financial strength, including our strong balance sheet demonstrating high asset quality, ample liquidity and a strong capital base.

●	Growth in our trust, investment and other servicing fees from $3.0 billion to $3.1 billion, an increase of 4%.

●

Our pre-tax margin of 30.6% and noninterest expense as a percentage of trust, investment and other servicing fees of 112% in 2016, compared to 31.2% and 110%, respectively, in 2015, representing slowed progress in our efforts to improve these metrics.

●	Mr. Waddell’s oversight of the CCAR process and 2016 capital plan, which was not objected to by the Federal Reserve.

Client Development and Satisfaction

●	Mr. Waddell’s role in maintaining and developing client relationships across the globe through client outreach and engagement efforts.

●	Our continued high levels of client satisfaction.

●	Mr. Waddell’s oversight of our continued efforts to respond to new regulations impacting the financial sector and our clients, including the implementation of U.S. money market mutual fund reform.

●	Mr. Waddell’s contributions to our strong new business performance in 2016.

●

Mr. Waddell’s oversight of our progress in the areas of building data platforms, digital innovation and process optimization, all of which support the evolving requirements of our clients and client growth.

Leadership Development

●

Mr. Waddell’s role in overseeing the various leadership changes discussed under “Our Named Executive Officers” on page 30, including Mr. Morrison’s transition to Vice Chairman, effective October 1, 2016, and Mr. O’Grady’s appointment as President and a director of the Corporation, effective January 1, 2017.

●

Mr. Waddell’s role in developing senior leaders, maintaining a strong group of leaders in our succession plans and attracting and retaining talent throughout the Corporation, particularly in 2016 within Wealth Management.

●	Mr. Waddell’s role in advancing diversity and inclusion initiatives across the Corporation and driving our high level of employee engagement and low levels of employee turnover.

S. Biff Bowman

As the Corporation’s Chief Financial Officer, Mr. Bowman is primarily responsible for financial reporting and control, management reporting and analysis, liquidity management, capital planning and investor relations. To determine Mr. Bowman’s 2016 compensation, the Compensation and Benefits Committee considered how well Mr. Bowman fulfilled his responsibilities in 2016. In doing so, the Committee considered the following performance factors:

●	Mr. Bowman’s contributions to our 2016 financial performance, including with respect to:

●	Improvement in our return on equity from 11.5% in 2015 to 11.9% in 2016;

●	Growth in our diluted earnings per share from $3.99 in 2015 to $4.32 in 2016, an increase of 8%; and

●

Our pre-tax margin of 30.6% and noninterest expense as a percentage of trust, investment and other servicing fees of 112% in 2016, compared to 31.2% and 110%, respectively, in 2015, representing slowed progress in our efforts to improve these metrics.

●	Our continued financial strength, with ample liquidity and a high-quality securities portfolio contributing to sound credit ratings.

●	Mr. Bowman’s role in our successful offering of $500.0 million of our Series D Non-Cumulative Perpetual Preferred Stock.

●

Mr. Bowman’s contributions to our CCAR process, capital management policies and 2016 capital plan, which was not objected to by the Federal Reserve, enabling us to return $754.7 million in capital to common stockholders in 2016 through quarterly dividends and share repurchases.

●	The strength of our investor relations program and Mr. Bowman’s contributions to the quality of our dialogue with stockholders.

William L. Morrison

Effective October 1, 2016, Mr. Morrison was named Vice Chairman of the Corporation. Prior to such date, Mr. Morrison served as President. As the Corporation’s President, Mr. Morrison was primarily responsible for driving business growth and overseeing the Corporation’s client-facing businesses and corporate marketing and strategy functions. To determine Mr. Morrison’s 2016 compensation, the Compensation and Benefits Committee considered how well Mr. Morrison fulfilled these responsibilities in 2016. In doing so, the Committee considered the following performance factors:

●	Continued growth in each of our client-facing businesses, with the Corporation’s total consolidated revenue growing from $4.7 billion in 2015 to $5.0 billion in 2016, an increase of 6%.

●	Growth in trust, investment and other servicing fees from 2015 to 2016 of 5% within our C&IS business and 3% within our Wealth Management business.

●	Our continued high levels of client satisfaction, which helped drive strong new business results for our C&IS and Wealth Management businesses.

●	Mr. Morrison’s role in overseeing the comprehensive brand refresh implemented by the Corporation during 2016.

In connection with his transition to Vice Chairman, the Compensation and Benefits Committee awarded Mr. Morrison a $1,500,000 retention award consisting of 21,142 restricted stock units, effective October 18, 2016. This award reflects expectations for Mr. Morrison’s continued contributions to the Corporation. Pursuant to its terms, 100% of such retention award will vest on October 18, 2018. The award will be forfeited if Mr. Morrison retires or voluntarily terminates his employment prior to such date.

Michael G. O’Grady

Effective January 1, 2017, Mr. O’Grady assumed the role of President of the Corporation. Prior to such date, including for the entirety of 2016, Mr. O’Grady served as President of C&IS. As the Corporation’s President of C&IS, Mr. O’Grady was primarily responsible for the overall performance of such business. To determine Mr. O’Grady’s 2016 compensation, the Compensation and Benefits Committee considered how well Mr. O’Grady fulfilled these responsibilities in 2016, as well as his appointment as President. In doing so, the Committee considered the following performance factors:

●	Mr. O’Grady’s role in implementing C&IS’s long-term growth strategies.

●	Growth in C&IS assets under custody/administration from $7.3 trillion at December 31, 2015 to $8.0 trillion at December 31, 2016, a 10% increase.

●	Growth in C&IS trust, investment and other servicing fees from $1.7 billion in 2015 to $1.8 billion in 2016, an increase of 5%.

●	Growth in C&IS revenue, on a fully taxable equivalent basis, from $2.5 billion in 2015 to $2.7 billion in 2016, an increase of 8%.

●	Growth in C&IS net income from $484.6 million in 2015 to $497.2 million in 2016, a 3% increase.

●	Continued expansion of C&IS product capabilities to enhance C&IS’s competitive position within our target markets.

Jana R. Schreuder

As the Corporation’s Chief Operating Officer, Ms. Schreuder is primarily responsible for business operations and enabling the Corporation’s businesses to grow faster, more efficiently and more profitably. To determine Ms. Schreuder’s 2016 compensation, the Compensation and Benefits Committee considered how well Ms. Schreuder fulfilled her responsibilities in 2016. In doing so, the Committee considered the following performance factors:

●	Ms. Schreuder’s leadership in progressing initiatives designed to enable sustainable and profitable growth of our businesses and prioritizing our capital expenditures.

●	Ms. Schreuder’s contributions to our efforts to deliver increased productivity, high-value service and innovative solutions for clients using emerging technologies.

●	Our continued introduction of agile solutions to enable our success in an increasingly complex, fast-paced and digitally connected global environment.

●	Ms. Schreuder’s role in the continued implementation of our location strategy and the expansion of our enterprise optimization plan to include various digitalization activities.

●

Our pre-tax margin of 30.6% and noninterest expense as a percentage of trust, investment and other servicing fees of 112% in 2016, compared to 31.2% and 110%, respectively, in 2015, representing slowed progress in our efforts to improve these metrics.

●

The recognition we have received for our technology, including awards relating to cloud infrastructure, mobile experience, fund administration analytics, client reporting and foreign exchange services.

Base Salary

The Compensation and Benefits Committee believes that base salaries should provide a fixed level of annual income consistent with an executive officer’s position and responsibilities, competitive pay practices and internal equity among executive officers.

The Committee uses discretion in determining base salaries, considering the following factors:

●	individual performance over the prior year relative to established goals and expectations for the position;

●	targeted base salary levels that balance market pay practices with internal equity principles;

●	experience and qualifications of the individual executive;

●	the executive officer’s tenure in the position or a position of similar level; and

●	significant changes in assignment or scope of responsibility.

For new and recently promoted executives, the Committee’s approach is to increase incrementally base salary to the appropriate target pay level as the executive officer gains experience and tenure in the new position.

In February 2016, based on competitive salary market data among our peer group companies and to account for additional experience and tenure in their current roles, the Committee increased the base salary for: Mr. Bowman — from $550,000 to $625,000; Mr. O’Grady — from $600,000 to $625,000; and Ms. Schreuder — from $675,000 to $750,000. No other named executive officer’s base salary was increased in 2016.

Short-Term Annual Cash Incentive

Annual cash incentives provide an opportunity for our executive officers to receive additional cash compensation based on our financial performance, as well as each executive officer’s individual performance. The overall annual bonus pool is funded based on a targeted percentage of pre-tax income. The maximum funding for each officer’s annual cash incentive award is a percentage of the consolidated net income generated by us in the applicable year. The annual cash incentive maximums for executive officers are as follows:

●	annual cash incentives for the Chairman and CEO may not exceed 0.6% of consolidated net income;

●	annual cash incentives for the President, Chief Operating Officer and Vice Chairman may not exceed 0.4% of consolidated net income;

●	annual cash incentives for all other executive officers may not exceed 0.3% of consolidated net income; and

●	no annual incentives can be paid in the absence of positive net income.

The final determination of annual cash incentives is not tied to any specific formula, rather the process that the Compensation and Benefits Committee uses to determine incentives relies on a discretionary assessment of quantitative and qualitative performance criteria for Northern Trust as a whole, specific businesses and individual executive officers. The Committee believes that its use of discretion:

●	allows the Committee to assess performance holistically across multiple dimensions of performance;

●	provides for a year-end assessment of how challenging the operating environment was and how well we performed relative to our direct peers; and

●	ensures that the Committee has the ability to adjust incentives for how results were achieved (i.e., degree of risk taken, sustainability of results).

In determining overall annual incentive funding and how incentives will be allocated among different businesses, the Committee considers the following factors:

●	Our overall financial performance, with a focus on key metrics, including:

●	Pre-tax income relative to plan and prior year

●	Return on equity

●	The performance of individual businesses in the following areas:

●	Growth (fees and revenue)

●	Productivity (expense management and ratio of noninterest expense to trust, investment and other servicing fees)

●	Profitability (pre-tax margin and return on equity)

●	Risk management

●	Internal equity principles

The Committee then uses negative discretion to set the final awards based on consideration of our overall performance, the individual executive officer’s performance, internal equity principles and peer group compensation levels. Using this process, the Committee recommended the short-term cash annual incentive for our Chairman and CEO to the Board for approval. For the other named executive officers, the Chairman and CEO recommended a short-term cash annual incentive which was approved by the Committee. The table below summarizes the 2016 short-term annual cash incentives for the named executive officers awarded in February 2017, along with 2015 short-term annual cash incentives awarded in February 2016 for comparative purposes.

Short-Term Annual Cash Incentives
Executive	Title	2016	2015
Frederick H. Waddell	Chairman and Chief Executive Officer	$2,700,000	$2,800,000
S. Biff Bowman	Chief Financial Officer	825,000	850,000
William L. Morrison	Vice Chairman	1,200,000	1,400,000
Michael G. O’Grady	President	955,000	1,000,000
Jana R. Schreuder	Chief Operating Officer	950,000	1,000,000

Long-Term Incentive Compensation

Long-term incentive compensation is the most significant element of overall compensation and is designed to reward the performance of executive officers over time. For long-term incentive awards made in February 2017 and February 2016 for performance in 2016 and 2015, respectively, we have granted the long-term incentive awards to named executive officers as a mix of performance stock units, restricted stock units and stock options. The relative mix of these components is as follows.

In February 2017, the Compensation and Benefits Committee established long-term incentive award opportunities for our Chairman and Chief Executive Officer and approved long-term incentive recommendations for our other named executive officers after receiving input from our Chairman and CEO. In establishing long-term incentive award opportunities for our named executive officers, the Committee considers an executive’s performance, as well as potential for future contributions to the organization, while also taking into account internal equity principles.

The table below summarizes the long-term incentive awards for our named executive officers made in February 2017 and February 2016 for performance in 2016 and 2015, respectively.

Long-Term Incentive Awards
Executive	Title	2016		2015
Frederick H. Waddell	Chairman and Chief Executive Officer	$6,480,000		$7,200,000
S. Biff Bowman	Chief Financial Officer	2,025,000		2,250,000
William L. Morrison	Vice Chairman	1,200,000	(1)	3,500,000
Michael G. O’Grady	President	3,150,000		2,250,000
Jana R. Schreuder	Chief Operating Officer	2,925,000		3,000,000

(1) Amount excludes a retention award granted to Mr. Morrison effective October 18, 2016 in the amount of $1,500,000, as discussed on page 43. The long-term incentive award granted to Mr. Morrison in February 2017 for performance in 2016 reflects his transition to Vice Chairman, effective October 1, 2016.

Performance Stock Units. Performance stock units make up 50% of our long-term incentive award opportunity and typically the largest portion of the total compensation mix for our named executive officers. Our performance stock units are earned based on our average return on equity performance over a three-year period relative to pre-established goals. Return on equity is the primary financial performance metric used internally and externally to assess our long-term performance. The following charts illustrate the vesting requirements for the performance stock unit grants to named executive officers in 2016 and 2017.

Performance Stock Unit Performance Schedule February 2016 Grants		Performance Stock Unit Performance Schedule February 2017 Grants
Average Annual Rate of Return on Equity	Percentage of Stock Units Vested	Average Annual Rate of Return on Equity	Percentage of Stock Units Vested
Less than 7.5%	0%	Less than 7.5%	0%
7.5%	50%	7.5%	25%
11.0%	100%	9.0%	50%
13.0%	115%	12.0%	100%
≥ 15.0%	125%	≥ 15.0%	150%

As it is possible that there will be no payout under the performance stock units, these awards are completely “at-risk” compensation. Since performance stock units were reintroduced as an element of the Corporation’s long-term incentive compensation program in 2012, the average annual rate of return on equity required for awards to become 100% vested has increased from 8.0% to 12.0%. These increases emphasize the “at-risk” element of these awards.

On January 17, 2017, shares of common stock underlying performance stock units granted in 2014 were distributed. The number of shares distributed was equal to 106.6% of target based on the Corporation’s average annual return on equity of 11.1% during the three-year performance period ended December 31, 2016.

Further discussion with respect to the performance stock units granted to our named executive officers is set forth in the “Description of Certain Awards Granted in 2016” section beginning on page 57 of this Proxy Statement.

Restricted Stock Units. Restricted stock units are an effective tool to align executives with stockholder interests by making them owners of our stock. Another critical aspect of our restricted stock unit design is that they generally vest over four years, with 50% vesting at the third anniversary of grant and the remaining 50% vesting at the fourth anniversary of grant. This vesting schedule is effective in helping us to retain critical talent and ensuring that executives have significant outstanding unvested equity value over the course of their careers. Further discussion with respect to the restricted stock units granted to our named executive officers is set forth in the “Description of Certain Awards Granted in 2016” section beginning on page 57 of this Proxy Statement.

Stock Options. Stock options are included as part of our long-term incentive compensation to ensure that our executives remain focused on increasing our stock price over time. When used in combination with performance stock units and restricted stock units, stock options help to ensure that executives will take a balanced view towards risk-taking. The key features of our stock option program are summarized below:

●	option exercise price equals the closing sale price on the date of grant;

●	option awards vest 25% per year over the first four anniversaries of the grant date; and

●	option awards expire on the tenth anniversary of the grant date.

It is the view of the Compensation and Benefits Committee that stock options are a performance-based form of compensation, as they only have value to the extent that the stock price appreciates from the grant date price. The Committee also believes that with a ten-year term, stock options encourage executives to focus on long-term, sustainable performance. Further discussion with respect to the stock options granted to our named executive officers is set forth in the “Description of Certain Awards Granted in 2016” section beginning on page 57 of this Proxy Statement.

Total Direct Compensation for 2016 and Overall Pay Mix

The table below provides a comprehensive summary of each named executive officer’s total direct compensation for 2016. Base salary reflects the applicable named executive officer’s salary, as determined in February 2016. Short-term annual cash incentive compensation represents amounts awarded in February 2017 for 2016 performance. Long-term incentive compensation represents grants made in February 2017 relating to 2016 performance.

Total Direct Compensation
Executive	Title	Salary	Short-Term Annual Cash Incentive	Performance Stock Units	Stock Options	Restricted Stock Units		Total
Frederick H. Waddell	Chairman and Chief Executive Officer	$1,000,000	$2,700,000	$3,240,000	$1,620,000	$1,620,000		$10,180,000
S. Biff Bowman	Chief Financial Officer	625,000	825,000	1,012,500	506,250	506,250		3,475,000
William L. Morrison	Vice Chairman	800,000	1,200,000	600,000	300,000	300,000	(1)	3,200,000
Michael G. O’Grady	President	625,000	955,000	1,575,000	787,500	787,500		4,730,000
Jana R. Schreuder	Chief Operating Officer	750,000	950,000	1,462,500	731,250	731,250		4,625,000

(1) Amount excludes a retention award granted to Mr. Morrison effective October 18, 2016 in the amount of $1,500,000, as discussed on page 43.

Other Compensation Practices

Retirement, Health and Welfare Benefits

Retirement benefits are generally designed with our entire workforce in mind and are not specifically structured for the executive officers. The design of our retirement program for employees, including executive officers:

●	reflects competitiveness in that we target total retirement benefits at approximately the median level of retirement benefits of peer group companies; and

●	encourages employees to contribute to their individual retirement savings through participation in TIP and the Northern Trust Corporation Supplemental Thrift-Incentive Plan (“Supplemental TIP”).

Our executive officers also participate in our health and welfare benefits, including medical, retiree medical, dental, disability and life insurance programs, on the same terms as other employees.

Severance Benefits and Employment Security Arrangements

We provide a severance plan to provide reasonable benefits to employees who are involuntarily terminated without cause due to a reduction in force, job elimination or similar reasons specified in the severance plan. We believe that the availability of severance benefits allows us to compete with our peer group companies in attracting and retaining talent. Executive officers participate in this plan on the same terms as all other eligible and similarly situated employees.

Our executive officers generally are eligible to receive severance benefits that include:

●	a lump sum payment of two weeks of base salary for each year of completed service up to, but less than 26 years, or 52 weeks of base salary for 26 years or more of completed service to us; and

●

a COBRA subsidy based on their length of service to help cover the costs of continuation coverage under the employer’s medical and dental plans, full vesting under TIP, Supplemental TIP, The Northern Trust Company Pension Plan (the “Pension Plan”), and the Northern Trust Corporation Supplemental Pension Plan (the “Supplemental Pension Plan”), enhanced early retirement eligibility under the Pension Plan for employees who have reached age 54 with 14 years of credited service and outplacement assistance.

These benefits are contingent upon execution of a release, waiver and settlement agreement with us. These benefits are also limited to the lesser of two times the applicable executive officer’s salary or two times the maximum amount that may be taken into account under a qualified plan pursuant to Internal Revenue Code Section 401(a)(17). In 2015 and 2016, these limits effectively capped benefits at $530,000. Further, these severance payments would be reduced by any severance payments made under employment security agreements or any other benefit plan, program or individual contract.

In addition to the severance benefits discussed above, we have entered into employment security arrangements with certain executive officers of the Corporation, including each named executive officer. The purpose of these agreements is to provide an executive with sufficient security to remain focused on his or her responsibilities before, during and after a change in control transaction without undue concern for his or her personal circumstances. We believe the employment security agreements are critical to our ability to attract and retain key executives in light of the fact that all named executive officers are employed at will and change in control benefits for executives are a standard element of a competitive compensation program at peer group companies.

Further discussion with respect to our employment security agreements, including disclosure of potential change in control benefits payable to each named executive officer, assuming a change in control of the Corporation and termination of employment on December 31, 2016, is set forth in the “Potential Payments Upon Termination of Employment or a Change in Control of the Corporation” section beginning on page 71 of this Proxy Statement.

Perquisites

We provide a limited number of perquisites intended to assist executive officers in the performance of their duties on behalf of the Corporation. We provide financial consulting and tax return preparation services and personal use of company automobiles as perquisites to our executive officers. If circumstances warrant and if pre-approved by our Chairman and CEO, we permit personal use of private aircraft on a limited basis. We also reimburse executive officers for the payment of personal income taxes in connection with the use of company vehicles in certain circumstances and taxable relocation expenses. The Compensation and Benefits Committee periodically reviews the types and costs of perquisites to ensure they remain aligned with our compensation philosophy.

Stock Ownership Guidelines

Supporting our guiding principle of alignment with stockholders’ interests, we have a long-standing practice of emphasizing stock ownership and maintaining robust stock ownership guidelines for named executive officers at or above industry practice. Each executive officer is expected to meet his or her respective minimum ownership level within five years of becoming an executive officer. Until such time as any executive officer meets the minimum ownership level requirement, he or she is expected to retain 100% of the net, after-tax shares received upon vesting of equity awards or stock option exercises. As of December 31, 2016, our Chairman and CEO and each of our other named executive officers met or exceeded our stock ownership guidelines.

Stock Ownership Guidelines
Expected Ownership as Multiple of Base Salary
Chairman & CEO	10x
President, Chief Operating Officer and Vice Chairman	7x
Chief Financial Officer and Business Presidents	5x
All Other Executive Officers	3x

Forfeiture and Recoupment

All awards granted to named executive officers since 2012 under our long-term incentive compensation program are subject to forfeiture or recoupment in the event of a restatement of the Corporation’s financial statements and certain types of misconduct. Such awards also are subject to forfeiture and recoupment provisions relating to “ex-post” risk, meaning risk resulting from the recipient’s inappropriate risk-taking that does not materialize until after the performance period in which such inappropriate risk-taking takes place. Additionally, since 2013, all restricted stock unit awards to named executive officers are subject to forfeiture or recoupment if it is determined that the applicable named executive officer has engaged in inappropriate risk-taking which resulted in certain events deemed to be “significant risk outcomes.” An analysis of significant risk outcomes is completed annually to determine if such significant risk outcomes were tied to inappropriate risk-taking. The results of this analysis are reviewed by the Compensation and Benefits Committee.

With respect to long-term incentive compensation awards made prior to February 21, 2017, the foregoing forfeiture and recoupment requirements are contained in the individual award agreements between the Corporation and our named executive officers. Forfeiture and recoupment requirements applicable to long-term incentive compensation awards made on or after such date are contained in the Policy on Recoupment adopted by the Compensation and Benefits Committee on February 20, 2017.

Hedging Policy

We maintain a Securities Transactions Policy and Procedures which, among other things, prohibits directors, employees, and certain of their family members from engaging in short selling, margining, pledging or hypothecating our securities, and from trading in options, warrants, puts, calls or similar instruments on our securities.

Compensation and Benefits Committee Report

The Compensation and Benefits Committee is responsible for providing oversight of the compensation of the directors and executive officers of the Corporation. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based upon this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and this Proxy Statement for the 2017 Annual Meeting of Stockholders, each of which is filed with the SEC.

Compensation and Benefits Committee

Charles A. Tribbett III (Chair)

Linda Walker Bynoe

Thomas E. Richards

John W. Rowe

Martin P. Slark

Summary Compensation Table

The following table sets forth the information concerning the compensation paid to or earned by the named executive officers for 2016, 2015 and 2014.

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
Frederick H. Waddell Chairman and Chief Executive Officer	2016	$1,000,000	—	$5,400,067	$1,637,386	$2,700,000	$333,477	$96,392	$11,167,322
	2015	993,750	$2,413,689	4,987,508	1,477,612	2,800,000	—	87,991	12,760,550
	2014	975,000	—	4,987,571	1,329,507	2,300,000	2,762,043	81,401	12,435,522
S. Biff Bowman Chief Financial Officer	2016	568,750	—	1,687,561	511,696	825,000	434,598	26,507	4,054,112
	2015	537,500	—	1,500,037	444,407	850,000	31,870	20,545	3,384,359
	2014	493,750	—	1,237,506	329,879	650,000	583,444	39,759	3,334,338
William L. Morrison Vice Chairman	2016	800,000	—	4,125,062	795,963	1,200,000	218,018	39,974	7,179,017
	2015	800,000	1,206,845	2,437,550	722,145	1,400,000	—	35,908	6,602,448
	2014	800,000	—	2,437,590	649,766	1,200,000	387,764	44,155	5,519,275
Michael G. O’Grady President	2016	606,250	—	1,687,561	511,696	955,000	80,023	24,750	3,865,280
	2015	600,000	724,107	1,500,037	444,407	1,000,000	62,938	18,000	4,349,489
	2014	600,000	—	1,500,013	399,854	900,000	56,828	21,135	3,477,830
Jana R. Schreuder Chief Operating Officer	2016	693,750	—	2,250,081	682,256	950,000	765,294	37,562	5,378,943
	2015	656,250	724,107	1,875,028	555,495	1,000,000	8,270	34,588	4,853,738
	2014	600,000	—	1,500,013	399,854	900,000	1,363,916	31,781	4,795,564

(1) Positions reflected in this column reflect current positions. In addition to the leadership changes described under “Our Named Executive Officers” on page 30, the Corporation had previously implemented certain leadership changes in 2014, certain of which were applicable to our current named executive officers. Namely, prior to September 1, 2014: (i) Mr. Bowman served as Executive Vice President, Human Resources; (ii) Mr. Morrison served as President and Chief Operating Officer; (iii) Mr. O’Grady served as Chief Financial Officer; and (iv) Ms. Schreuder served as President of Wealth Management.

(2) Amounts in this column represent long-term cash incentive awards, granted in February 2012 for 2011 performance, which vested in February 2015. Long-term cash incentive awards were granted to named executive officers in February 2012 due to changes in the long-term incentive compensation plan design and no such awards have been granted since February 2012. The amount of the award granted to each named executive officer in February 2012 is as follows: Mr. Waddell: $2,333,333; Mr. Morrison: $1,166,667; Mr. O’Grady: $700,000; and Ms. Schreuder: $700,000. Amounts in this column also include interest credited on such awards from the date of grant through the vesting date at a rate equal to the mid-term applicable federal rate for the month of February 2012, compounded annually, in accordance with the terms of such awards.

(3) Amounts in this column represent the grant date fair value of the restricted stock unit and performance stock unit awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (“FASB ASC Topic 718”). See “Note 22—Share-Based Compensation Plans” to the consolidated financial statements included in Item 8 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016 for a discussion of the assumptions made by the Corporation in the valuation of these stock unit awards. This column includes the following amounts in 2016 with respect to performance stock units, which are based on achievement of target performance levels: Mr. Waddell: $3,600,025; Mr. Bowman: $1,125,041; Mr. Morrison: $1,750,005; Mr. O’Grady: $1,125,041; and Ms. Schreuder: $1,500,054. If the maximum level of performance were attained, the value of the performance stock units would be as follows: Mr. Waddell: $4,500,046; Mr. Bowman: $1,406,330; Mr. Morrison: $2,187,521; Mr. O’Grady: $1,406,330; and Ms. Schreuder: $1,875,068. See the narrative under “Description of Certain Awards Granted in 2016” beginning on page 57 of this Proxy Statement for more information on these awards.

(4) Amounts in this column represent the grant date fair value of the option awards computed in accordance with FASB ASC Topic 718. See “Note 22—Share-Based Compensation Plans” to the consolidated financial statements included in Item 8 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016 for a discussion of the assumptions made by the Corporation in the valuation of these option awards. See the narrative under “Description of Certain Awards Granted in 2016” beginning on page 57 of this Proxy Statement for more information on these awards.

(5) Amounts in this column represent the annual cash incentives earned by the named executive officers in the applicable years under the Management Performance Plan.

(6) Amounts in this column represent the aggregate increase in actuarial present values of accumulated benefits under the Pension Plan and the Supplemental Pension Plan. At December 31, 2014, the applicable discount rate used to calculate the pension decreased from 5.00% down to 4.25%, resulting in an increase in the present value of benefits under the Traditional Formula for each named executive officer relative to December 31, 2013, except for Mr. O’Grady, whose benefits are accrued under the Pension Plan’s “Pension Equity Plan (PEP) Formula.” At December 31, 2015, the applicable discount rate increased to 4.71%, resulting in a decrease in the present value of benefits under the Traditional Formula. This decrease was more than offset by increases in the present value of benefits attributable to other factors for Mr. Bowman and Ms. Schreuder, while the present value of benefits for Mr. Waddell and Mr. Morrison decreased by $387,577 and $102,918, respectively. At December 31, 2016, the applicable discount rate decreased to 4.46%, resulting in an increase in the present value of benefits under the Traditional Formula. See “Pension Benefits” beginning on page 64 of this Proxy Statement for additional information.

(7) The following table sets forth a detailed breakdown of the items which comprise “All Other Compensation” for 2016.

Name	Contributions to TIP and Supplemental TIP ($)(a)	Perquisites and Other Personal Benefits ($)(b)	Tax Reimbursements ($)(c)	Total ($)
Mr. Waddell	$30,000	$44,424	$21,968	$96,392
Mr. Bowman	17,063	9,044	400	26,507
Mr. Morrison	24,000	14,204	1,770	39,974
Mr. O’Grady	18,188	6,534	28	24,750
Ms. Schreuder	20,813	16,350	399	37,562

(a) Includes matching contributions made by the Corporation on behalf of named executive officers participating in TIP and Supplemental TIP.

(b) With respect to Mr. Waddell, represents financial consulting and tax return preparation services ($16,500) and personal use of company automobiles ($27,924). With respect to Mr. Bowman, represents financial consulting and tax return preparation services ($8,900), including tax preparation services in conjunction with an overseas assignment, and personal use of company automobiles ($144). With respect to Mr. Morrison, represents financial consulting and tax return preparation services ($12,100) and personal use of company automobiles ($2,104). With respect to Mr. O’Grady, represents financial consulting and tax return preparation services ($6,500) and personal use of company automobiles ($34). With respect to Ms. Schreuder, represents financial consulting and tax return preparation services ($15,740) and personal use of company automobiles ($610).

(c) Represents tax reimbursements provided in connection with personal use of company automobiles and, with respect to Mr. Bowman, taxable expenses relating to an overseas assignment.

Grants of Plan-Based Awards

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Grant Date	Thres- hold ($)	Target ($)	Maximum ($)	Thres- hold (#)	Target (#)	Maximum (#)
Mr. Waddell	—		$2,800,000	$6,195,000
	2/16/2016								110,362	$58.25	$1,637,386
	2/16/2016							30,902			1,800,042
	2/16/2016				30,902	61,803	77,254				3,600,025
Mr. Bowman	—		850,000	3,097,500
	2/16/2016								34,489	58.25	511,696
	2/16/2016							9,657			562,520
	2/16/2016				9,657	19,314	24,143				1,125,041
Mr. Morrison	—		1,400,000	4,130,000
	2/16/2016								53,649	58.25	795,963
	2/16/2016							15,022			875,032
	10/18/2016							21,142			1,500,025
	2/16/2016				15,022	30,043	37,554				1,750,005
Mr. O’Grady	—		1,000,000	3,097,500
	2/16/2016								34,489	58.25	511,696
	2/16/2016							9,657			562,520
	2/16/2016				9,657	19,314	24,143				1,125,041
Ms. Schreuder	—		1,000,000	4,130,000
	2/16/2016								45,985	58.25	682,256
	2/16/2016							12,876			750,027
	2/16/2016				12,876	25,752	32,190				1,500,054

(1) These columns show information regarding payouts under the Management Performance Plan. The amount set forth under the Maximum column represents the highest potential payout under the plan based on the Corporation’s 2016 performance. Although the plan does not provide for a target or threshold, the amount set forth under the Target column represents the amount actually awarded to the named executive officer in 2016 in respect of 2015 performance.

(2) The amounts set forth under the Threshold, Target and Maximum columns represent the number of shares of common stock that would be paid out under the performance stock units granted in February 2016 if the Corporation achieves a three-year return on equity of 7.5%, 11.0% or 15.0% or greater, respectively.

(3) This column shows the number of restricted stock units granted to the named executive officers in 2016.

(4) This column shows the number of shares that may be issued to the named executive officers upon exercise of stock options granted in 2016.

(5) Represents the grant date fair value of each equity award, computed in accordance with FASB ASC Topic 718 (using the target level of performance for performance stock unit awards), disregarding any estimated forfeitures.

Description of Certain Awards Granted in 2016

Performance Stock Units

Each performance stock unit constitutes the right to receive a share of the Corporation’s common stock and vests over a three-year performance period, subject to satisfaction of specified performance targets (“performance conditions”) that are a function of return on equity and continued employment until the end of the vesting period. Dividend equivalents on performance stock units granted prior to February 16, 2016 are paid in cash on a current basis prior to vesting and distribution. Dividend equivalents on performance stock units granted on or after February 16, 2016, including performance stock units granted for 2015 and 2016 performance, will be deferred into a cash account and paid, with interest credited at a rate equal to the mid-term applicable federal rate for the month in which the grant was made, compounded annually, only with respect to the portion of the cash account attributable to performance stock units that actually vest upon satisfaction of the applicable performance conditions.

If, during the performance period relating to performance stock units granted to an executive, such executive retires or terminates employment under certain circumstances entitling the executive to benefits under the Corporation’s severance plan, such executive’s performance stock units will be eligible for pro rata vesting and distribution at the end of the performance period, subject to certain conditions, including satisfaction of the performance conditions. In addition, for awards granted prior to February 21, 2017, if a named executive officer terminates employment on or after attainment of age 55, the executive will be eligible for pro rata vesting and distribution at the end of the performance period, subject to certain conditions, including satisfaction of the performance conditions. For awards granted on or after February 21, 2017, if during the performance period an executive terminates employment under certain circumstances entitling the executive to benefits under the Corporation’s severance plan, such executive’s performance stock units will be eligible for pro rata vesting (with an extra twelve months of vesting) and distribution at the end of the performance period, subject to certain conditions, including satisfaction of the performance conditions. In addition, for awards granted on or after February 21, 2017, if an executive retires after satisfying applicable age and service requirements, such executive’s performance stock units will be eligible for full vesting and distribution at the end of the performance period, subject to certain conditions, including satisfaction of the applicable performance conditions. Upon the death or disability of an executive during the performance period, performance stock units granted prior to February 17, 2015 will be eligible for pro rata vesting and distribution at the end of the performance period, subject to certain conditions, including satisfaction of the performance conditions. With respect to performance stock units granted on or after February 17, 2015, the performance stock units will be eligible for full vesting and distribution at the end of the performance period, subject to certain conditions, including satisfaction of the performance conditions.

Upon a change in control, for awards granted prior to February 21, 2017, a pro rata portion of each performance stock unit award (based on the portion of the performance period that has elapsed as of the change in control) is eligible to vest based on the Corporation’s actual performance at the time of the change in control and is to be paid out at the end of the performance period, subject to accelerated distribution upon a qualifying termination. The remainder of the performance award converts at the target level of performance specified in the performance stock unit agreement into an award with respect to the acquirer of an equal economic value and vests subject only to the continued employment of the recipient through the remainder of the applicable performance period and is paid out at the end of the performance period, subject to acceleration of vesting upon a qualifying termination, in which event the units are distributed at that time. For awards granted on or after February 21, 2017, both the portion of each performance stock unit award that is based on actual performance and the portion that is based on the target level of performance, convert into an award with respect to the acquirer of an equal economic value, vest subject only to the continued employment of the recipient through the remainder of the applicable performance period, and are paid out at the end of the performance period, subject to acceleration of vesting upon a qualifying termination, in which event the units are distributed at that time. In the event that both a change in control occurs and the acquirer refuses or is unable to agree to the foregoing conversion and vesting provisions, the award will be vested at the time of the change in control, and will be distributed in accordance with the provisions of Section 409A of the Internal Revenue Code, to the extent applicable. The performance stock unit awards provide that in such event the distribution may be in cash. The foregoing notwithstanding, each of our current named executive officers is party to an employment security agreement, pursuant to which all performance stock units granted to such named executive officer would become fully vested at the target level in the event of a change in control. See “Potential Payments Upon Termination of Employment or a Change in Control of the Corporation” beginning on page 71 for further information.

Restricted Stock Units

Restricted stock units generally vest 50% on the third anniversary of the date of grant and 50% on the fourth anniversary of the date of grant. Each restricted stock unit award entitles an executive to receive one share of common stock when the award vests. For restricted stock units granted prior to February 21, 2017, dividend equivalents are paid in cash on a current basis prior to vesting and distribution. Dividend equivalents on restricted stock units granted on or after February 21, 2017, including grants made in 2017 for 2016 performance, will be deferred into a cash account and paid, with interest credited at a rate equal to the mid-term applicable federal rate for the month in which the grant was made, compounded annually, only with respect to the portion of the cash account attributable to restricted stock units that actually vest.

If, during the vesting period relating to restricted stock units granted to an executive for awards granted prior to February 21, 2017, such executive retires or terminates employment under certain circumstances entitling the executive to benefits under the Corporation’s severance plan, the executive will be entitled to receive a distribution of a prorated number of restricted stock units. In addition, for awards granted prior to February 21, 2017, if a named executive officer is age 55 or older on the date of termination of employment, and does not compete with the Corporation during the vesting period, a prorated number of restricted stock units on each remaining vesting date in the vesting period become vested and are eligible for distribution. For awards granted on or after February 21, 2017, if an executive terminates employment under certain circumstances entitling the executive to benefits under the Corporation’s severance plan, the executive will be entitled to receive a distribution of a prorated number of restricted stock units which will provide for an extra twelve months of vesting. In addition, for awards granted on or after February 21, 2017, if an executive retires after satisfying applicable age and service requirements, such executive’s restricted stock units will continue to vest in accordance with their terms. Upon the death or disability of an executive during the vesting period, such executive will be entitled to receive a distribution of a prorated number of any unvested restricted stock units granted prior to February 17, 2015. With respect to restricted stock units granted on or after

February 17, 2015, such executive will be entitled to the full vesting and distribution of any unvested restricted stock units.

Upon a change in control of the Corporation, all restricted stock units granted to executive officers would, under the terms and conditions of the applicable award agreements, be converted into units of the acquirer and continue to vest in accordance with the regular vesting schedule; provided, however, that they become fully vested in connection with a change in control if the executive experiences a qualifying termination of employment following the change in control (in which case they are distributed within sixty days). In the event that both a change in control occurs and the acquirer refuses or is unable to agree to the foregoing conversion and vesting provisions, the award will be vested and will be distributed in accordance with the provisions of Section 409A of the Internal Revenue Code, to the extent applicable. The restricted stock unit awards provide that in such event the distribution may be in cash. The foregoing notwithstanding, each of our current named executive officers is party to an employment security agreement which specifies that in the event of a change in control all restricted stock units granted to such named executive officer would become fully vested. See “Potential Payments Upon Termination of Employment or a Change in Control of the Corporation” beginning on page 71 for further information.

Stock Options

Stock options are granted with an exercise price equal to the closing sale price of the common stock on the date of grant and expire ten years after the date of the grant. Stock options generally vest in equal annual installments over a four-year vesting period.

If an executive retires after satisfying applicable age and service requirements, the executive’s outstanding stock options continue to vest in accordance with their terms and, once vested, may be exercised until the earlier of five years following retirement or the expiration date of the option. If the executive’s employment is terminated under certain circumstances entitling the executive to severance benefits, the executive’s stock options (whether vested or unvested) may be exercised until the earlier of 180 days following termination of employment or the expiration date of the option, provided that if the executive is retirement eligible upon his or her termination of employment under the severance plan, the executive’s stock options (whether vested or unvested) become vested upon the executive’s termination of employment and may be exercised until the earlier of five years from the executive’s effective date of retirement or the expiration of the option. If an executive dies or becomes disabled, the executive’s outstanding stock options become vested and may be exercised until the earlier of five years following death or disability or the expiration date of the option. In other instances, in the absence of a change in control, vested stock options expire on the earlier of three months following termination of employment or the expiration date of the option, and unvested stock options expire on termination of employment.

Upon a change in control of the Corporation, all stock options granted prior to December 31, 2012 become vested and exercisable. Stock options granted after December 31, 2012 convert to options relating to the stock of the acquirer and continue to vest in accordance with the regular vesting schedule; provided, however, that they become fully vested in connection with a change in control if the executive experiences a qualifying termination of employment following the change in control (in which case the options on the acquirer stock remain exercisable until the expiration of the option), or if they are not assumed in the transaction (in which case the employee is entitled to a cash payment equal to the “spread” between the transaction consideration and the option exercise price). The foregoing notwithstanding, each of our current named executive officers is party to an employment security agreement which specifies that in the event of a change in control all options granted to such named executive officer would become fully vested. See “Potential Payments Upon Termination of Employment or a Change in Control of the Corporation” beginning on page 71 for further information.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Mr. Waddell	205,923	—	$50.99	2/15/2020	97,679(7)	$8,698,315	204,756(12)	$18,233,522
	227,964	—	52.64	2/14/2021
	70,994	23,664(3)	52.69	2/11/2023
	40,982	40,982(4)	60.85	2/10/2024
	19,733	59,197(5)	70.21	2/17/2025
	—	110,362(6)	58.25	2/16/2026
Mr. Bowman	11,768	—	50.99	2/15/2020	27,117(8)	2,414,769	58,895(13)	5,244,600
	11,399	—	52.64	2/14/2021
	16,014	5,338(3)	52.69	2/11/2023
	10,169	10,168(4)	60.85	2/10/2024
	5,935	17,804(5)	70.21	2/17/2025
	—	34,489(6)	58.25	2/16/2026
Mr. Morrison	42,118	—	71.23	2/19/2018	69,037(9)	6,147,745	99,868(14)	8,893,245
	—	11,921(3)	52.69	2/11/2023
	20,030	20,028(4)	60.85	2/10/2024
	9,644	28,931(5)	70.21	2/17/2025
	—	53,649(6)	58.25	2/16/2026
Mr. O’Grady	96,700	—	38.78	10/18/2021	29,741(10)	2,648,436	62,490(15)	5,564,735
	48,110	—	43.65	2/13/2022
	21,352	7,117(3)	52.69	2/11/2023
	12,326	12,325(4)	60.85	2/10/2024
	5,935	17,804(5)	70.21	2/17/2025
	—	34,489(6)	58.25	2/16/2026
Ms. Schreuder	71,239	—	52.64	2/14/2021	34,740(11)	3,093,597	74,988(16)	6,677,681
	48,110	—	43.65	2/13/2022
	21,352	7,117(3)	52.69	2/11/2023
	12,326	12,325(4)	60.85	2/10/2024
	7,419	22,254(5)	70.21	2/17/2025
	—	45,985(6)	58.25	2/16/2026

(1) The market value of the restricted stock units included in this column is based on a price of $89.05 per share (the closing market price of the Corporation’s common stock on December 30, 2016).

(2) The market value of the performance stock units included in this column is based on a price of $89.05 per share (the closing market price of the Corporation’s common stock on December 30, 2016).

(3) Options originally granted February 11, 2013, with 25% of the award vesting on each anniversary of the grant date. Accordingly, all remaining unvested options vest on February 11, 2017.

(4) Options originally granted February 10, 2014, with 25% of the award vesting on each anniversary of the grant date. Accordingly, the remaining unvested options vest in equal portions on each of February 10, 2017 and 2018.

(5) Options originally granted February 17, 2015, with 25% of the award vesting on each anniversary of the grant date. Accordingly, the remaining unvested options vest in equal portions on each of February 17, 2017, 2018 and 2019.

(6) Options originally granted February 16, 2016, with 25% of the award vesting on each anniversary of the grant date. Accordingly, the remaining unvested options vest in equal portions on each of February 16, 2017, 2018, 2019 and 2020.

(7) Consists of 13,661 units vesting on February 10, 2017, 15,776 units vesting on February 11, 2017, 13,661 units vesting on February 10, 2018, 11,840 units vesting on February 17, 2018, 15,451 units vesting on February 16, 2019, 11,839 units vesting on February 17, 2019, and 15,451 units vesting on February 16, 2020.

(8) Consists of 3,390 units vesting on February 10, 2017, 3,559 units vesting on February 11, 2017, 3,389 units vesting on February 10, 2018, 3,561 units vesting on February 17, 2018, 4,829 units vesting on February 16, 2019, and 3,561 units vesting on February 17, 2019, and 4,828 units vesting on February 16, 2020.

(9) Consists of 6,677 units vesting on February 10, 2017, 7,947 units vesting on February 11, 2017, 6,676 units vesting on February 10, 2018, 5,787 units vesting on February 17, 2018, 21,142 units vesting on October 18, 2018, 7,511 units vesting on February 16, 2019, 5,786 units vesting on February 17, 2019, and 7,511 units vesting on February 16, 2020.

(10) Consists of 4,109 units vesting on February 10, 2017, 4,745 units vesting on February 11, 2017, 4,108 units vesting on February 10, 2018, 3,561 units vesting on February 17, 2018, 4,829 units vesting on February 16, 2019, 3,561 units vesting on February 17, 2019, and 4,828 units vesting on February 16, 2020.

(11) Consists of 4,109 units vesting on February 10, 2017, 4,745 units vesting on February 11, 2017, 4,108 units vesting on February 10, 2018, 4,451 units vesting on February 17, 2018, 6,438 units vesting on February 16, 2019, 4,451 units vesting on February 17, 2019, and 6,438 units vesting on February 16, 2020.

(12) Consists of the following maximum number of shares Mr. Waddell may receive under performance stock units: 68,304 shares underlying performance stock units granted in 2014; 59,198 shares underlying performance stock units granted in 2015; and 77,254 shares underlying performance stock units granted in 2016. The distribution of shares underlying the performance stock units granted in 2014 took place on January 17, 2017, with 58,249 shares actually being distributed to Mr. Waddell. The actual number of shares distributed with respect to performance stock units granted in 2015 and 2016 will be based upon the satisfaction of certain performance conditions. Accordingly, it is possible that no shares of common stock will be distributed under these performance stock units.

(13) Consists of the following maximum number of shares Mr. Bowman may receive under performance stock units: 16,948 shares underlying performance stock units granted in 2014; 17,804 shares underlying performance stock units granted in 2015; and 24,143 shares underlying performance stock units granted in 2016. The distribution of shares underlying the performance stock units granted in 2014 took place on January 17, 2017, with 14,453 shares actually being distributed to Mr. Bowman. The actual number of shares distributed with respect to performance stock units granted in 2015 and 2016 will be based upon the satisfaction of certain performance conditions. Accordingly, it is possible that no shares of common stock will be distributed under these performance stock units.

(14) Consists of the following maximum number of shares Mr. Morrison may receive under performance stock units: 33,383 shares underlying performance stock units granted in 2014; 28,931 shares underlying performance stock units granted in 2015; and 37,554 shares underlying performance stock units granted in 2016. The distribution of shares underlying the performance stock units granted in 2014 took place on January 17, 2017, with 28,469 shares actually being distributed to Mr. Morrison. The actual number of shares distributed with respect to performance stock units granted in 2015 and 2016 will be based upon the satisfaction of certain performance conditions. Accordingly, it is possible that no shares of common stock will be distributed under these performance stock units.

(15) Consists of the following maximum number of shares Mr. O’Grady may receive under performance stock units: 20,543 shares underlying performance stock units granted in 2014; 17,804 shares underlying performance stock units granted in 2015; and 24,143 shares underlying performance stock units granted in 2016. The distribution of shares underlying the performance stock units granted in 2014 took place on January 17, 2017, with 17,519 shares actually being distributed to Mr. O’Grady. The actual number of shares distributed with respect to performance stock units granted in 2015 and 2016 will be based upon the satisfaction of certain performance conditions. Accordingly, it is possible that no shares of common stock will be distributed under these performance stock units.

(16) Consists of the following maximum number of shares Ms. Schreuder may receive under performance stock units: 20,543 shares underlying performance stock units granted in 2014; 22,255 shares underlying performance stock units granted in 2015; and 32,190 shares underlying performance stock units granted in 2016. The distribution of shares underlying the performance stock units granted in 2014 took place on January 17, 2017, with 17,519 shares actually being distributed to Ms. Schreuder. The actual number of shares distributed with respect to performance stock units granted in 2015 and 2016 will be based upon the satisfaction of certain performance conditions. Accordingly, it is possible that no shares of common stock will be distributed under these performance stock units.

Option Exercises and Stock Vested

The following table sets forth information regarding exercises of stock options and vesting of stock awards for each named executive officer in 2016.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)(2)
Mr. Waddell	557,527	$10,596,677	78,882	$4,935,909
Mr. Bowman	36,230	844,538	21,612	1,335,160
Mr. Morrison	257,566	3,982,783	39,738	2,486,538
Mr. O’Grady	—	—	23,724	1,484,489
Ms. Schreuder	191,224	3,412,197	23,724	1,484,489

(1) The value realized on the exercise of stock options represents the pre-tax difference between the option exercise price and the fair market value of the common stock on the date of exercise.

(2) The value realized on the distribution of stock units represents the number of stock units that vested multiplied by the fair market value of the common stock on the date of vesting.

Pension Benefits

Information with respect to accrued benefits of each named executive officer under the Pension Plan as of December 31, 2016 is as follows.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Mr. Waddell	Qualified Pension Plan	35.0	$1,937,591	—
	Supplemental Pension Plan	35.0	19,048,263	—
Mr. Bowman	Qualified Pension Plan	31.5	1,148,697	—
	Supplemental Pension Plan	31.5	2,152,917	—
Mr. Morrison	Qualified Pension Plan	20.8	910,861	—
	Supplemental Pension Plan	20.8	4,071,093	—
Mr. O’Grady	Qualified Pension Plan	5.4	58,648	—
	Supplemental Pension Plan	5.4	245,631	—
Ms. Schreuder	Qualified Pension Plan	35.0	1,617,580	—
	Supplemental Pension Plan	35.0	6,977,040	—

Pension Plan and Supplemental Pension Plan

Defined benefit pension benefits are provided generally to employees under the Pension Plan and to certain employees (including the named executive officers) under the Supplemental Pension Plan. The Pension Plan is a tax-qualified retirement plan that provides a retirement benefit as described below, which is subject to various limitations of the Internal Revenue Code and the Pension Plan. The Supplemental Pension Plan is a nonqualified retirement plan that provides the portion of an employee’s benefit that cannot be paid under the Pension Plan due to Internal Revenue Code and Pension Plan limits. The material terms and conditions of the Pension Plan and the Supplemental Pension Plan as they relate to the named executive officers include the following.

Eligibility

Employees participate in the Pension Plan after completing six months of vesting service. Employees with six months of vesting service who would have a portion of their benefit from the Pension Plan limited due to Internal Revenue Code or Pension Plan restrictions also participate in the Supplemental Pension Plan.

Benefit Formula—Traditional Formula

Prior to April 1, 2012, the benefits of the named executive officers, except for Mr. O’Grady, were determined under the Pension Plan’s “Traditional Formula.” To determine a participant’s benefit, the Traditional Formula first multiplies 1.8% by the average of the participant’s highest sixty consecutive calendar months of eligible pay. This amount is further multiplied by the participant’s years of credited service (up to a maximum of thirty-five years). The Social Security offset is then determined by multiplying 0.5% by (i) the lesser of the participant’s Social Security covered compensation limit or the average of the participant’s eligible pay for the three consecutive calendar years prior to retirement, with calendar year compensation not to exceed the Social Security taxable wage base in effect for a given calendar year, by (ii) the participant’s years of credited service (up to thirty-five years). This offset is subtracted from the benefit amount previously calculated to determine the annual benefit amount produced by the Traditional Formula.

For purposes of the Traditional Formula:

●

“Eligible pay” means base salary (including any before-tax payroll deductions), shift differentials, overtime and certain types of performance-based incentive compensation, including cash, Northern Performance Incentives under the Northern Partners Incentive Plan (“NPIP”), compensation under the Management Performance Plan, payments from the former Annual Performance Plan and the cash value of stock options which were specifically paid in lieu of cash incentives from January 1, 2002 through April 30, 2004. Cash incentives deferred under the Northern Trust Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”) are not included in eligible pay under the Pension Plan but are included in eligible pay under the Supplemental Pension Plan.

●

“Social Security covered compensation” means the average of the Social Security taxable wage base for each of the thirty-five calendar years ending in the year in which the participant attains Social Security retirement age. In determining Social Security covered compensation as of a certain year, the taxable wage base for any subsequent year is assumed to be the same as for the determination year.

Benefit Formula—PEP Formula

Effective June 1, 2001, the Pension Plan was amended to provide that benefits of all newly hired employees of the Corporation and its affiliates would be calculated under the Pension Plan’s “Pension Equity Plan (PEP) Formula.” Because Mr. O’Grady commenced employment on August 15, 2011, his benefits under the Pension Plan and Supplemental Pension Plan for his entire period of credited service are calculated under the PEP Formula. Under the PEP Formula, each year a participant earns a specific pension credit “percentage,” determined in accordance with a schedule in the Pension Plan that varies directly with his or her total number of years of credited service. Participants currently earn a 4% pension credit percentage for each of their first ten credited years of service, with the pension credit percentage increasing by one percentage point for the eleventh year of service and every fifth year thereafter through the end of their thirty-fifth year of service (after which no additional pension credit percentages are earned). A participant’s PEP Formula lump sum amount is equal to the sum of his or her pension credit percentages multiplied by the average of the participant’s highest sixty consecutive calendar months of eligible pay. Prior to April 1, 2012, eligible pay was defined the same for the PEP Formula as for the Traditional Formula, except that eligible pay under the PEP Formula also included cash sales and technical incentives under the NPIP up to 50% of the participant’s prior year’s base pay. Effective April 1, 2012, eligible pay under the PEP Formula includes all cash incentives under the NPIP. A participant’s annual benefit under the PEP Formula is equal to a single life annuity commencing at age 65 that is the actuarial equivalent of his or her PEP Formula lump sum amount. The single life annuity is calculated using interest rate and mortality assumptions specified in the Pension Plan.

Benefit Formula—Changes

As noted above, effective June 1, 2001, the Pension Plan was amended to provide that benefits of all newly hired employees of the Corporation and its affiliates would be calculated under a version of the PEP Formula. All employees already employed by the Corporation and its affiliates prior to such time were provided the opportunity to elect whether to accrue future benefits under such PEP Formula or the Traditional Formula. Effective April 1, 2012, the Pension Plan was further amended to provide that for credited service earned after March 31, 2012, all employees, including those who had previously elected the Traditional Formula, will accrue benefits pursuant to the revised PEP Formula described above. Accordingly, the named executive officers, other than Mr. O’Grady, will be entitled to an annual benefit equal to the sum of their accruals: (i) under the Traditional Formula for periods of credited service before April 1, 2012; and (ii) under the amended PEP Formula for their periods of credited service after March 31, 2012. Each such executive’s pre-April 1, 2012 Traditional Formula benefits will be based on credited service and average compensation calculated as of March 31, 2012, provided that the executive’s average compensation as of March 31, 2012, will be indexed at a rate of 1.5% per year for any period on and after April 1, 2012, during which the executive earns credited service under the Pension Plan.

Although the April 1, 2012 changes made to the Pension Plan are anticipated to moderate any future pension value increases, the present value of benefits under the Traditional Formula is sensitive to changes in interest rates. The decrease in discount rate used to calculate the pension from 4.71% to 4.46% at December 31, 2016 resulted in an increase in the present value of benefits under the Traditional Formula for each of the named executive officers, except for Mr. O’Grady, whose benefits are all accrued under the PEP Formula. The other primary factors influencing pension values include an increase of the final average pay calculation and the application of the average pay across years of credited service under the Pension Plan.

Benefit Formula—Supplemental Pension Plan

Pension benefits are first calculated under the combined Traditional Formula and PEP Formulas or solely under the PEP Formula, as applicable, without regard to Internal Revenue Code limits and including in eligible pay the amounts deferred under the Deferred Compensation Plan. They are then recalculated applying Internal Revenue Code limits and excluding Deferred Compensation Plan deferrals from eligible pay to determine the amount of the benefit that is payable from the Pension Plan. The difference between the total benefit calculation and the Pension Plan calculation is paid from the Supplemental Pension Plan.

Benefit Entitlement

A participant is eligible to receive a benefit under the Pension Plan and Supplemental Pension Plan after completing three years of vesting service.

Retirement

A participant is generally eligible for a normal retirement benefit based on the combined Traditional and PEP Formulas or based solely on the PEP Formula, as described above, if his or her employment terminates on or after age 65. A participant is eligible for an early retirement benefit if his or her employment terminates on or after age 55 and he or she has completed fifteen years of credited service. A participant who terminates employment with three years of vesting service but prior to becoming eligible for a normal or early retirement benefit is eligible for a “vested terminee” benefit commencing any time after termination. Mr. Waddell, Mr. Morrison and Ms. Schreuder are each eligible for early retirement benefits.

Under the Traditional Formula, the early retirement benefit is equal to the normal retirement benefit described above, reduced by 0.5% for each month payments are received prior to age 62 (or prior to age 60 under certain circumstances). Participants eligible for a “vested terminee” benefit are entitled to benefit payments that are reduced by 0.5% for each month up to 120 months that payments are received prior to age 65, then actuarially reduced for each month that payments are received prior to age 55.

Under the PEP Formula, both the early retirement benefit and “vested terminee” benefit are equal to the normal retirement benefit (in the form of a monthly single life annuity as described above), adjusted for early commencement prior to age 65. The adjustment is made using interest rate and mortality assumptions specified in the Pension Plan.

Form of Benefit Payment

The normal form of benefit payment under the Pension Plan is a single life annuity in the case of an unmarried participant and a 50% joint and survivor annuity in the case of a married participant, although optional forms of payment are available, depending on marital status and age and years of service. A lump sum option is available in all cases. All optional forms are the actuarial equivalent of the normal form of payment. The normal form of benefit under the Supplemental Pension Plan is a five-year certain annuity, payable to the participant in five annual installments; if the participant dies prior to receiving full benefits, payments will continue for the remainder of the five years to a designated beneficiary. Any installment payments are credited with interest pursuant to a market-based formula set forth in the Supplemental Pension Plan. If the value of the Supplemental Pension Plan benefit is $125,000 or less, the benefit is paid in a single lump sum.

Assumptions

The assumptions used in calculating the present value of the accumulated benefit are set forth in “Note 21—Employee Benefits” to the consolidated financial statements included in Item 8 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016. The Corporation does not grant extra years of credited service under the Pension Plan, other than as noted below under “Potential Payment Upon Termination of Employment or a Change in Control of the Corporation.”

Nonqualified Deferred Compensation

Name	Form of Deferred Compensation	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Mr. Waddell	Deferred Compensation Plan	—	—	—	—	—
	Supplemental TIP	$44,100	$22,050	$147,937	—	$1,645,727
	Deferred Stock Units	—	—	1,946,330	—	10,219,378
Mr. Bowman	Deferred Compensation Plan	—	—	—	—	—
	Supplemental TIP	30,375	9,113	13,562	—	232,656
	Deferred Stock Units	—	—	—	—	—
Mr. Morrison	Deferred Compensation Plan	—	—	—	—	—
	Supplemental TIP	32,100	16,050	2,814	—	817,029
	Deferred Stock Units	—	—	310,622	—	1,630,950
Mr. O’Grady	Deferred Compensation Plan	—	—	—	—	—
	Supplemental TIP	20,475	10,238	5,748	—	125,216
	Deferred Stock Units	—	—	—	—	—
Ms. Schreuder	Deferred Compensation Plan	—	—	—	—	—
	Supplemental TIP	25,725	12,863	78,070	—	761,417
	Deferred Stock Units	—	—	159,594	—	837,961

(1) Amounts in this column also are included in each named executive officer’s compensation reported in the “Summary Compensation Table,” as “Salary.”

(2) Amounts in this column also are included in each named executive officer’s “All Other Compensation” in the “Summary Compensation Table.”

(3) The aggregate earnings in this column are not “above-market” and thus are not included in the “Summary Compensation Table.”

(4) All amounts in this column have previously been included in each named executive officer’s compensation reported in the “Summary Compensation Table” to the extent that compensation data for each such officer, generally, has been included in such table.

Deferred Compensation Plan

The Corporation maintains the Deferred Compensation Plan pursuant to which eligible employees, including the named executive officers, may defer all or a portion of their eligible annual incentive cash awards until a later date. The material terms and conditions of the Deferred Compensation Plan as they relate to the named executive officers include the following.

Eligibility

An employee is eligible to participate in the Deferred Compensation Plan for any calendar year if as of the preceding November 15 he or she: (i) was actively employed by the Corporation or a subsidiary and either resided in the United States or was an expatriate of the United States on temporary international assignment; (ii) participated in the Management Performance Plan or the NPIP; and (iii) had an annual base salary of $100,000 or more or a combination of base salary and cash awards paid from April 1 of the prior year through March 31 of the current year equal to $150,000 or more.

Contributions

Each participant must make an election prior to the beginning of a calendar year, and can elect to defer up to 100% of each eligible cash incentive award that will be paid in the second calendar year following the year of the election, subject to a minimum deferral of $2,500 of each cash incentive award. All deferrals are credited to an account maintained for the participant under the Deferred Compensation Plan. No employer contributions are made under the Deferred Compensation Plan.

Vesting

A participant is fully vested in his or her entire Deferred Compensation Plan account balance at all times.

Investments

Each participant’s Deferred Compensation Plan account is credited with earnings or losses based on various mutual fund investment alternatives made available under the Deferred Compensation Plan and selected by the participant.

Distributions

At the time a participant makes a deferral election, he or she must elect a short-term deferral or a retirement deferral. If the participant elects a short-term deferral, distribution of such amount must be deferred until a later specified date, which is at least three years following the end of the year in which the cash incentive award would have otherwise been paid. The short-term deferral, including the attributable earnings or losses, is paid to the participant in a lump sum. If the participant elects a retirement deferral, distribution of such amount will be deferred until the participant retires after reaching eligibility for early or normal retirement under the Pension Plan. At the time the participant makes the retirement deferral election, he or she must also elect whether the deferral, including the attributable earnings or losses, will be paid in a lump sum or in installments payable over five or ten years. Notwithstanding the foregoing, if the participant’s employment terminates before the scheduled distribution date, the short-term or retirement deferral, and attributable earnings or losses, will be paid in a lump sum within sixty days following the date of such termination. If the participant is deemed to be a “key employee” as defined by the Internal Revenue Code, any distribution that was deferred after December 31, 2004, and is payable due to retirement or termination of employment will be delayed for six months following the date of such retirement or termination.

Supplemental TIP

Supplemental TIP is a nonqualified retirement plan that provides the portion of an employee’s benefit that cannot be paid under TIP due to the Internal Revenue Code’s limit on the amount of a participant’s compensation that can be taken into account in determining TIP benefits. Account information provided for Supplemental TIP also includes account balances in the Northern Trust Corporation Supplemental Employee Stock Ownership Plan, which was frozen effective January 1, 2005, when the qualified Northern Trust Employee Stock Ownership Plan was merged into TIP. The material terms and conditions of Supplemental TIP as they relate to the named executive officers include the following.

Eligibility

An employee is eligible to participate in Supplemental TIP for any calendar year if he or she participates in TIP and as of the prior November 30 his or her base salary exceeded the Internal Revenue Code compensation limit. Employees are eligible to participate in TIP and elect salary deferrals immediately upon their hire, and are eligible for employer matching contributions after six months of service. All named executive officers participate in both plans.

Contributions

Each participant must make an election prior to the beginning of a calendar year to contribute to Supplemental TIP a portion of his or her base salary that exceeds the Internal Revenue Code compensation limit. The Corporation makes a matching contribution under Supplemental TIP using the formula in TIP, which is 50% of the first 6% of deferred salary, for a maximum matching contribution of 3% of salary.

Vesting

Each participant generally vests in the employer contributions under TIP and Supplemental TIP on a graduated basis of 20% per year over five years and is fully vested after five years. The named executive officers are fully vested in their TIP and Supplemental TIP accounts.

Investments

Each participant’s Supplemental TIP account is credited with earnings or losses based on various mutual fund investment alternatives made available under Supplemental TIP and selected by the participant (which are generally the same investment alternatives available to participants under TIP). On a monthly basis, participants can change their Supplemental TIP investment alternatives among the alternatives offered in Supplemental TIP.

Distributions

No withdrawal or borrowing of Supplemental TIP assets is permitted during a participant’s employment. Distribution of the entire Supplemental TIP account balance generally is made to a participant within ninety days after the participant’s termination of employment. If the participant is deemed to be a “key employee,” as defined by the Internal Revenue Code, the portion of his or her Supplemental TIP account accruing after December 31, 2004 is distributed as a single lump sum following the six-month anniversary of the termination of employment.

Deferred Stock Units

Certain restricted stock units granted prior to 2010 may be required to be deferred until the earlier of: (i) the year in which the Compensation and Benefits Committee reasonably anticipates that, if the payment is made during that year, the deduction of the payment will not be barred by Internal Revenue Code Section 162(m); or (ii) the period beginning with the date of the participant’s separation from service (as defined in the Corporation’s Amended and Restated 2002 Stock Plan) and ending on the later of the last day of the Corporation’s taxable year in which the participant incurs a separation from service or the fifteenth day of the third month following such separation from service. “Aggregate Earnings in Last FY” in the Nonqualified Deferred Compensation table above represent the change in the value of deferred stock units, which is based on the change in the value of the underlying shares of common stock into which the stock units convert.

Potential Payments Upon Termination of Employment or a Change in Control of the Corporation

In addition to benefits to which the Corporation’s employees would be entitled upon a termination of employment generally, the Corporation provides certain additional benefits to eligible employees upon certain types of termination of employment, including a termination of employment involving a change in control of the Corporation. Described below are the benefits that the named executive officers would receive in the event of change in control of the Corporation, as well as the benefits they would receive in the event of a termination following a change in control of the Corporation.

Employment Security Agreements

As discussed above, the Corporation has employment security agreements with the named executive officers and certain other executive officers. The Corporation’s decision to enter into these employment security agreements and the determination of the level of benefits under these agreements, as well as under various termination of employment scenarios were exercises in judgment, informed by: (i) the recognition that all named executive officers are employed at-will; (ii) the Corporation’s desire to provide the named executive officers with sufficient security to ensure they are not distracted and remain focused on maximizing stockholder value during and after a change in control; (iii) the Corporation’s goal of providing executive compensation at levels that are competitive with similar positions to those in its peer group companies; (iv) the nature and scope of the job responsibilities undertaken by the named executive officers; and (v) the terms of other types of compensation paid by the Corporation to the named executive officers. In particular, in setting the terms of the benefits payable to the named executive officers under various termination scenarios, the Compensation and Benefits Committee was guided in large part by a desire to be sufficiently responsive to market forces and the environment in which the Corporation seeks to attract, motivate and retain its named executive officers by providing benefits consistent and competitive with those of the peer group companies with which it competes for top executive talent. In initially establishing the form and level of post-termination benefits, the Committee received and reviewed relevant peer group company information provided by its independent compensation consultant at the time. In particular, this competitive peer group data influenced the decision of the Committee to provide for employment security agreements, to set the level of lump sum payments equal to three or two years of salary and bonus and to provide for the vesting of equity compensation awards, the continuation of coverage under certain health and welfare plans and other protections afforded in the event of a termination of employment in connection with a change in control or under other termination of employment scenarios.

The benefits provided to a named executive officer upon the occurrence of an actual change in control of the Corporation would consist of the following, even if there is no termination of employment:

●	Full vesting of all stock options.

●	All outstanding nonqualified stock options remain exercisable for five years following termination of employment (or until the end of the option term, if earlier).

●	Full vesting of all outstanding restricted stock units.

●	Full vesting and immediate distribution of all outstanding performance stock units at target as provided in the awards.

●	Full vesting in benefits accrued under the Supplemental Pension Plan and Supplemental TIP. All named executive officers are already vested in these benefits.

The employment security agreements also provide benefits upon the occurrence of the following terminations of employment that are in connection with an actual or pending change in control of the Corporation:

●

a termination of the executive’s employment by the Corporation or a subsidiary without “good cause” that occurs either within two years after a change in control of the Corporation or during the one-year period pending a change in control of the Corporation; or

●

an executive’s voluntary termination of employment with the Corporation or a subsidiary for “good reason” that occurs either within two years after a change in control of the Corporation or during the one-year period pending a change in control of the Corporation.

The benefits provided to a named executive officer upon such a termination of employment would consist of the following:

●

A lump sum payment equal to three times (or two times for Mr. Morrison, as Vice Chairman) the sum of: (i) the named executive officer’s annual salary in effect on the date of employment termination, or if higher, the date of the change in control; and (ii) the average of the named executive officer’s awards under the Corporation’s cash incentive plans for the last three fiscal years of participation in such plans prior to the date of termination, or, if higher, the date of the change in control.

●

A lump sum payment of a prorated portion of the average amounts paid to the named executive officer under the Corporation’s cash incentive plans for the last three fiscal years of participation in such plans prior to the date of termination, or, if higher, the date of the change in control, less any amounts paid to the named executive officer under those plans with respect to completed performance periods occurring in the year the named executive officer’s employment terminates.

●

Continued coverage under the Corporation’s health, dental, life, accident, disability, and other welfare benefit plans for three years (or two years for Mr. Morrison) or, if earlier, until the executive becomes covered under similar plans maintained by another entity that provides at least equal benefits. If the named executive officer cannot be covered under any plan of the Corporation due to legal or contractual restrictions, the Corporation would provide the executive with substantially similar benefits and coverage.

●

Up to an additional three years of age and/or service credits for purposes of determining eligibility and subsidy for participation in the Corporation’s retiree medical plans and an additional three-year age and service credit for benefits under the Supplemental Pension Plan. Mr. Morrison would receive an additional two years of age and/or service credit for both retiree medical and Supplemental Pension Plan benefits.

●

Mr. Waddell and Ms. Schreuder would be entitled to an additional cash payment equal to an amount that would offset any excise tax liability arising under Section 280G of the Internal Revenue Code as a result of any payment or benefit arising under an employment security agreement. Since 2011, the Corporation has discontinued inclusion of tax gross-up payments in new employment security agreements for executive officers.

The foregoing notwithstanding, payments to Mr. Bowman, Mr. O’Grady and Mr. Morrison may be subject to a reduction in benefits received to the extent it would cause them to receive an “excess parachute payment” (as defined in the Internal Revenue Code) unless the change in control payments, less the amount of any excise taxes payable by them, is greater than the reduced payment.

Equity Compensation Plans and Agreements

As described above under “Description of Certain Awards Granted in 2016” beginning on page 57, the Corporation’s equity compensation plans and agreements provide enhanced benefits to named executive officers upon a termination of employment with the Corporation or a subsidiary due to death, disability, or retirement (when such termination is not a termination described in his or her employment security agreement).

In the case of a termination of a named executive officer’s employment due to death, disability or severance, stock options granted under equity compensation plans will accelerate. In the case of a termination of a named executive officer’s employment due to retirement (after satisfying applicable age and service requirements), stock options granted under equity compensation plans will continue vesting. In the case of a termination of a named executive officer’s employment due to death or disability, equity award agreements for restricted stock units and performance stock units granted prior to February 17, 2015 provide for prorated vesting of units and awards granted on or after February 17, 2015 provide for the full vesting of such units. In the case of a termination of a named executive officer’s employment due to severance or retirement (after satisfying applicable age and service requirements), equity award agreements for restricted stock units and performance stock units provide for prorated vesting of units.

The following table quantifies the additional amounts described above that each named executive officer would receive upon the related triggering event:

		Retirement*	Death*	Disability*	Severance	Change in Control	Termination in connection with a Change in Control
Mr. Waddell	Stock Options	$6,530,537	$6,530,537	$6,530,537	$6,530,537	$6,530,537	$6,530,537
	Restricted Stock Units	4,609,584	7,930,259	7,930,259	4,609,584	8,698,315	8,698,315
	Performance Stock Units(1)	9,543,785	14,682,208	14,682,208	9,543,785	14,682,208	14,682,208
	Cash Severance					—	10,000,000
	Pro-Rata Bonus					—	2,333,333
	Supplemental Pension Plan / TIP(2)					—	—
	Welfare Benefits(3)					—	39,227
	Reduction to Prevent Excise Tax					n/a	n/a
	Excise Tax Gross-Up					—	—

Total		$20,683,906	$29,143,004	$29,143,004	$20,683,906	$29,911,060	$42,283,620

Mr. Bowman(4)	Stock Options	n/a	$1,878,516	$1,878,516	$1,878,516	$1,878,516	$1,878,516
	Restricted Stock Units	n/a	2,225,538	2,225,538	1,523,824	2,414,769	2,414,769
	Performance Stock Units(1)	n/a	4,225,423	4,225,423	3,058,927	4,225,423	4,225,423
	Cash Severance					—	3,875,000
	Pro-Rata Bonus					—	666,667
	Supplemental Pension Plan / TIP(2)					—	816,350
	Welfare Benefits(3)					—	37,984
	Reduction to Prevent Excise Tax					(6,746)	—
	Excise Tax Gross-Up					n/a	n/a

Total		$—	$8,329,477	$8,329,477	$6,461,267	$8,511,962	$13,914,709

Mr. Morrison	Stock Options	$3,195,715	$3,195,715	$3,195,715	$3,195,715	$3,195,715	$3,195,715
	Restricted Stock Units	2,271,576	5,771,509	5,771,509	2,428,483	6,147,745	6,147,745
	Performance Stock Units(1)	4,659,426	7,160,965	7,160,965	4,659,426	7,160,965	7,160,965
	Cash Severance					—	4,000,000
	Pro-Rata Bonus					—	1,200,000
	Supplemental Pension Plan / TIP(2)					—	258,300
	Welfare Benefits(3)					—	30,921
	Reduction to Prevent Excise Tax					—	—
	Excise Tax Gross-Up					n/a	n/a

Total		$10,126,717	$16,128,189	$16,128,189	$10,283,624	$16,504,425	$21,993,646

Mr. O’Grady	Stock Options	n/a	$2,004,028	$2,004,028	$2,004,028	$2,004,028	$2,004,028
	Restricted Stock Units	n/a	2,417,440	2,417,440	1,393,098	2,648,436	2,648,436
	Performance Stock Units(1)	n/a	4,481,531	4,481,531	2,892,226	4,481,531	4,481,531
	Cash Severance					—	4,525,000
	Pro-Rata Bonus					—	883,333
	Supplemental Pension Plan / TIP(2)					—	169,609
	Welfare Benefits(3)					—	37,984
	Reduction to Prevent Excise Tax					—	—
	Excise Tax Gross-Up					n/a	n/a

	Total	$0	$8,902,999	$8,902,999	$6,289,352	$9,133,995	$14,749,921

Ms. Schreuder	Stock Options	$2,441,942	$2,441,942	$2,441,942	$2,441,942	$2,441,942	$2,441,942
	Restricted Stock Units	1,525,427	2,862,601	2,862,601	1,525,427	3,093,597	3,093,597
	Performance Stock Units(1)	3,298,046	5,381,886	5,381,886	3,298,046	5,381,886	5,381,886
	Cash Severance					—	4,935,000
	Pro-Rata Bonus					—	895,000
	Supplemental Pension Plan / TIP(2)					—	—
	Welfare Benefits(3)					—	46,382
	Reduction to Prevent Excise Tax					n/a	n/a
	Excise Tax Gross-Up					—	3,396,647

Total		$7,265,415	$10,686,429	$10,686,429	$7,265,415	$10,917,425	$20,190,454

Note: The value of each equity award included in this table is based on a price of $89.05 per share (the closing market price of the Corporation’s common stock on December 30, 2016).

* Under retirement, death and disability each named executive officer remains eligible to receive a termination year bonus under the Management Performance Plan at the discretion of the Compensation and Benefits Committee.

(1) Performance stock unit award values are based upon the target number of shares underlying 2014, 2015 and 2016 awards outstanding as of December 31, 2016.

(2) The assumptions used in calculating the present value of the age and service credits are set forth in “Note 21—Employee Benefits” in the “Notes to the Consolidated Financial Statements” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016.

(3) The value of this continued benefit coverage for three years (or two years for Mr. Morrison) is derived by multiplying the Corporation’s annual cost of providing such coverage in 2016 by three (or two for Mr. Morrison).

(4) Mr. Bowman is entitled to a twelve-month enhancement to his pro-rata severance that applies to outstanding restricted stock units granted in 2013, 2014, and 2015 as well as outstanding performance stock units granted in 2015.

DIRECTOR COMPENSATION

The Compensation and Benefits Committee is responsible for reviewing non-employee director compensation and making a recommendation with respect thereto to the Board. In doing so, the Committee works with CAP and has access to such other resources as it deems appropriate. Under the current plan design, non-employee directors are compensated for their services with cash compensation and equity awards in the form of restricted stock units. Directors who are employees of the Corporation receive no additional compensation for serving on the Board or on any Board committee.

Annual Retainer and Other Fees

Non-employee directors of the Corporation received an annual retainer of $220,000 for their service on the Board in 2016, paid 50% in cash and 50% in the form of restricted stock units. In addition to the annual retainer, directors serving as the Chair of any Board committee were entitled to an additional $15,000 annually and the Corporation’s Lead Director was entitled to an additional $25,000 annually. Directors serving on the Audit Committee (including the Chair thereof) were entitled to an additional $5,000 annually through February 16, 2016 and $10,000 annually thereafter. Directors serving on the Business Risk and Capital Governance Committees (including the Chairs thereof) were entitled to an additional $10,000 annually, beginning February 16, 2016. All fees that are in addition to the annual retainer noted above are paid in cash.

Restricted stock units granted to directors for their service on the Board were made in April 2016 and will vest on April 25, 2017, the date of the 2017 Annual Meeting of Stockholders. Stock units do not have voting rights. Dividend equivalents on the non-employee directors’ stock units are subject to the same vesting, forfeiture and distribution provisions as the underlying stock units. Each stock unit entitles a director to one share of common stock at vesting, unless a director elects to defer receipt of the shares.

Deferral of Compensation

Non-employee directors may elect to defer payment of their cash compensation and stock units until termination of their service as directors. Any deferred cash compensation is converted into stock units representing shares of common stock. The value of each such stock unit is based upon the price of the stock at the end of the calendar quarter for which the cash compensation would have been paid. Dividends on all deferred stock units are paid quarterly to a cash account and accrue interest at an interest rate determined from time to time by the Compensation and Benefits Committee. The value of stock units representing deferred cash compensation, as well as all dividends on stock units representing deferred compensation of any form, will be paid out in cash, and stock units representing deferred stock unit compensation will be distributed in stock, in each case in a lump sum or in up to ten annual installments at the election of the director.

Other Director Compensation

Directors are eligible to participate in the Corporation’s matching gift program, under which the Corporation matches gifts made by employees and directors to eligible nonprofit organizations, on the same terms as employees. The maximum gift total for a non-employee director participant in the program is $2,000 in any calendar year.

Stock Ownership Guidelines

Within five years of election to the Board, non-employee directors are required to hold shares of the Corporation’s common stock equal to five times the annual cash retainer provided to directors. In addition, non-employee directors are expected to meet a minimum share ownership level of 1,000 shares within one year of the date they are initially elected to the Board. Until such time as any non-employee director meets the minimum ownership level requirement, he or she is expected to retain 100% of the net, after-tax shares received from the vesting of equity awards.

As of December 31, 2016, all non-employee directors met or exceeded the stock ownership guidelines to which they were subject.

Director Compensation Table

The following table sets forth all compensation earned by each non-employee director of the Corporation in 2016.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Linda Walker Bynoe	$110,000	$110,000	$2,203	$222,203
Susan Crown	125,000	110,000	2,203	237,203
Dean M. Harrison	128,104	110,000	2,203	240,308
Jay L. Henderson	58,995	83,400	—	142,395
Dipak C. Jain	119,368	110,000	2,203	231,571
Jose Luis Prado	133,736	110,000	2,203	245,939
Thomas E. Richards	118,736	110,000	1,241	229,977
John W. Rowe	158,736	110,000	2,203	270,939
Martin P. Slark	119,368	110,000	2,203	231,571
David H. B. Smith, Jr.	151,841	110,000	2,203	264,044
Donald Thompson	151,841	110,000	2,203	264,044
Charles A. Tribbett III	125,000	110,000	2,203	237,203

(1) This column shows the grant date fair value of the stock awards for all non-employee directors in 2016, computed in accordance with FASB ASC Topic 718. See “Note 22—Share-Based Compensation Plans” to the consolidated financial statements included in Item 8 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016 for a discussion of the assumptions made by the Corporation in the valuation of these stock unit awards. As of December 31, 2016, each non-employee director serving on such date held 1,531 unvested stock units, which represents the stock unit award made by the Corporation in April 2016 described above.

(2) Represents accumulated dividend payments to which the non-employee directors became entitled upon the vesting of underlying stock units in 2016.

ITEM 4—APPROVAL OF THE NORTHERN TRUST CORPORATION 2017 LONG-TERM INCENTIVE PLAN

Overview

At the Annual Meeting, our stockholders will be asked to approve the Northern Trust Corporation 2017 Long-Term Incentive Plan (the “2017 Plan”). The 2017 Plan was approved by the Board on February 21, 2017, subject to stockholder approval. The purposes of the 2017 Plan are to:

●	align the interests of our stockholders and recipients of awards under the 2017 Plan by increasing the proprietary interest of such recipients in the Corporation’s growth and success;

●	advance the interests of the Corporation by attracting and retaining non-employee directors, officers, and other employees;

●	motivate such persons to act in the long-term best interests of the Corporation and its stockholders; and

●	further the Corporation’s risk mitigation strategy by enabling the Corporation to provide incentive compensation that appropriately balances risk and reward.

Under the 2017 Plan, the Corporation may grant:

●	non-qualified stock options;

●	incentive stock options (within the meaning of Section 422 of the Internal Revenue Code);

●	stock appreciation rights (“SARs”), either in tandem with stock options (“tandem SARs”) or not in tandem with stock options (“free-standing SARs”);

●	restricted stock, restricted stock units and other stock awards (collectively, “Stock Awards”); and

●

performance awards representing the right to receive an amount of cash, common stock (including restricted stock), or a combination thereof, upon the satisfaction of specified performance measures within a specified period of time (“Performance Awards”).

As of December 31, 2016, approximately 17,000 employees and thirteen non-employee directors would be eligible to participate in the 2017 Plan; however, employee participation in our long-term incentive plans has historically been limited to certain senior-level and other key employees of the Corporation and its subsidiaries, and this group included approximately 1,100 employees as of December 31, 2016. Upon approval of the 2017 Plan, no additional awards will be granted under the Northern Trust Corporation 2012 Stock Plan (the “2012 Stock Plan”).

Plan Highlights

The following features of the 2017 Plan are designed to reinforce alignment between the equity compensation arrangements awarded pursuant to the 2017 Plan and our stockholders’ interests:

●	administered by a committee of at least two directors, each of whom is independent;

●	20,000,000 shares initially available for awards;

●	no discounting of stock options or SARs;

●	no repricing or replacement of underwater stock options or SARs without stockholder approval;

●	no dividend equivalents on stock options or SARs;

●	no currently paid dividends or dividend equivalents on unearned Performance Awards or unvested Stock Awards;

●	no liberal share recycling;

●	no liberal change in control definition; and

●	subject to certain exceptions, “double-trigger” vesting for the acceleration of equity awards following a change in control of the Corporation.

Description of the 2017 Plan

The following description is qualified in its entirety by reference to the full text of the 2017 Plan, a copy of which is attached as Appendix A and incorporated into this Proxy Statement by reference.

Administration

The 2017 Plan will be administered by the Compensation and Benefits Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board (as used in this Item 4, the “Committee”), in each case consisting of two or more members of the Board. Each member of the Committee is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, and (iii) “independent” within the meaning of applicable NASDAQ listing standards.

Subject to the express provisions of the 2017 Plan, the Committee has the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards are evidenced by an agreement containing such provisions not inconsistent with the 2017 Plan as the Committee approves. The Committee also has authority to establish rules and regulations for administering the 2017 Plan and to decide questions of interpretation or application of any provision of the 2017 Plan. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs become exercisable in part or in full, (ii) all or a portion of the restriction period applicable to any outstanding awards will lapse, (iii) all or a portion of any performance period applicable to any outstanding awards will lapse, and (iv) any performance measures applicable to any outstanding awards be deemed satisfied at the target, maximum or any other level.

The Committee may delegate some or all of its power and authority under the 2017 Plan to the Board, a subcommittee of the Board, a member of the Board, the Chief Executive Officer or other executive officer of the Corporation as the Committee deems appropriate, except that (i) it may not delegate its power and authority with regard to awards to persons who are “covered employees” within the meaning of Section 162(m) of the Internal Revenue Code or are likely to become such while an award is outstanding, and (ii) it may not delegate its power and authority to a member of the Board, the Chief Executive Officer or any executive officer with regard to awards to persons subject to Section 16 of the Exchange Act.

Available Shares

Under the 2017 Plan, the maximum number of shares of common stock initially available for awards will be 20,000,000. This amount is subject to adjustment in the event of any equity restructuring that causes the per share value of shares of common stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend. The number of available shares will be reduced by the aggregate number of shares of common stock which become subject to outstanding options, free-standing SARs, Stock Awards and Performance Awards. To the extent that shares of common stock subject to an outstanding award granted under the 2017 Plan or any other equity plan maintained by the Corporation under which awards are outstanding, including the 2012 Stock Plan (collectively, the “Prior Plans”), are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares of common stock subject to an option cancelled upon settlement of a related tandem SAR or subject to a tandem SAR cancelled upon exercise of a related option), or (ii) the settlement of such award in cash, then such shares of common stock will again be available under the 2017 Plan. The number of shares that again become available in accordance with the preceding sentence will be equal to one share for each share subject to an option, free-standing SAR, Stock Award or Performance Award; provided, however, any shares from a Prior Plan that become available under the 2017 Plan in accordance with the preceding sentence will be calculated based on the share deduction ratio set forth in such Prior Plan (2.11 shares for Stock Awards and Performance Awards granted under the 2012 Stock Plan). Shares of common stock subject to an award under the 2017 Plan or a Prior Plan will not again be available for issuance under the 2017 Plan if such shares are (i) shares that were subject to an option or a stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (ii) shares delivered to or withheld by the Corporation to pay the purchase price or the withholding taxes related to an outstanding award or (iii) shares repurchased by the Corporation on the open market with the proceeds of an option exercise. Under the terms of the 2017 Plan, all shares of common stock available for award may be granted as “incentive stock options.”

To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Internal Revenue Code, (i) the maximum number of shares of common stock with respect to which options or SARs, or a combination thereof, may be granted during any fiscal year to any person will be 1,000,000, subject to adjustment in the event of a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, (ii) the maximum number of shares of common stock with respect to which Stock Awards subject to performance measures or Performance Awards denominated in common stock that may be granted during any fiscal year of the Corporation to any person will be 500,000, subject to adjustment in the event of a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend and (iii) the maximum amount that may be payable with respect to Performance Awards denominated in cash that may be granted during any fiscal year of the Corporation to any person will be $10,000,000; provided, however, each of the per person limits included in this sentence will be multiplied by two for awards granted to a participant in the year in which the participant’s employment with the Corporation commences. The aggregate value of cash compensation and the grant date fair value of shares of common stock that may be paid or granted during any fiscal year to any non-employee director will not exceed $500,000; provided, however, that the per person limit included in this sentence shall be multiplied by two with respect to compensation and awards granted to any non-executive chairman of the Board.

On February 27, 2017, the closing sale price of the Corporation’s common stock, as reported on NASDAQ, was $87.53.

Eligibility

Participants in the 2017 Plan will consist of such officers, other employees, and non-employee directors of the Corporation and its subsidiaries (and such persons who are expected to become any of the foregoing) as selected by the Committee.

Types of Awards

Stock Options and SARs

The 2017 Plan provides for the grant of stock options and SARs. An option is the right to purchase a specified number of shares of common stock at such exercise price as is fixed by the Committee on the date of grant. An SAR is the right to receive upon exercise shares of common stock (which may be restricted stock) or, to the extent provided in the award agreement, cash or a combination thereof, with an aggregate value equal to the difference between the fair market value of a share of common stock on the exercise date and the base price of the SAR. The Committee will determine the conditions to the exercisability of each option and SAR.

Each option will be exercisable for no more than ten years after its date of grant. If the option is an incentive stock option and the optionee owns greater than ten percent of the voting power of all shares of capital stock of the Corporation (a “ten percent holder”), then the option will be exercisable for no more than five years after its date of grant. Except in the case of substitute awards granted in connection with a corporate transaction, the purchase price of an option will not be less than 100% of the fair market value of a share of common stock on the date of grant, unless the option is an incentive stock option and the optionee is a ten percent holder, in which case the purchase price will be the price required by the Internal Revenue Code.

Each SAR will be exercisable for a period determined by the Committee, with no free-standing SAR exercisable later than ten years after its date of grant. Other than in the case of substitute awards granted in connection with a corporate transaction, the base price of an SAR will not be less than 100% of the fair market value of a share of common stock on the date of grant, provided that the base price of a tandem SAR granted will be the exercise price of the related option.

All of the terms relating to the exercise, cancellation or other disposition of stock options and SARs (i) upon a termination of employment of a participant, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, are determined by the Committee. Notwithstanding anything in the award agreement to the contrary, the holder of an option or SAR will not be entitled to receive dividend equivalents with respect to the shares of common stock subject to such option or SAR.

Stock Awards

The 2017 Plan provides for the grant of Stock Awards. The Committee may grant a Stock Award as a restricted stock award, restricted stock unit award or other stock award. Restricted stock is common stock that, during a period designated by the Committee (the “Restriction Period”), may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of by the participant. A restricted stock unit is the right to receive shares of common stock (or, to the extent permitted in the award agreement, the fair market value in cash of such shares), subject to the expiration of a specified Restriction Period. Other stock awards include, without limitation, shares of immediately vested common stock granted as a bonus, dividend equivalents, deferred stock units, stock purchase rights and shares of common stock issued in lieu of obligations of the Corporation to pay cash under any compensatory plan or arrangement. Restricted stock awards and restricted stock unit awards are subject to forfeiture if the holder does not remain continuously in the employment of the Corporation or its subsidiaries during the Restriction Period or if specified performance measures (if any) are not attained during the performance period.

Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock has rights as a stockholder of the Corporation, including the right to vote and receive dividends with respect to shares of restricted stock and to participate in any capital adjustments applicable to all holders of the Corporation’s common stock; provided, however, that a distribution with respect to shares of common stock, including a regular cash dividend, will be deposited by the Corporation and will be subject to the same restrictions as the restricted stock.

The agreement awarding restricted stock units will specify (i) whether such award may be settled in shares of common stock, cash or a combination thereof, and (ii) whether the holder will be entitled to receive dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of common stock subject to such award. Any dividend equivalents with respect to restricted stock units will be subject to the same restrictions as such restricted stock units. Prior to settlement of a restricted stock unit in shares of common stock, the holder of a restricted stock unit has no rights as a stockholder of the Corporation.

All of the terms relating to the satisfaction of performance measures and the termination of a Restriction Period or performance period relating to a Stock Award, or the forfeiture and cancellation of a Stock Award (i) upon a termination of employment, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, will be determined by the Committee.

Performance Awards

The 2017 Plan also provides for the grant of Performance Awards. A Performance Award is the right to receive an amount of cash, common stock (including restricted stock), or a combination thereof, upon the satisfaction of specified performance measures within a specified period of time. The agreement relating to a Performance Award will specify whether such award may be settled in shares of common stock (including shares of restricted stock) or cash or a combination thereof. The agreement relating to a Performance Award will provide, in the manner determined by the Committee, for the vesting of such Performance Award if the specified performance measures are satisfied or met during the specified performance period and for the forfeiture of such award if the specified performance measures are not satisfied or met during the specified performance period. Any dividends or dividend equivalents with respect to a Performance Award will be subject to the same restrictions as such Performance Award. Prior to the settlement of a Performance Award in shares of common stock, the holder of such award has no rights as a stockholder of the Corporation with respect to such shares. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a Performance Award upon (i) a termination of employment, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, will be determined by the Committee.

Performance Measures

Under the 2017 Plan, the grant, vesting, exercisability or payment of certain awards, or the receipt of shares of common stock subject to certain awards, may be made subject to the satisfaction of performance measures. The performance goals applicable to a particular award will be determined by the Committee at the time of grant. To the extent an award is intended to qualify for the performance-based exemption from the $1 million deduction limit under Section 162(m), as described under “Federal Income Tax Consequences—Section 162(m)” below, the performance goals will be one or more of the following corporate-wide or subsidiary, division, operating unit, line of business, project, geographic or individual measures: (i) the attainment by a share of common stock of a specified fair market value for a specified period of time;(ii) increase in stockholder value; (iii) earnings or earnings per share; (iv) return on assets or net assets; (v) return on equity; (vi) return on investments; (vii) return on capital or invested capital; (viii) total stockholder return; (ix) earnings or income of the Corporation before or after taxes and/or interest; (x) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (xi) EBITDA margin; (xii) operating income; (xiii) revenues; (xiv) operating expenses, attainment of expense levels, or the ratio of expenses to trust and investment fees; (xv) cost reduction goals; (xvi) market share; (xvii) cash flow, cash flow per share, cash flow margin or free cash flow; (xviii) interest expense; (xix) economic value created; (xx) gross profit or margin; (xxi) operating profit or margin; (xxii) net cash provided by operations; (xxiii) price-to-earnings growth; (xxiv) credit quality; (xxv) operating leverage; (xxvi) regulatory capital ratios; and (xxvii) strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market penetration, customer acquisition, business expansion, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation, supervision of information technology, quality and quality audit scores, efficiency, acquisitions or divestitures, or any combination of the foregoing goals.

Each goal may be expressed on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Corporation (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). Performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. The applicable performance measures may be applied on a pre- or post-tax basis and may be adjusted in accordance with Section 162(m) of the Internal Revenue Code to include or exclude objectively determinable components of any performance measure, including, without limitation: (i) foreign exchange gains and losses; (ii) asset write-downs; (iii) acquisitions and divestitures; (iv) change in fiscal year; (v) unbudgeted capital expenditures; (vi) special charges such as restructuring or impairment charges; (vii) debt refinancing costs; (viii) extraordinary or noncash items; (ix) unusual, infrequently occurring, nonrecurring or one-time events affecting the Corporation or its financial statements; or (x) changes in law or accounting principles (“Adjustment Events”). In the sole discretion of the Committee, unless such action would cause a grant to a “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code to fail to qualify as qualified performance-based compensation under Section 162(m) of the Internal Revenue Code, the Committee may amend or adjust the performance measures or other terms and conditions of an outstanding award in recognition of any Adjustment Events.

Change in Control

Under the terms of the 2017 Plan, a change in control is generally defined as (i) the election to our Board, without recommendation or approval of two-thirds of the incumbent Board, of directors constituting a majority of the number of directors of the Corporation then in office; (ii) certain acquisitions of securities of the Corporation representing 30% or more of the combined voting power of the Corporation’s then-outstanding securities; (iii) the consummation of certain mergers, consolidations, statutory share exchanges or similar corporate transactions involving the Corporation or any of its subsidiaries; or (iv) the consummation of a sale of all or substantially all of the Corporation’s assets or stockholder approval of a complete liquidation or dissolution of the Corporation.

In the case of change in control in which outstanding awards are not effectively replaced in accordance with the terms of the 2017 Plan, then, upon such change in control, all outstanding stock options and SARs will become immediately exercisable and remain exercisable for the remainder of their term, all restrictions on Stock Awards will lapse and all Stock Awards will become fully vested and Performance Awards will vest or become exercisable or payable in accordance with the applicable award agreement. In addition, our Board (as constituted before the change in control) may, in its sole discretion, require outstanding awards, in whole or in part, to be cancelled, and to provide for the holder to receive a cash payment (or shares in the resulting corporation or its parent corporation) in an amount (or having a value) equal to (i) in the case of a stock option or SAR, the number of shares then subject to the portion of such award cancelled multiplied by the excess, if any, of the highest per share price offered to holders of common stock in the change in control transaction, over the purchase price or base price per share subject to the award, (ii) in the case of Stock Awards and Performance Awards denominated in common stock, the number of shares of common stock then subject to the portion of such award cancelled to the extent the performance criteria (if any) applicable to such award are satisfied multiplied by the highest per share price offered to holders of common stock in the change in control transaction and (iii) in the case of Stock Awards and Performance Awards denominated in cash, the value of the award then subject to the portion of such award surrendered to the extent the performance criteria applicable to such award are satisfied.

In the event of the termination of a participant’s employment by the Corporation or any of its subsidiaries without cause or, to the extent permitted in the award agreement, the termination of a participant’s employment by the participant due to constructive termination or good reason, in each case, within the 24-month period following the occurrence of a change in control in which the outstanding awards were effectively assumed or otherwise remained outstanding, then, upon such termination of employment, all outstanding stock options and SARs will become immediately exercisable and remain exercisable for the remainder of their term, all restrictions on Stock Awards will lapse and all Stock Awards will become fully vested and Performance Awards will vest or become exercisable or payable in accordance with the applicable award agreement.

No Repricing

The Committee may not, without the approval of stockholders, (i) reduce the purchase price or base price of any previously granted stock option or SAR, (ii) cancel any previously granted stock option or SAR in exchange for another stock option or SAR with a lower purchase price or base price or (iii) cancel any previously granted stock option or SAR in exchange for cash or another award if the purchase price of such stock option or the base price of such SAR exceeds the fair market value of a share of common stock on the date of such cancellation, in each case, other than in connection with a change in control or pursuant to the plan’s adjustment provisions.

Clawback of Awards

The awards granted under the 2017 Plan and any cash payment or shares of common stock delivered pursuant to an award are subject to forfeiture, recovery by the Corporation or other action pursuant to the applicable award agreement or any clawback or recoupment policy which the Corporation may adopt from time to time, including any such policy which the Corporation may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

Effective Date, Termination and Amendment

The 2017 Plan will become effective as of the date of stockholder approval and will terminate as of the first annual meeting of the Corporation’s stockholders to occur on or after the tenth anniversary of the date of such stockholder approval, unless earlier terminated by our Board. The Board may amend the 2017 Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) of the Internal Revenue Code and any rule of NASDAQ, and provided that no amendment may be made that seeks to modify the prohibition on repricing of stock options and SARs without stockholder approval under the 2017 Plan or that materially impairs the rights of a holder of an outstanding award without the consent of such holder.

New Plan Benefits

The number of stock options and other forms of awards that will be granted under the 2017 Plan is not currently determinable.

Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences generally arising with respect to awards under the 2017 Plan. This discussion does not address all aspects of the U.S. federal income tax consequences of participating in the 2017 Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-U.S. tax consequences of participating in the 2017 Plan. Each participant is advised to consult his or her particular tax advisor concerning the application of the U.S. federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-U.S. tax laws before taking any actions with respect to any awards.

Section 162(m)

Section 162(m) generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the corporation’s chief executive officer and the corporation’s three most highly compensated executive officers other than the chief executive officer or the chief financial officer. However, “qualified performance-based compensation” is not subject to the $1 million deduction limit. To qualify as performance-based compensation, the following requirements must be satisfied: (i) the performance goals are determined by a committee consisting solely of two or more “outside directors;” (ii) the material terms under which the compensation is to be paid, including the performance goals, are disclosed to and approved by the corporation’s stockholders; and (iii) the committee certifies that the applicable performance goals were satisfied before payment of any performance-based compensation is made.

Stock Options

A participant will not recognize taxable income at the time an option is granted and the Corporation will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their purchase price, and the Corporation will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Corporation will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon that disposition, and (ii) the excess of the fair market value of those shares on the date of exercise over the purchase price, and the Corporation will be entitled to a corresponding deduction.

SARs

A participant will not recognize taxable income at the time SARs are granted and the Corporation will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Corporation, and the Corporation will be entitled to a corresponding deduction.

Stock Awards

A participant will not recognize taxable income at the time restricted stock is granted and the Corporation will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by the Corporation as compensation expense, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

A participant will not recognize taxable income at the time a restricted stock unit is granted and the Corporation will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Corporation, and the Corporation will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

A participant who receives shares of common stock that are not subject to any restrictions under the 2017 Plan will recognize compensation taxable as ordinary income on the date of grant in an amount equal to the fair market value of such shares on that date, and the Corporation will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

Performance Awards

A participant will not recognize taxable income at the time Performance Awards are granted and the Corporation will not be entitled to a tax deduction at that time. Upon settlement of Performance Awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Corporation, and the Corporation will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

The Board unanimously recommends that you vote FOR the approval of the Northern Trust Corporation 2017 Long-Term Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION

Set forth below is information with respect to equity compensation plans under which the common stock of the Corporation was authorized for issuance as of December 31, 2016.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants, and Rights (#)		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights ($)		Number of Securities Remaining Available for Issuance under Equity Compensation Plans (Excluding Securities Reflected in the Second Column) (#)
Equity compensation plans approved by stockholders	9,384,042	(1)	$55.20	(2)	20,022,297	(3)
Equity compensation plans not approved by stockholders	2,100	(4)	N/A		N/A
Total	9,386,142		$55.20	(2)	20,022,297

(1) Includes shares of common stock underlying outstanding or deferred restricted stock unit, performance stock unit and stock option awards.

(2) Restricted stock units and performance stock units are excluded when determining the weighted-average exercise price.

(3) All shares are available for issuance under the Corporation’s 2012 Stock Plan. As noted under “Item 4—Approval of the Northern Trust Corporation 2017 Long-Term Incentive Plan” beginning on page 78, upon approval of the 2017 Plan no additional awards will be granted under the 2012 Stock Plan.

(4) Consists of shares of common stock underlying stock units that have been deferred at the election of certain directors pursuant to the 1997 Deferred Compensation Plan for Non-Employee Directors.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for providing oversight of the Corporation’s financial reporting functions and internal control over financial reporting. The Audit Committee’s function is one of oversight, recognizing that: (i) management is responsible for the complete and accurate preparation of the Corporation’s financial statements, including internal control over financial reporting; and (ii) KPMG LLP, the Corporation’s independent registered public accounting firm, is responsible for performing an audit on such financial statements and expressing an opinion as to whether they are free of material misstatement and presented in accordance with U.S. generally accepted accounting principles. KPMG LLP is also responsible for expressing an opinion as to whether the Corporation maintained effective internal control over financial reporting.

Consistent with its oversight responsibilities, the Audit Committee has reviewed and discussed with management and KPMG LLP the Corporation’s audited financial statements as of and for the year ended December 31, 2016. The Committee has also discussed with KPMG LLP the firm’s assessment of the Corporation’s internal controls and the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standards No. 16, “Communication with Audit Committees.” The Audit Committee has also received and discussed the written disclosures and the letter from KPMG LLP required by Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence” and has conducted a discussion with KMPG LLP regarding its independence. The Audit Committee also considered whether the provision of non-audit services by KPMG LLP to the Corporation for the fiscal year ended December 31, 2016 is compatible with maintaining KPMG LLP’s independence.

Based on the above-mentioned reviews and discussions, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board that the Corporation’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

Audit Committee

David H. B. Smith, Jr. (Chair)

Dean M. Harrison

Dipak C. Jain

Martin P. Slark

Donald Thompson

AUDIT MATTERS

Fees of Independent Registered Public Accounting Firm

Description of Fees	2016	2015
Audit Fees	$5,084,731	$4,995,395
Audit-Related Fees	2,891,256	2,638,295
Tax Fees	136,721	150,467
All Other Fees	146,766	811,634
Total	$8,259,474	$8,595,791

Audit Fees include fees for professional services rendered for the annual integrated audit of the Corporation’s consolidated financial statements for the fiscal year (including services relating to the audit of internal control over financial reporting) audits of subsidiary financial statements and reviews of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q.

Audit-Related Fees include fees for services that were reasonably related to performance of the audit of the annual consolidated financial statements for the fiscal year, other than Audit Fees, such as comfort letters, employee benefit plan audits, internal control reviews, and other attestation services.

Tax Fees include fees for tax return preparation, tax compliance and tax advice.

All Other Fees include fees for all services other than Audit Fees, Audit-Related Fees, and Tax Fees, including various advisory and assurance services.

Pre-Approval Policies and Procedures of the Audit Committee

The Audit Committee has in place a policy regarding the engagement of independent public accounting firms to provide auditor services to the Corporation. The purpose of the policy is to establish procedures for Audit Committee pre-approval of all auditor services to be provided to the Corporation by its independent registered public accounting firm. Auditor services include audit services, audit-related services, and non-audit services, including tax services. The policy provides that the Audit Committee, the Chairman, or any Audit Committee member delegated the authority (a “Designated Member”) has the authority to grant pre-approvals of auditor services. In addition, the policy provides that the independent registered public accounting firm may be engaged to provide only those non-audit services: (i) that are permitted by SEC rules; and (ii) that, in the judgment of the Audit Committee, maintain the independent registered public accounting firm’s independence from the Corporation. In evaluating whether a proposed engagement of the Corporation’s independent registered public accounting firm for a specific permitted non-audit service maintains the firm’s independence from the Corporation, the Audit Committee or a Designated Member thereof must consider whether the proposed engagement would cause the independent registered public accounting firm to: (a) audit its own work; (b) perform management functions; or (c) act as an advocate for the Corporation. The independent registered public accounting firm shall in no event be engaged to perform any prohibited services, as set forth in the policy.

All audit, audit-related, tax and other services provided by KPMG LLP in 2016 were pre-approved in accordance with the Audit Committee’s policy regarding the engagement of independent public accounting firms to provide auditor services to the Corporation.

ITEM 5—RATIFICATION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm is appointed annually by the Corporation’s Audit Committee. For the year ending December 31, 2017, the Audit Committee has authorized the engagement of KPMG LLP as the Corporation’s independent registered public accounting firm. KPMG LLP served as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2016. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions.

Stockholder ratification of the selection of KPMG LLP as the Corporation’s independent registered public accounting firm is not required. However, the Board is submitting the selection of KPMG LLP as the Corporation’s independent registered public accounting firm to the stockholders for ratification because it believes it is a governance best practice to do so. If the stockholders fail to ratify KPMG LLP as the independent registered public accounting firm, the Audit Committee will reassess its appointment, but in such event it may elect to retain KPMG LLP nonetheless. Further, even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Corporation and its stockholders.

The Board unanimously recommends that you vote FOR the ratification of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

Any stockholder proposals for the Corporation’s 2018 Annual Meeting of Stockholders must be received by the Corporation, directed to the attention of the Corporation’s Corporate Secretary, no later than November 16, 2017 in order to be eligible for inclusion in the Corporation’s proxy statement and form of proxy for that meeting. The proposal must comply in all respects with the rules and regulations of the SEC and the Corporation’s By-laws.

Also, under the Corporation’s By-laws, other proposals that are not included in the proxy statement will be considered timely and may be eligible for presentation at that meeting if they are received by the Corporation in the form of a written notice, directed to the attention of the Corporation’s Corporate Secretary, no earlier than November 26, 2017 and no later than December 26, 2017. If the 2018 Annual Meeting of Stockholders is called for a date that is not within thirty days before or after the anniversary date of this Annual Meeting, notice by the stockholder in order to be timely must be received within ten days after notice of the 2018 Annual Meeting is mailed or public disclosure of the date of the Annual Meeting is made, whichever occurs first. The notice must contain the information required by the Corporation’s By-laws.

Appendix A

NORTHERN TRUST CORPORATION

2017 LONG-TERM INCENTIVE PLAN

I. INTRODUCTION

1.1 Purposes. The purposes of the Northern Trust Corporation 2017 Long-Term Incentive Plan (this “Plan”) are (i) to align the interests of the Corporation’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Corporation’s growth and success, (ii) to advance the interests of the Corporation by attracting and retaining Non-Employee Directors, officers, and other employees, (iii) to motivate such persons to act in the long-term best interests of the Corporation and its stockholders and (iv) to further the Corporation’s risk mitigation strategy by enabling the Corporation to provide incentive compensation that appropriately balances risk and reward.

1.2 Certain Definitions.

“Affiliate” shall have the meaning set forth in Rule 12b-2 under Section 12 of the Exchange Act.

“Agreement” shall mean the written or electronic agreement evidencing an award hereunder between the Corporation and the recipient of such award.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act, except that a Person shall not be deemed to be the Beneficial Owner of any securities with respect to which such Person has properly filed a form 13-G.

“Board” shall mean the Board of Directors of the Corporation.

“Change in Control” shall have the meaning set forth in Section 5.8(c).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation and Benefits Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board, in each case, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code and (iii) “independent” within the meaning of the rules of the NASDAQ Stock Market or, if the Common Stock is not listed on the NASDAQ Stock Market, within the meaning of the rules of the principal stock exchange on which the Common Stock is then traded.

“Common Stock” shall mean the common stock, par value $1.66 2/3 per share, of the Corporation, and all rights appurtenant thereto.

“Corporation” shall mean Northern Trust Corporation, a corporation organized under the laws of the State of Delaware, or any successor thereto.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the fair market value of the Common Stock, as determined by the Committee and, to the extent applicable, in compliance with Section 409A of the Code.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Non-Employee Director” shall mean any director or advisory director of the Corporation who is not an officer or employee of the Corporation or any Subsidiary.

“Nonqualified Stock Option” shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

“Other Stock Award” shall mean an award granted pursuant to Section 3.4 of the Plan.

“Performance Award” shall mean a right to receive an amount of cash, Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award, Other Stock Award or Performance Award, to the holder’s receipt of the shares of Common Stock subject to such award or of payment with respect to such award. To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder, such criteria and objectives shall include one or more of the following corporate-wide or Subsidiary, division, operating unit, line of business, project, geographic or individual measures: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time; increase in stockholder value; earnings or earnings per share; return on assets or net assets; return on equity; return on investments; return on capital or invested capital; total stockholder return; earnings or income of the Corporation before or after taxes and/or interest; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA margin; operating income; revenues; operating expenses, attainment of expense levels, or the ratio of expenses to trust and investment fees; cost reduction goals; market share; cash flow, cash flow per share, cash flow margin or free cash flow; interest expense; economic value created; gross profit or margin; operating profit or margin; net cash provided by operations; price-to-earnings growth; credit quality; operating leverage; regulatory capital ratios; and strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market penetration, customer acquisition, business expansion, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation, supervision of information technology, quality and quality audit scores, efficiency, and acquisitions or divestitures, or any combination of the foregoing. Each such goal may be expressed on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Corporation (including the performance of one or more Subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. The applicable performance measures may be applied on a pre- or post-tax basis and may be adjusted in accordance with Section 162(m) of the Code to include or exclude objectively determinable components of any performance measure, including, without limitation, foreign exchange gains and losses, asset writedowns, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Corporation or its financial statements or changes in law or accounting principles (“Adjustment Events”). In the sole discretion of the Committee, unless such action would cause a grant to a covered employee to fail to qualify as qualified performance-based compensation under Section 162(m) of the Code, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of any Adjustment Events. With respect to participants who are not “covered employees” within the meaning of Section 162(m) of the Code and who, in the Committee’s judgment, are not likely to be covered employees at any time during the applicable performance period or during any period in which an award may be paid following a performance period, the performance goals may consist of any objective or subjective corporate-wide or Subsidiary, division, operating unit or individual measures, whether or not listed herein. Performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time; provided, however, that to the extent such goals relate to awards to “covered employees” within the meaning of Section 162(m) of the Code, such special rules and conditions shall not be inconsistent with the provisions of Treasury regulation Section 1.162-27(e) or any successor regulation describing “qualified performance-based compensation.”

“Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Corporation or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefits plan of the Corporation or any of its Subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

“Prior Plan” shall mean the Northern Trust Corporation 2012 Stock Plan and each other equity plan maintained by the Corporation under which awards are outstanding as of the effective date of this Plan.

“Replacement Award” shall mean an award granted in place of outstanding awards in connection with a Change in Control if: (i) it is of the same type as the replaced award; (ii) it has a value intended to preserve the value of the replaced award; (iii) it relates to publicly traded equity securities of the Corporation or its successor in the Change in Control or another entity that is affiliated with the Corporation or its successor following the Change in Control; and (iv) its other terms and conditions are not less favorable to the participant than the terms and conditions of the replaced award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the replaced award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions for Replacement Awards are satisfied shall be made by the Board, as constituted immediately before the Change in Control, in its sole discretion.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

“Restricted Stock Unit” shall mean a right to receive one share of Common Stock or, in lieu thereof and to the extent set forth in the applicable Agreement, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award or Other Stock Award shall remain in effect.

“SAR” shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

“Stock Award” shall mean a Restricted Stock Award, Restricted Stock Unit Award or Other Stock Award.

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Corporation owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Substitute Award” shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 5.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

1.3 Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options; (ii) SARs in the form of Tandem SARs or Free-Standing SARs; (iii) Stock Awards in the form of Restricted Stock, Restricted Stock Units or Other Stock Awards; and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock subject to an award, the number of SARs, the number of Restricted Stock Units, the dollar value subject to a Performance Award, the purchase price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding awards shall be deemed to be satisfied at the target, maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board (or any members thereof) or, subject to applicable law, to a subcommittee of the Board, a member of the Board, the Chief Executive Officer or other executive officer of the Corporation as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board (or any members thereof) or the Chief Executive Officer or other executive officer of the Corporation with regard to the grant of an award to any person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to a member of the Board, the Chief Executive Officer or other executive officer of the Corporation with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Corporation’s Certificate of Incorporation and/or By-laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

1.4 Eligibility. Participants in this Plan shall consist of such officers, other employees, Non-Employee Directors, and persons expected to become officers, other employees, and Non-Employee Directors of the Corporation and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Except as otherwise provided for in an Agreement, for purposes of this Plan, references to employment by the Corporation shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during an approved leave of absence.

1.5 Shares Available. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Plan, 20,000,000 shares of Common Stock shall initially be available for all awards under this Plan, other than Substitute Awards (all of such available shares may be issued in connection with Incentive Stock Options). The number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options, outstanding Free-Standing SARs, outstanding Stock Awards and outstanding Performance Awards denominated in shares of Common Stock, other than Substitute Awards.

To the extent that shares of Common Stock subject to an outstanding option, SAR, Stock Award or Performance Award granted under the Plan or a Prior Plan (including shares subject to a Stock Unit or Stock Award, as defined in the Northern Trust Corporation 2012 Stock Plan), other than Substitute Awards, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan; provided, however, that shares of Common Stock subject to an award under this Plan or a Prior Plan shall not again be available for issuance under this Plan if such shares are (x) shares that were subject to an option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (y) shares delivered to or withheld by the Corporation to pay the purchase price or the withholding taxes related to an outstanding award or (z) shares repurchased by the Corporation on the open market with the proceeds of an option exercise. The number of shares that again become available pursuant to this paragraph shall be equal to one share for each share subject to an option, Free-Standing SAR, Stock Award or Performance Award described herein; provided, however, any shares from a Prior Plan that become available under this Plan pursuant to this paragraph shall be calculated based on the share deduction ratio set forth in such Prior Plan. At the time this Plan becomes effective, none of the shares of Common Stock available for future grant under the Prior Plans shall be available for grant under such Prior Plans or this Plan.

The number of shares of Common Stock available for awards under this Plan shall not be reduced by (i) the number of shares of Common Stock subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Corporation (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

1.6 Per Person Limits. To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder (i) the maximum number of shares of Common Stock with respect to which options or SARs, or a combination thereof, may be granted during any fiscal year of the Corporation to any person shall be 1,000,000, subject to adjustment as provided in Section 5.7; (ii) the maximum number of shares of Common Stock with respect to which Stock Awards subject to Performance Measures or Performance Awards denominated in Common Stock that may be granted during any fiscal year of the Corporation to any person shall be 500,000, subject to adjustment as provided in Section 5.7; and (iii) the maximum amount that may be payable with respect to Performance Awards denominated in cash that may be granted during any fiscal year of the Corporation to any person shall be $10,000,000; provided, however, that each of the per person limits set forth in this sentence shall be multiplied by two for awards granted to a participant in the year in which such participant’s employment with the Corporation commences. The aggregate value of cash compensation and the grant date fair value of shares of Common Stock that may be paid or granted during any fiscal year of the Corporation to any Non-Employee Director shall not exceed $500,000; provided, however, that the per person limit set forth in this sentence shall be multiplied by two with respect to compensation and awards granted to any Non-Executive Chairman of the Board.

II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Corporation, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Corporation (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the purchase price per share of the shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Corporation, over (y) the aggregate purchase price of such shares.

(b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

(c) Method of Exercise. An option may be exercised (i) by giving written notice to the Corporation specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Corporation’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Corporation) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Corporation to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Corporation to whom the participant has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Corporation any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Corporation may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the participant. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Corporation’s satisfaction).

2.2 Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted).

Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the base price per share of the shares subject to such SAR may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Corporation, over (y) the aggregate base price of such shares.

(b) Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that (i) no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option and (ii) no Free-Standing SAR shall be exercised later than ten years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Corporation as determined pursuant to Section 3.2(d). Prior to the exercise of a stock-settled SAR, the holder of such SAR shall have no rights as a stockholder of the Corporation with respect to the shares of Common Stock subject to such SAR.

(c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Corporation specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Corporation any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Corporation may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Corporation specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Corporation may reasonably request. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Corporation’s satisfaction).

2.3 Termination of Employment or Service. All of the terms relating to the exercise, cancellation or other disposition of an option or SAR (i) upon a termination of employment with or service to the Corporation of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

2.4 No Repricing. The Committee shall not, without the approval of the stockholders of the Corporation, (i) reduce the purchase price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower purchase price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation, in each case, other than in connection with a Change in Control or the adjustment provisions set forth in Section 5.7.

2.5 No Dividend Equivalents. Notwithstanding anything in an Agreement to the contrary, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such option or SAR.

III. STOCK AWARDS

3.1 Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award or, in the case of an Other Stock Award, the type of award being granted.

3.2 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Corporation during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Corporation during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Corporation, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Corporation of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Corporation’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

(d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Corporation, including, but not limited to, voting rights and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, including a regular cash dividend, shall be deposited with the Corporation and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

3.3 Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award, including the number of shares that are earned upon the attainment of any specified Performance Measures, and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Corporation during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Corporation during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units shall be subject to the same restrictions as such Restricted Stock Units. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Corporation with respect to the shares of Common Stock subject to such award.

3.4 Other Stock Awards. Subject to the limitations set forth in the Plan, the Committee is authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, including without limitation shares of Common Stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares of Common Stock issued in lieu of obligations of the Corporation to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Committee. The Committee shall determine the terms and conditions of such awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Committee may specify in its discretion. Any distribution, including a regular cash dividend, with respect to shares of Common Stock granted pursuant to this section and subject to restriction pursuant to the terms and conditions of the applicable award shall be deposited with the Corporation and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made, and any dividend equivalents with respect to other awards granted pursuant to this section shall be subject to the same restrictions as the award to which they relate.

3.5 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Corporation of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

IV. PERFORMANCE AWARDS

4.1 Performance Awards. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.

4.2 Terms of Performance Awards. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Value of Performance Awards and Performance Measures. The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) Settlement of Vested Performance Awards. The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of

Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Corporation as determined pursuant to Section 3.2(d). Any dividends or dividend equivalents with respect to a Performance Award shall be subject to the same restrictions as such Performance Award. Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Corporation.

4.3 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Corporation of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

V. GENERAL

5.1 Effective Date and Term of Plan. This Plan shall be submitted to the stockholders of the Corporation for approval at the Corporation’s 2017 annual meeting of stockholders and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at such annual meeting of stockholders and entitled to vote, shall become effective as of the date on which the Plan was approved by stockholders. This Plan shall terminate as of the first annual meeting of the Corporation’s stockholders to occur on or after the tenth anniversary of its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Stock Option may be granted later than ten years after the date on which the Plan was approved by the Board. In the event that this Plan is not approved by the stockholders of the Corporation, this Plan and any awards hereunder shall be void and of no force or effect.

5.2 Amendments. The Board may amend this Plan as it shall deem advisable; provided, however, that no amendment to the Plan shall be effective without the approval of the Corporation’s stockholders if (i) stockholder approval is required by applicable law, rule or regulation, including Section 162(m) of the Code and any rule of the NASDAQ Stock Market, or any other stock exchange on which the Common Stock is then traded, or (ii) such amendment seeks to modify Section 2.4 hereof; provided further, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

5.3 Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Corporation and, to the extent required by the Corporation, executed or electronically accepted by the recipient of such award. Upon such execution or acceptance and delivery of the Agreement to the Corporation within the time period specified by the Corporation, such award shall be effective as of the effective date set forth in the Agreement.

5.4 Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Corporation or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes, a charitable organization designated by the holder or pursuant to a domestic relations order, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

5.5 Tax Withholding. The Corporation shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Corporation shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Corporation; (B) delivery (either actual delivery or by attestation procedures established by the Corporation) to the Corporation of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Corporation to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation; (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Corporation to whom the participant has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate (or, if permitted by the Corporation, such other rate as will not cause adverse accounting consequences under the accounting rules then in effect, and is permitted under applicable IRS withholding rules). Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

5.6 Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Corporation determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Corporation. The Corporation may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5.7 Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor or replacement accounting standard) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share), the terms of each outstanding Stock Award (including the number and class of securities subject thereto), the terms of each outstanding Performance Award (including the number and class of securities subject thereto, if applicable), the maximum number of securities with respect to which options or SARs may be granted during any fiscal year of the Corporation to any one grantee, the maximum number of shares of Common Stock that may be awarded during any fiscal year of the Corporation to any one grantee pursuant to a Stock Award that is subject to Performance Measures or a Performance Award, as set forth in Section 1.6, shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Corporation, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

5.8 Change in Control.

(a) Notwithstanding anything contained in this Plan or any Agreement to the contrary, in the event of a Change in Control pursuant to which the outstanding awards are not replaced with Replacement Awards, the following shall occur upon a Change in Control with respect to any such awards outstanding as of such Change in Control:

(1)	any and all options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable for the remainder of their term, subject to any limitations on such term provided in the Agreement;

(2)	any restrictions imposed on Stock Awards shall lapse and all Stock Awards shall become fully vested;

(3)	Performance Awards shall vest or become exercisable or payable in accordance with the applicable Agreements; and

(4)

the Board (as constituted prior to such Change in Control) may, in its discretion, require outstanding awards, in whole or in part, to be surrendered to the Corporation by the holder, and to be immediately cancelled by the Corporation, and to provide for the holder to receive (A) a cash payment in an amount equal to (i) in the case of an option or SAR, the number of shares of Common Stock then subject to the portion of such award surrendered multiplied by the excess, if any, of the highest per share price offered to holders of Common Stock in any transaction whereby the Change in Control takes place, over the purchase price or base price per share of Common Stock subject to such award, (ii) in the case of Stock Awards and Performance Awards denominated in Common Stock, the number of shares of Common Stock then subject to the portion of such award surrendered to the extent the performance criteria (if any) applicable to such award are satisfied pursuant to the terms of the applicable Agreement multiplied by the highest per share price offered to holders of Common Stock in any transaction whereby the Change in Control takes place and (iii) in the case of Stock Awards and Performance Awards denominated in cash, the value of the award then subject to the portion of such award surrendered to the extent the performance criteria applicable to such Award are satisfied pursuant to the terms of the applicable Agreement; (B) shares of capital stock of the corporation resulting from such Change in Control, or a parent corporation thereof, having a Fair Market Value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

(b) Except as otherwise provided for in Section 5.8(a), notwithstanding anything contained in this Plan or any Agreement to the contrary, in the event of the termination of a participant’s employment by the Corporation without cause (as defined the Agreement) or, to the extent permitted in the Agreement, the termination of a participant’s employment by the participant for a constructive termination or good reason (as defined in the Agreement when applicable), in each case, within the 24-month period following the occurrence of a Change in Control, then the following shall occur with respect to any and all awards held by the participant as of such termination of employment:

(1)	any and all options and SARs shall become immediately exercisable, and shall remain exercisable for the remainder of their term, subject to any limitations on such term provided in the Agreement;

(2)	any restrictions imposed on Stock Awards shall lapse and all Stock Awards shall become fully vested; and

(3)	Performance Awards shall vest or become exercisable or payable in accordance with the applicable Agreements.

(c)	For purposes of this Plan, a “Change in Control” shall be deemed to have occurred if:

(1)	any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 30% or more of the combined voting power of the Corporation’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (3) below;

(2)	the election to the Board, without the recommendation or approval of two-thirds of the incumbent Board, of directors constituting a majority of the number of directors of the Corporation then in office, provided, however, that directors whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation will not be considered as incumbent members of the Board for purposes of this section;

(3)

there is consummated a merger or consolidation of the Corporation or any direct or indirect Subsidiary of the Corporation with any other company, other than (A) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), at least 60% of the combined voting power of the securities of the Corporation or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of the combined voting power of the Corporation’s then outstanding securities; or

(4)	there is consummated the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets, other than a sale or disposition by the Corporation of all or substantially all of the Corporation’s assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation immediately prior to such sale or the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation;

provided, that with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (1), (2), (3) or (4) also constitutes a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) if required in order for the payment not to violate Section 409A of the Code. Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions.

5.9 Deferrals. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

5.10 No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Corporation, any Subsidiary or any affiliate of the Corporation or affect in any manner the right of the Corporation, any Subsidiary or any affiliate of the Corporation to terminate the employment or service of any person at any time without liability hereunder.

5.11 Rights as Stockholder. No person shall have any right as a stockholder of the Corporation with respect to any shares of Common Stock or other equity security of the Corporation which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

5.12 Designation of Beneficiary. To the extent permitted by the Corporation and in accordance with any procedures established by the Corporation or its third-party stock plan administrator, a holder of an award may file with the Corporation a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Corporation. Each beneficiary designation shall become effective only when filed in writing with the Corporation during the holder’s lifetime on a form prescribed by the Corporation. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Corporation of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.

5.13 Awards Subject to Clawback. The awards granted under this Plan and any cash payment or shares of Common Stock delivered pursuant to such an award are subject to forfeiture, recovery by the Corporation or other action pursuant to the applicable award Agreement or any clawback or recoupment policy which the Corporation may adopt from time to time, including without limitation any such policy which the Corporation may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

5.14 Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.15 Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside of the United States on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Corporation or its Subsidiaries operates or has employees.

NORTHERN TRUST CORPORATION 50 SOUTH LASALLE STREET CHICAGO, IL 60603

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT April 24, 2017. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT April 24, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Northern Trust Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please mail in advance, so that your instruction may be received no later than 11:59 p.m. EDT on April 24, 2017.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E20348-P85837-Z69284	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NORTHERN TRUST CORPORATION
The Board of Directors recommends you vote FOR proposals 1, 2, 4 and 5 and EVERY YEAR on proposal 3:

1. Election of 13 Directors		For	Against	Abstain

1a.	Linda Walker Bynoe	☐	☐	☐
1b.	Susan Crown	☐	☐	☐
1c.	Dean M. Harrison	☐	☐	☐	Every Year	Every 2 Years	Every 3 Years	Abstain
1d.	Jay L. Henderson	☐	☐	☐	3. Recommendation, by an advisory vote, on the frequency with which the Corporation should hold advisory votes on executive compensation. ☐	☐	☐	☐
1e.	Michael G. O'Grady	☐	☐	☐
1f.	Jose Luis Prado	☐	☐	☐

1g.	Thomas E. Richards	☐	☐	☐		For	Against	Abstain

1h.	John W. Rowe	☐	☐	☐	4. Approval of the Northern Trust Corporation 2017 Long-Term Incentive Plan.	☐	☐	☐
1i.	Martin P. Slark	☐	☐	☐

1j.	David H. B. Smith, Jr.	☐	☐	☐	5. Ratification of the appointment of KPMG LLP as the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐
1k.	Donald Thompson	☐	☐	☐
1l.	Charles A. Tribbett III	☐	☐	☐
1m.	Frederick H. Waddell	☐	☐	☐	For address changes and/or comments, please check this box and write them on the back where indicated.			☐
2. Approval, by an advisory vote, of the 2016 compensation of the Corporation’s named executive officers.		☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING ADMISSION TICKET

Northern Trust Corporation

50 South LaSalle Street

Chicago, Illinois 60603

(northwest corner of LaSalle Street and Monroe Street)

April 25, 2017

10:30 a.m. CDT

You should present this admission ticket in order to gain admittance to the meeting.

(Registration begins at 9:30 a.m., and seating will begin at 10:00 a.m.)

This ticket admits only the stockholder(s) listed on the reverse side and is not transferable. Each stockholder will be asked to present valid picture identification, such as a driver’s license. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.

Directions to the Northern Trust Corporation Annual Meeting of Stockholders

Lake Shore Drive (coming from north or south)	Kennedy Expressway (I90 - I94)

Take Lake Shore Drive to the Randolph Street exit. Continue on Randolph Street to LaSalle Street. Turn left (southbound) on LaSalle Street to Madison Street. Turn right (westbound) on Madison Street to the parking garage that is between LaSalle Street and Wells Street.

Take I90-I94 east to the Monroe Street exit. Turn left (eastbound) on Monroe Street. Continue on Monroe Street to LaSalle Street. Turn left (northbound) on LaSalle Street and continue one block north to Madison Street. Turn left (westbound) on Madison Street to the parking garage that is between LaSalle Street and Wells Street.

Stevenson Expressway (I55)	Eisenhower Expressway (I290)

Take I55 east to Lake Shore Drive north. Take Lake Shore Drive to the Randolph Street exit. Continue on Randolph Street to LaSalle Street. Turn left (southbound) on LaSalle Street to Madison Street. Turn right (westbound) on Madison Street to the parking garage that is between LaSalle Street and Wells Street.

Take I290 east to the Franklin Street exit. Continue northbound on Franklin Street to Monroe Street. Turn right (eastbound) on Monroe Street to LaSalle Street. At LaSalle Street turn left and continue one block north to Madison Street. Turn left on Madison Street to the parking garage that is between LaSalle Street and Wells Street.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

You may access the 2017 Notice of Annual Meeting and Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2016 by going to the following website: materials.proxyvote.com/665859

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NORTHERN TRUST CORPORATION

Annual Meeting of Stockholders

Tuesday, April 25, 2017, 10:30 a.m. CDT

This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Frederick H. Waddell and S. Biff Bowman, and each of them, as proxy holders, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all shares of common stock of Northern Trust Corporation which the undersigned is entitled to vote on the proposals at the Annual Meeting of Stockholders on April 25, 2017, at 50 S. LaSalle St., Chicago, IL 60603, and any adjournment or postponement thereof (the "Annual Meeting"). The above proxy holders cannot vote the undersigned's shares unless the undersigned votes in one of the manners specified on this card.

If any shares of common stock have been allocated to the undersigned's account under The Northern Trust Company Thrift-Incentive Plan ("TIP"), this proxy card will serve as voting instructions for such shares and the undersigned hereby directs The Northern Trust Company, as trustee of TIP (the "TIP Trustee"), to vote such shares, in person or by proxy, in the manner specified on this card, at the Annual Meeting. The TIP Trustee will vote allocated shares for which no direction is received and unallocated shares, if any, in the same proportion as the shares for which direction is received, except as otherwise provided in accordance with applicable law. To allow sufficient time for voting by the TIP Trustee, voting instructions must be recorded by 11:59 p.m. EDT on April 20, 2017.

Whether voting by mail, telephone or Internet, the undersigned's shares (including shares held under TIP) will be voted in accordance with the undersigned's instructions. If this proxy card is returned without indication as to how shares are to be voted, the proxy holders will vote the undersigned's shares, including any held in TIP: for the election of each nominee for director; for the approval, by an advisory vote, of the 2016 compensation of the Corporation's named executive officers; for the recommendation to hold advisory votes on the compensation of the Corporation's named executive officers every year; for the approval of the Northern Trust Corporation 2017 Long-Term Incentive Plan; and for the ratification of the appointment of KPMG LLP as the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2017.

The proxy holders are authorized to vote those shares for which they receive proxies as they shall determine in their sole discretion on any other business that may properly come before the meeting.

Address Changes/Comments:

(If any Address Changes/Comments are noted above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side